                                                                  EXECUTION COPY

                                                                     Exhibit 4.7

--------------------------------------------------------------------------------

                                RGA CAPITAL TRUST

                      AMENDED AND RESTATED TRUST AGREEMENT

                                      AMONG

            REINSURANCE GROUP OF AMERICA, INCORPORATED, AS DEPOSITOR

                    THE BANK OF NEW YORK, AS PROPERTY TRUSTEE

              THE BANK OF NEW YORK (DELAWARE), AS DELAWARE TRUSTEE,

                                       AND

                    THE ADMINISTRATIVE TRUSTEES NAMED HEREIN

                          DATED AS OF DECEMBER 18, 2001

--------------------------------------------------------------------------------

                            CROSS-REFERENCE TABLE(1)

Section of Trust Indenture Act of 1939                               Section of Amended and Restated Trust Agreement
--------------------------------------                               -----------------------------------------------
310(a)(1)        ..........................................................................................10.1, 10.7
310(a)(2)        .....................................................................................9.1(g), 10.7(a)
310(a)(3)        .............................................................................................10.9(a)
310(a)(4)        ........................................................................................2.7(b)(i)(E)
310(b)           ......................................................................................10.8, 12.10(f)
311(a)           .....................................................................................10.13, 12.11(b)
311(b)           .....................................................................................10.13, 12.11(b)
312(a)           ................................................................................................7.11
312(b)           ......................................................................................7.11, 12.11(b)
312(c)           ................................................................................................7.11
313(a)           ............................................................................................10.14(a)
313(a)(4)        ............................................................................................10.14(a)
313(b)           ............................................................................................10.14(a)
313(c)           ...............................................................................................10.14
313(d)           ............................................................................................10.14(d)
314              ...............................................................................................10.15
314(a)           ...............................................................................................10.15
314(a)(4)        ........................................................................................2.7(a)(i)(S)
314(b)           ....................................................................................................
314(c)           ...............................................................................................10.16
314(c)(1)        .......................................................................................7.4(a), 10.16
314(c)(2)        .......................................................................................7.4(b), 10.16
314(c)(3)        ....................................................................................................
314(d)           ....................................................................................................
314(e)           ............................................................................................1.1, 7.4
315(a)           ........................................................................................10.1(a), (b)
315(b)           .............................................................................................8.11(a)
315(c)           .............................................................................................10.1(h)
315(d)           .............................................................................................10.1(a)
316(a)(1)(A)     .............................................................................................8.10(b)
316(a)(1)(B)     ...........................................................................8.10(a), 8.10(b), 8.10(c)
316(a)(2)        ....................................................................................................
316(b)           ....................................................................................................
316(c)           ........................................................................................2.7(a)(i)(O)
317(a)           .............................................................................................10.1(f)
317(a)(1)        .............................................................................................10.1(e)
317(a)(2)        ...............................................................................................10.20
317(b)           .............................................................................................10.1(g)



----------------------
1 This Cross-Reference Table does not constitute part of this Amended and Restated Trust Agreement and shall not affect the interpretation of any of its terms or provisions.

                                TABLE OF CONTENTS

                                                                                                                 PAGE
                                                                                                                 ----
ARTICLE I DEFINED TERMS...........................................................................................2

         Section 1.1       Definitions............................................................................2

ARTICLE II ESTABLISHMENT OF THE TRUST............................................................................19

         Section 2.1       Name..................................................................................19
         Section 2.2       Office of the Delaware Trustee; Principal Place of Business...........................19
         Section 2.3       Initial Contribution of Trust Property; Organizational Expenses.......................19
         Section 2.4       [Reserved]............................................................................19
         Section 2.5       [Reserved]............................................................................19
         Section 2.6       Declaration of Trust..................................................................19
         Section 2.7       Authorization to Enter Into Certain Transactions......................................20
         Section 2.8       Assets of Trust.......................................................................27
         Section 2.9       Title to Trust Property...............................................................27
         Section 2.10      Deemed Agreement......................................................................28
         Section 2.11      Accounting Matters....................................................................28
         Section 2.12      Holders' Limited Liabilities..........................................................29

ARTICLE III LIMITATION OF LIABILITY OF THE HOLDERS, THE TRUSTEES OR OTHERS.......................................29

         Section 3.1       Liability.............................................................................29
         Section 3.2       Exculpation...........................................................................30
         Section 3.3       Fiduciary Duty........................................................................30
         Section 3.4       Indemnification.......................................................................31
         Section 3.5       Outside Businesses....................................................................34

ARTICLE IV [RESERVED]............................................................................................35


ARTICLE V PAYMENT ACCOUNT........................................................................................35

         Section 5.1       Payment Account.......................................................................35

ARTICLE VI ESTABLISHMENT AND TERMS OF SECURITIES.................................................................35

         Section 6.1       General Provisions Regarding the Securities...........................................35
         Section 6.2       [Reserved]............................................................................37
         Section 6.3       [Reserved]............................................................................37

                                                                                                                 PAGE
                                                                                                                 ----
         Section 6.4       [Reserved.]...........................................................................37
         Section 6.5       Distributions.........................................................................37
         Section 6.6       Remarketing...........................................................................40
         Section 6.7       Limited Right to Require Exchange of Preferred Securities and Repurchase of
                              Debentures.........................................................................47
         Section 6.8       Change of Control Right to Require Exchange of Preferred Securities and
                              Repurchase of Debentures...........................................................48
         Section 6.9       Redemption............................................................................49
         Section 6.10      Distribution of Debentures in Exchange for Securities.................................52
         Section 6.11      Voting Rights of the Preferred Securities.............................................53
         Section 6.12      Voting Rights of the Common Securities................................................56
         Section 6.13      Ranking...............................................................................57
         Section 6.14      [Reserved.]...........................................................................57
         Section 6.15      [Reserved.]...........................................................................57
         Section 6.16      [Reserved.]...........................................................................57
         Section 6.17      Outstanding Preferred Securities......................................................58
         Section 6.18      [Reserved.]...........................................................................58
         Section 6.19      [Reserved.]...........................................................................58
         Section 6.20      [Reserved.]...........................................................................58
         Section 6.21      Separation and Rejoining of Units.....................................................58

ARTICLE VII THE TRUST SECURITIES CERTIFICATES....................................................................60

         Section 7.1       Initial Ownership.....................................................................60
         Section 7.2       The Trust Securities Certificates.....................................................60
         Section 7.3       Reserved..............................................................................60
         Section 7.4       Execution and Authentication..........................................................60
         Section 7.5       Form and Dating.......................................................................61
         Section 7.6       The Depositor's Purchase of the Common Securities.....................................62
         Section 7.7       Transfer of Securities; Book-Entry....................................................63
         Section 7.8       Registration of Transfer and Exchange of the Preferred Securities Certificates........65
         Section 7.9       Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates....................66
         Section 7.10      Persons Deemed the Securityholders....................................................66
         Section 7.11      Access to List of the Securityholders' Names and Addresses............................67
         Section 7.12      Maintenance of Office or Agency.......................................................67
         Section 7.13      Appointment of the Paying Agent.......................................................67
         Section 7.14      [Reserved.]...........................................................................68
         Section 7.15      [Reserved.]...........................................................................68
         Section 7.16      Notices...............................................................................68

                                                                                                                 PAGE
                                                                                                                 ----
         Section 7.17      Rights of the Securityholders.........................................................68
         Section 7.18      Cancellation..........................................................................69
         Section 7.19      CUSIP Numbers.........................................................................69
         Section 7.20      Global Preferred Securities; Legends..................................................69

ARTICLE VIII ACTS OF THE SECURITYHOLDERS; MEETINGS; VOTING.......................................................72

         Section 8.1       [Reserved.]...........................................................................72
         Section 8.2       Notice of Meetings....................................................................72
         Section 8.3       Meetings of the Preferred Securityholders.............................................72
         Section 8.4       Voting Rights.........................................................................72
         Section 8.5       Proxies, Etc..........................................................................72
         Section 8.6       Securityholder Action by Written Consent..............................................73
         Section 8.7       Record Date for Voting and Other Purposes.............................................73
         Section 8.8       Acts of the Securityholders...........................................................73
         Section 8.9       Inspection of Records.................................................................74
         Section 8.10      Trust Enforcement Events; Waiver......................................................74
         Section 8.11      Trust Enforcement Events; Notice......................................................76

ARTICLE IX REPRESENTATIONS AND WARRANTIES........................................................................76

         Section 9.1       Representations and Warranties of the Bank and the Property Trustee...................76
         Section 9.2       Representations and Warranties of the Delaware Bank and the Delaware Trustee..........77
         Section 9.3       Representations and Warranties of the Depositor.......................................78

ARTICLE X TRUSTEES...............................................................................................79

         Section 10.1      Certain Rights, Duties and Responsibilities...........................................79
         Section 10.2      Certain Notices.......................................................................82
         Section 10.3      Certain Rights of the Property Trustee................................................82
         Section 10.4      Not Responsible for Recitals or Issuance of Securities................................84
         Section 10.5      May Hold Securities...................................................................84
         Section 10.6      Compensation; Indemnity; Fees.........................................................84
         Section 10.7      Corporate Property Trustee Required; Eligibility of Trustees..........................85
         Section 10.8      Conflicting Interests.................................................................85
         Section 10.9      Co-Trustees and Separate Trustee......................................................86
         Section 10.10     Resignation and Removal; Appointment of Successor.....................................87
         Section 10.11     Acceptance of Appointment by Successor................................................88
         Section 10.12     Merger, Conversion, Consolidation or Succession to Business...........................89

                                                                                                                 PAGE
                                                                                                                 ----
         Section 10.13     Preferential Collection of Claims Against the Depositor or the Trust..................89
         Section 10.14     Reports by the Property Trustee.......................................................89
         Section 10.15     Reports to the Property Trustee.......................................................90
         Section 10.16     Evidence of Compliance With Conditions Precedent......................................90
         Section 10.17     Number of Trustees; Meeting...........................................................90
         Section 10.18     Delegation of Power...................................................................91
         Section 10.19     Voting................................................................................91
         Section 10.20     Property Trustee May File Proofs of Claim.............................................91
         Section 10.21     Powers and Duties of the Delaware Trustee.............................................92

ARTICLE XI TERMINATION, LIQUIDATION AND MERGER...................................................................92

         Section 11.1      Termination Upon Expiration Date......................................................92
         Section 11.2      Early Termination.....................................................................92
         Section 11.3      Termination...........................................................................93
         Section 11.4      Liquidation...........................................................................93
         Section 11.5      Mergers, Consolidations, Amalgamations or Replacements of the Trust...................94

ARTICLE XII MISCELLANEOUS PROVISIONS.............................................................................96

         Section 12.1      Limitation of Rights of the Securityholders...........................................96
         Section 12.2      Amendment.............................................................................97
         Section 12.3      Separability.........................................................................100
         Section 12.4      GOVERNING LAW........................................................................100
         Section 12.5      Payments Due on Non-Business Day.....................................................100
         Section 12.6      Successors...........................................................................100
         Section 12.7      Headings.............................................................................101
         Section 12.8      Reports, Notices and Demands.........................................................101
         Section 12.9      Agreement Not to Petition............................................................101
         Section 12.10     Trust Indenture Act; Conflict With Trust Indenture Act...............................102
         Section 12.11     Lists of Holders.....................................................................102
         Section 12.12     Counterparts.........................................................................103
         Section 12.13     The Exchange Agent...................................................................103

EXHIBITS

Exhibit A         Certificate of Trust
Exhibit B         Form of Preferred Securities Certificate
Exhibit C         Form of Common Securities Certificate

                      AMENDED AND RESTATED TRUST AGREEMENT

         AMENDED AND RESTATED TRUST AGREEMENT, dated as of December 18, 2001, (this "TRUST AGREEMENT") among (a) REINSURANCE GROUP OF AMERICA, INCORPORATED, a Missouri corporation (including any successors or assigns, the "DEPOSITOR"), (b) THE BANK OF NEW YORK, a trust company duly organized and existing under the laws of the State of New York, as property trustee (the "PROPERTY TRUSTEE" and, in its separate corporate capacity and not in its capacity as Property Trustee, the "BANK"), (c) THE BANK OF NEW YORK (DELAWARE), a banking corporation duly organized and existing under the laws of the State of Delaware, as Delaware trustee (the "DELAWARE TRUSTEE," and, in its separate corporate capacity and not in its capacity as Delaware Trustee, the "DELAWARE BANK"), (d) Jack B. Lay, an individual, A. Greig Woodring, an individual, and Todd C. Larson, an individual, each of whose address is c/o Reinsurance Group of America, Incorporated, 1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017-6039 (each an "ADMINISTRATIVE TRUSTEE" and collectively the "ADMINISTRATIVE TRUSTEES") (the Property Trustee, the Delaware Trustee and the Administrative Trustees referred to collectively as the "TRUSTEES"), and (e) the several Holders (as hereinafter defined).

                                    RECITALS

         WHEREAS, the Depositor, the Delaware Trustee, and Jack B. Lay, A. Greig Woodring and Todd C. Larson, each as an Administrative Trustee, have heretofore duly declared and established a business trust pursuant to the Delaware Business Trust Act (as hereinafter defined) by the entering into of that certain Trust Agreement, dated as of February 8, 2001 (the "ORIGINAL TRUST AGREEMENT"), and by the execution and filing by the Delaware Trustee and the Administrative Trustees with the Secretary of State of the State of Delaware of the Certificate of Trust, filed on February 8, 2001;

         WHEREAS, the Depositor, the Delaware Trustee, the Property Trustee and the Administrative Trustees desire to amend the Original Trust Agreement and to amend and restate such agreement in its entirety as set forth herein to provide for, among other things, (a) the issuance of the Common Securities (as defined herein) by the Trust (as defined herein) to the Depositor; (b) the issuance and sale of the Preferred Securities (as defined herein), including as components of the Units (as defined herein), by the Trust pursuant to the Underwriting Agreement (as defined herein); (c) the acquisition by the Trust from the Depositor of all of the right, title and interest in the Debt Securities (as defined herein); (d) the issuance and sale of the Units by the Trust and the Company pursuant to the Underwriting Agreement and the Unit Agreement and (e) the appointment of the Trustees;

         NOW THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each party, for the benefit of the other parties and for the benefit of the Securityholders (as defined herein), hereby amends and restates the Original Trust Agreement in its entirety and agrees as follows:

                                   ARTICLE I

                                  DEFINED TERMS

         Section 1.1 Definitions. For all purposes of this Trust Agreement, except as otherwise expressly provided or unless the context otherwise requires:

         (a) the terms defined in this Article I have the meanings assigned to them in this Article I and include the plural as well as the singular;

         (b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (c) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Trust Agreement;

         (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Trust Agreement as a whole and not to any particular Article, Section or other subdivision; and

         (e) any reference herein to an agreement entered into in connection with the issuance of securities contemplated therein as of the date hereof shall mean such agreement as it may be amended, modified or supplemented in accordance with its terms.

         "ACCRETED VALUE" means:

                  (1) with respect to any Preferred Security, the accreted value of a Debenture, which is equal to the sum of the initial purchase price of the Preferred Security component of each Unit (or $35.13) plus accrual of discount calculated from December 18, 2001 to the date of calculation at the all-in-yield rate of 8.25% per annum through December 15, 2050 minus accrual of interest on the principal amount at the maturity of the Debentures (or $50) at the rate of 5.75% per annum in each case, on a quarterly bond equivalent yield basis using a 360-day year of twelve 30-day months until the sum equals $50 on December 15, 2050;

                  (2) with respect to any Debenture, the sum of the initial purchase price of the Preferred Security component of each Unit (or $35.13) plus accrual of discount calculated from December 18, 2001 to the date of calculation at the all-in-yield rate of 8.25% per annum through December 15, 2050 minus accrual of interest on the principal amount of the Debentures (or $50) at the rate of 5.75% per annum in each case, on a quarterly bond equivalent yield basis using a 360-day year of twelve 30-day months until the sum equals $50 on December 15, 2050; and

                  (3) with respect to any Common Security, the accreted value of a Preferred Security.

         "ACT" has the meaning specified in Section 8.8(a).

         "ADMINISTRATIVE TRUSTEE" means each of Jack B. Lay, A. Greig Woodring and Todd C. Larson, solely in his or her capacity as Administrative Trustee of the Trust formed and continued hereunder and not in his or her individual capacity, or such Administrative Trustee's successor in interest in such capacity, or any successor trustee appointed as herein provided.

         "AFFILIATE" means, with respect to a specified Person, (a) any Person directly or indirectly owning, controlling or holding with power to vote 10% or more of the outstanding voting securities or other ownership interests of the specified Person; (b) any Person 10% or more of whose outstanding voting securities or other ownership interests are directly or indirectly owned, controlled or held with power to vote by the specified Person; (c) any Person directly or indirectly controlling, controlled by, or under common control with the specified Person; (d) a partnership in which the specified Person is a general partner; (e) any officer or director of the specified Person; and (f) if the specified Person is an individual, any entity of which the specified Person is an officer, director or general partner.

         "AGENT" means any Paying Agent, Registrar or Transfer Agent.

         "APPLICABLE PROCEDURES" means, with respect to any transfer or exchange of or for the beneficial ownership interests in the Global Preferred Securities, the rules and procedures of the Clearing Agency that apply to such transfer or exchange.

         "AUTHENTICATING AGENT" means an authenticating agent with respect to the Preferred Securities appointed by the Property Trustee pursuant to Section 7.4.

         "AUTHORIZED OFFICER" of a Person means any other Person that is authorized to legally bind such former Person.

         "BANK" has the meaning specified in Section 9.1.

         "BANKRUPTCY EVENT" means, with respect to any Person:

         (a) the entry of a decree or order by a court having jurisdiction in the premises adjudging such Person a bankrupt or insolvent, or approving as properly filed a petition seeking liquidation or reorganization of or in respect of such Person under the United States Bankruptcy Code of 1978, as amended, or any other similar applicable federal or state law, and the continuance of any such decree or order unvacated and unstayed for a period of 90 days; or the commencement of an involuntary case under the United States Bankruptcy Code of 1978, as amended, in respect of such Person, which shall continue undismissed for a period of 90 days or entry of an order for relief in such case; or the entry of a decree or order of a court having jurisdiction in the premises for the appointment on the ground of insolvency or bankruptcy of a receiver, custodian, liquidator, trustee or assignee in bankruptcy or insolvency of such Person or of its property, or for the winding up or liquidation of its affairs, and such decree or order shall have remained in force unvacated and unstayed for a period of 90 days; or

         (b) the institution by such Person of proceedings to be adjudicated a voluntary bankrupt, or the consent by such Person to the filing of a bankruptcy proceeding against it, or the filing by such Person of a petition or answer or consent seeking liquidation or reorganization under the United States Bankruptcy Code of 1978, as amended, or other similar applicable

Federal or State law, or the consent by such Person to the filing of any such petition or to the appointment on the ground of insolvency or bankruptcy of a receiver or custodian or liquidator or trustee or assignee in bankruptcy or insolvency of such Person or of its property, or shall make a general assignment for the benefit of creditors.

         "BANKRUPTCY LAWS" has the meaning specified in Section 12.9.

         "BOARD OF DIRECTORS" means either the board of directors of the Company, or any committee of that board duly authorized to act hereunder or any director or directors and/or officer or officers of the Company to whom that board or committee shall have delegated its authority.

         "BOOK-ENTRY INTEREST" means a beneficial interest in the Global Preferred Securities registered in the name of a Clearing Agency or its nominee, ownership and transfers of which shall be maintained and made through book-entries by a Clearing Agency.

         "BUSINESS DAY" means any day other than a Saturday or Sunday or a day on which federal or state banking institutions in the Borough of Manhattan, The City of New York, St. Louis, Missouri or Wilmington, Delaware are authorized or required by law, executive order or regulation to close, or a day on which the Corporate Trust Office of the Property Trustee or the Corporate Trust Office of the Debenture Trustee is closed for business.

         "CALCULATION AGENT" means Reinsel & Company LLP, as initial Calculation Agent under the Calculation Agreement, and any successor thereto.

         "CALCULATION AGREEMENT" means the Calculation Agency Agreement between the Company and Reinsel & Company LLP, as the Calculation Agent, dated as of December 18, 2001 as amended or supplemental from time to time.

         "CERTIFICATE" means a Common Securities Certificate or a Preferred Securities Certificate.

         "CERTIFICATE OF TRUST" means the certificate of trust filed with the Secretary of State of the State of Delaware with respect to the Trust, as amended or restated from time to time.

         "CHANGE OF CONTROL" shall be deemed to have occurred when, subject to the proviso to this definition, any of the events listed in clause (1) through
(4) (an "EVENT") has occurred:

         (i) the acquisition by any Person of beneficial ownership, directly or indirectly, through a purchase, merger, other acquisition transaction or a series of such transactions, of shares of the Company's capital stock entitling (A) that Person other than the MetLife Group to exercise 50% or more of the total voting power of all shares of the Company's capital stock entitled to vote generally in elections of directors, other than any acquisition by the Company, any of the Company's subsidiaries or any of the Company's employee benefit plan now in existence or hereafter created, or (B) the MetLife Group and any other Person to, directly or indirectly, exercise in the aggregate 85% or more of the total voting power of the Company's capital stock entitled to vote generally in the election of directors;

         (ii) the acquisition by the MetLife Group of any additional shares of the Depositor's capital stock entitled to vote generally in the election of directors through a purchase, merger, other acquisition transaction or series of such transactions if after giving effect to such acquisition the MetLife Group would be the beneficial owner, directly or indirectly, of shares representing more than 80% of the total voting power of the Company's capital stock entitled to vote generally in the election of directors for any 120 days within a period of 360 consecutive days;

         (iii) the first day on which a majority of the members of the Board of Directors are not Continuing Directors;

         (iv) the consolidation or merger of the Company with or into any other person, any merger of another person into the Company, or any conveyance, transfer, sale, lease or other disposition of all or substantially all of the Company's properties and assets to another Person, other than:

                  (a)      any transaction:

                           (1)      that does not result in any
                                    reclassification, conversion, exchange or cancellation of outstanding shares of the Company's capital stock; and

                           (2) pursuant to which holders of the Company's capital stock immediately prior to such transaction have the entitlement to exercise, directly or indirectly, 50% or more of the total voting power of all shares of the capital stock entitled to vote generally in elections of directors of the continuing or surviving person immediately after giving effect to such transaction; or

                  (b) any merger solely for the purpose of changing the Company's jurisdiction of incorporation and resulting in a reclassification, conversion or exchange of outstanding shares of common stock solely into shares of common stock of the surviving entity.

; provided, however, a Change of Control shall not be deemed to have occurred if:

                           (1) the Trading Price (as defined in the Warrant Agreement) per share of the Company's Common Stock for any five Trading Days (as defined in the Warrant Agreement) within the period of ten consecutive Trading Days ending immediately after the later of the event or the public announcement of the event, in the case of an event under clause (i) above, or the period of 10 consecutive Trading Days ending immediately before the event, in the case of an event under the clause (iv) above, equals or exceeds 110% of the exercise price of the Warrants at maturity (as adjusted), if at all, pursuant to the Warrant Agreement; or

                           (2) at least 90% of the consideration in the transaction or transactions constituting an event specified above consists of shares of common stock traded or to be traded immediately following such event on a national securities exchange or the Nasdaq National Market and, as a result of such transaction or transactions, the Warrants become exercisable solely into such common stock (and any rights attached thereto).

         For all purposes of the definition of a "Change of Control" as set forth above, a "beneficial owner" shall be determined in accordance with Rule 13d-3 promulgated by the Commission under the Exchange Act, and the term "Person" includes any syndicate or group which would be deemed to be a "person" under Section 13(d)(3) of the Exchange Act.

         "CHANGE OF CONTROL NOTICE DATE" has the meaning set forth in Section 6.8(b).

         "CHANGE OF CONTROL REPURCHASE DATE" means the date which is 45 days following the Change of Control Notice Date (subject to extension as provided in Section 6.8).

         "CHANGE OF CONTROL REPURCHASE PRICE" means the Accreted Value of the Debentures that are (or would have been but for the dissolution of the Trust) exchanged for Preferred Securities upon the exercise of the Change of Control Repurchase Right plus accrued and unpaid interest (including deferred interest) on such Debentures to, but excluding, the Change of Control Repurchase Date.

         "CHANGE OF CONTROL REPURCHASE RIGHT" has the meaning set forth in 6.8(a).

         "CLEARING AGENCY" has the meaning assigned to it in the Warrant Agreement.

         "CLEARING AGENCY PARTICIPANT" has the meaning assigned to it in the Warrant Agreement.

         "CLOSING DATE" means any applicable Delivery Date (as defined in the Underwriting Agreement) pursuant to the Underwriting Agreement.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "COMMON SECURITY" means an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount of $50 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

         "COMMON SECURITIES CERTIFICATE" means a certificate evidencing ownership of Common Securities, substantially in the form attached as Exhibit B.

         "COMMON STOCK" has the meaning assigned to it in the Warrant Agreement.

         "COMPANY" means the Depositor, or any successor entity resulting from any consolidation, amalgamation, merger or other business combination, in its capacity as issuer of the Debentures under the Indenture.

         "COMPANY INDEMNIFIED PERSON" means:

         (1)      any Administrative Trustee;

         (2)      any Affiliate of any Administrative Trustee;

         (3) any officers, directors, shareholders, trustees, members, partners, employees, representatives or agents of any Administrative Trustee; or

         any officer, employee or agent of the Trust or its Affiliates.

         "COMPOUNDED DISTRIBUTION" has the meaning set forth in Section 6.5(b).

         "COMPOUNDED INTEREST" has the meaning set forth in Section 6.5(c).

         "CONTINUING DIRECTOR" means, as of any date of determination, any member of the Board of Directors who (x) was a member of the Board of Directors on December 1, 2001; or (y) was nominated for election or elected to the Board of Directors with the approval of a majority of the Continuing Directors who were members of the Board of Directors at the time of such new director's nomination or election.

         "CORPORATE TRUST OFFICE" means the office at which, at any particular time, the corporate trust business of the Property Trustee or the Debenture Trustee, as the case may be, shall be principally administered, which office at the date hereof, in each such case, is located at 101 Barclay Street, 21st Floor, New York, New York 10286, Attention: Corporate Trust Administration Department.

         "COUPON RATE" has the meaning given to it in the First Supplemental Indenture.

         "COVERED PERSON" means:

                  (1) any officer, director, shareholder, partner, trustee, member, representative, employee or agent of (a) the Trust or (b) the Trust's Affiliates; and

                  (2) any Holder.

         "DEBENTURE DISTRIBUTION NOTICE" has the meaning set forth in Section 6.10(c).

         "DEBENTURE TRUSTEE" means The Bank of New York, a banking corporation organized under the laws of the State of New York, and any successor thereto, as trustee under the Indenture.

         "DEBT SECURITIES" or "DEBENTURES" means the Depositor's 5.75% Junior Subordinated Deferrable Interest Debentures due 2051, issued pursuant to the Indenture.

         "DEFINITIVE PREFERRED SECURITY CERTIFICATES" means Preferred Securities Certificates issued in certified, fully registered form as provided in Section 7.5.

         "DELAWARE BANK" has the meaning specified in the Preamble to this Trust Agreement.

         "DELAWARE BUSINESS TRUST ACT" means Chapter 38 of Title 12 of the Delaware Code, 12 Delaware Code Sections 3801 et seq. as it may be amended from time to time.

         "DELAWARE TRUSTEE" means the commercial bank or trust company identified as the "Delaware Trustee" in the Preamble to this Trust Agreement solely in its capacity as Delaware Trustee of the Trust formed and continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor trustee appointed as herein provided.

         "DEPOSITOR" has the meaning specified in the Preamble to this Trust Agreement.

         "DIRECT ACTION" has the meaning set forth in Section 10.1(b).

         "DISTRIBUTIONS" means amounts payable in respect of the Trust Securities as provided in Section 6.5.

         "DISTRIBUTION DATE" has the meaning specified in Section 6.5(b).

         "DISTRIBUTION RATE" has the meaning set forth in Section 6.5(a).

         "DTC" means the Depository Trust Company.

         "EARLY TERMINATION EVENT" has the meaning specified in Section 11.2.

         "EVENT OF DEFAULT" means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a) the occurrence of an Event of Default under the Indenture; or

         (b) default by the Trust in the payment of any Distribution when it becomes due and payable, and continuation of such default for a period of 30 days; or

         (c) default by the Trust in the payment of any Redemption Price on any Trust Security when it becomes due and payable; or

         (d) default in the performance, or breach, in any material respect, of any covenant or warranty of the Trustees in this Trust Agreement (other than a covenant or warranty a default in the performance of which or the breach of which is dealt with in clause (b) above) and continuation of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the defaulting Trustee or Trustees by the Holders of at least 25% in aggregate Liquidation Amount of the Outstanding Preferred Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (e) the occurrence of a Bankruptcy Event with respect to the Property Trustee and the failure by the Depositor to appoint a Successor Property Trustee within 60 days thereof.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "EXCHANGE AGENT" means, initially, The Bank of New York in its separate capacity as Exchange Agent, and any successor thereto.

         "EXERCISE AMOUNT" has the meaning set forth in the Warrant Agreement.

         "EXERCISE CONDITIONS" has the meaning set forth in the Warrant
Agreement.

         "EXERCISE PRICE" has the meaning set forth in the Warrant Agreement.

         "EXPIRATION DATE" has the meaning specified in Section 11.1.

         "EXTENSION PERIOD" has the meaning set forth in Section 6.5(c).

         "FAILED REMARKETING" has the meaning set forth in Section 6.6(m).

         "FAILED REMARKETING DATE" means a Remarketing Date on which a Failed Remarketing occurs.

         "FIDUCIARY INDEMNIFIED PERSON" has the meaning set forth in Section
3.4.

         "FIRST SUPPLEMENTAL INDENTURE" means the First Supplemental Junior Subordinated Indenture dated as of December 18, 2001 between the Depositor and the Debenture Trustee pertaining to the Debentures.

         "FISCAL YEAR" has the meaning set forth in Section 2.11(a).

         "GLOBAL PREFERRED SECURITIES CERTIFICATE" means a Preferred Securities Certificate evidencing ownership of Global Preferred Securities.

         "GLOBAL PREFERRED SECURITY" means a Preferred Security, the ownership and transfer of which shall be made through book entries by a Clearing Agency as described herein.

         "GLOBAL UNIT CERTIFICATE" has the meaning set forth in Section 7.5.

         "GUARANTEE" means the Preferred Securities Guarantee Agreement executed and delivered by the Depositor and The Bank of New York, as guarantor trustee, contemporaneously with the execution and delivery of this Trust Agreement, for the benefit of the Holders of the Securities, as amended from time to time.

         "HOLDER" has the same meaning as "Securityholder".

         "INDEMNIFIED PERSON" means a Company Indemnified Person or a Fiduciary Indemnified Person.

         "INDENTURE" means the Junior Subordinated Indenture, dated as of December 18, 2001, between the Depositor and the Debenture Trustee, as trustee, as supplemented by the First Supplemental Indenture, as amended or supplemented from time to time, pertaining to the Debentures of the Depositor.

         "INDEPENDENT" means, with respect to counsel, a nationally recognized law firm that, in the opinion of the Company, does not have a relationship with the Company that would interfere with the exercise of its independent professional judgment; provided, however, that no law firm shall be deemed not to be "independent" solely by virtue of one or more of its partners serving as a director of the Company or any of its Affiliates.

         "INTEREST PAYMENT DATE" has the meaning set forth in the First Supplemental Indenture.

         "INVESTMENT COMPANY ACT," means the Investment Company Act of 1940, as amended, as in effect at the date of execution of this instrument.

         "INVESTMENT COMPANY EVENT" means the receipt by the Trust of an Opinion of Counsel, rendered by an independent law firm having a recognized national securities practice, to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "CHANGE IN INVESTMENT COMPANY ACT LAW"), there is more than an insubstantial risk that the Trust is or will be considered an "investment company" as defined under and that is required to be registered under the Investment Company Act, which Change in Investment Company Act Law becomes effective on or after the date on which the Preferred Securities were initially issued and sold.

         "ISSUERS" is a collective reference to the Company and the Trust.

         "LEGAL ACTION" has the meaning set forth in Section 2.7(a)(i)(P).

         "LEGAL CAUSE REMARKETING EVENT" means a Remarketing Event that occurs upon the occurrence of:

                  (1) a Tax Event or an Investment Company Event, provided, in each case, that the Administrative Trustees have been informed by an independent law firm that such firm, for substantive reasons, cannot deliver a No Recognition Opinion; and

                  (2) the Depositor elects to cause a Remarketing of the Preferred Securities or, the Debentures, if applicable, to occur and causes written notice of its election to be given to the Holders of the Preferred Securities, or, the Debentures, if applicable, the holders of the Units and the holders of the Warrants.

         "LEGAL REQUIREMENTS" mean as of any date, compliance or, if compliance is not required until a later date, the or ability to comply as of such earlier date, with all applicable laws and regulations, if any, including, without limitation, the Securities Act, necessary to permit the Remarketing of the Preferred Securities (and the subsequent exchange of Preferred Securities for Debentures if a purchaser in the Remarketing so elects to exchange its purchased Preferred Securities for Debentures pursuant to Section 6.6(c)), the contemporaneous modifications to the terms of the Debentures pursuant to the Indenture and any related Redemption of the Warrants.

         "LIEN" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

         "LIKE AMOUNT" means, with respect to a redemption of the Securities, Securities having an Accreted Value equal to the Accreted Value of Debentures to be repaid in accordance with their terms.

         "LIQUIDATION AMOUNT" means the stated liquidation amount of $50 per Trust Security.

         "LIQUIDATION DATE" means the date on which Debt Securities are to be distributed to Holders of Trust Securities in connection with a termination and liquidation of the Trust pursuant to Article XI.

         "LIQUIDATION DISTRIBUTION" has the meaning specified in Section
11.4(d).

         "LIST OF HOLDERS" has the meaning set forth in Section 12.11(a).

         "MAJORITY IN LIQUIDATION AMOUNT" means, as applicable, the Holders of Outstanding Preferred Securities or Holders of outstanding Common Securities, in each case, voting separately as a class, who are the record owners of more than 50% of the aggregate Liquidation Amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Preferred Securities or Common Securities, as the case may be.

         "MATURITY REMARKETING DATE" means the third Business Day preceding December 15, 2051.

         "METLIFE GROUP" means Metropolitan Life Insurance Company, a New York life insurance company, and its Affiliates (other than the Depositor and its subsidiaries).

         "93 DAY PERIOD" has the meaning set forth in Section 4.10(a).

         "NASDAQ" has the meaning set forth in Section 2.07(a)(i)(D).

         "NO RECOGNITION OPINION" has the meaning set forth in Section
6.10(b)(i).

         "OFFICERS' CERTIFICATE" means a certificate signed by the Chairman, a Vice Chairman, the President, the Chief Financial Officer or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary, of the Depositor, and delivered to the appropriate Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 7.4 shall be the principal executive, financial or accounting officer of the Depositor. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Trust Agreement shall include:

         (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

         (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

         (c) a statement that each such officer has made such examination or investigation as, in such officers' opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

         "OPINION OF COUNSEL" means an opinion in writing of independent outside legal counsel, who may be counsel for the Trust, the Property Trustee, the Delaware Trustee or the Depositor, and who shall be reasonably acceptable to the Property Trustee.

         "ORIGINAL TRUST AGREEMENT" has the meaning specified in the Recitals to this Trust Agreement.

         "ORIGINAL STATED MATURITY" has the meaning in the First Supplemental Indenture.

         "OUTSTANDING", when used with respect to the Preferred Securities, means, as of the date of determination, all of the Preferred Securities theretofore executed and delivered under this Trust Agreement, except:

         (a) the Preferred Securities theretofore canceled by the Property Trustee or delivered to the Property Trustee for cancellation;

         (b) the Preferred Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Preferred Securities; provided that, if such Preferred Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Trust Agreement or provision therefor satisfactory to the Property Trustee has been made and the date for such redemption has passed; and

         (c) the Preferred Securities which have been paid or in exchange for or in lieu of which other Preferred Securities have been executed and delivered pursuant to Sections 6.21, 7.2, 7.4 and 7.7; provided, however, that in determining whether the Holders of the requisite Liquidation Amount of the Outstanding Preferred Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the Preferred Securities owned by the Depositor, any Trustee or any Affiliate of the Depositor or any Trustee shall be disregarded and deemed not to be Outstanding (provided that in connection with any offer by the Depositor or the Trust to purchase Preferred Securities, Preferred Securities tendered by a Holder shall be deemed to be Outstanding until the date of purchase), except that (i) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only the Preferred Securities that such Trustee knows to be so owned shall be so disregarded; and
(ii) the foregoing shall not apply at any time when all of the Outstanding Preferred Securities are owned by the Depositor, one or more of the Trustees and/or any such Affiliate. The Preferred Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Administrative Trustees the pledgee's right so to act with respect to such Preferred Securities and the pledgee is not the Depositor or any other obligor upon the Preferred Securities or a Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Depositor or any Affiliate of the Depositor.

         "PAYING AGENT" means any paying agent or co-paying agent appointed pursuant to Section 7.13 and shall initially be the Bank.

         "PAYMENT ACCOUNT" means a segregated non-interest-bearing corporate trust account maintained by the Property Trustee with the Bank in its trust department for the benefit of the Securityholders in which all amounts paid in respect of the Debentures shall be held and from which the Property Trustee shall make payments to the Securityholders in accordance with Section 7.13. The Payment Account shall be an account that is maintained with a banking institution, the rating of whose long-term unsecured indebtedness is at least equal to the rating assigned to the Preferred Securities by a "nationally recognized statistical rating organization," as that term is defined for purposes of Rule 436(g)(2) under the Securities Act.

         "PAYMENT AMOUNT" has the meaning set forth in Section 6.5(f).

         "PERSON" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

         "PREFERRED SECURITY" means an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount of $50 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

         "PREFERRED SECURITY BENEFICIAL OWNER" means, with respect to a Book-Entry Interest, a Person who is the beneficial owner of such Book-Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

         "PREFERRED SECURITIES CERTIFICATE or "PREFERRED SECURITY CERTIFICATE", means a certificate evidencing ownership of Preferred Securities, substantially in the form attached as Exhibit A.

         "PROPERTY TRUSTEE" means the commercial bank or trust company identified as the "Property Trustee," in the Preamble to this Trust Agreement solely in its capacity as Property Trustee of the Trust heretofore formed and continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any Successor Property Trustee appointed as herein provided.

         "PRO RATA" means pro rata to each Holder according to the aggregate Liquidation Amount of the Securities held by such Holder in relation to the aggregate Liquidation Amount of all Securities outstanding unless, in relation to a payment, a Trust Enforcement Event has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate Liquidation Amount of Preferred Securities held by the relevant Holder relative to the aggregate Liquidation Amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate Liquidation Amount of Common Securities held by the relevant Holder relative to the aggregate Liquidation Amount of all Common Securities outstanding.

         "QUORUM" means a majority of the Administrative Trustees or, if there are only two Administrative Trustees, both of them.

         "REDEMPTION" has the meaning set forth in the Warrant Agreement.

         "REDEMPTION DATE" has the meaning set forth in Section 6.9(a).

         "REDEMPTION NOTICE" has the meaning set forth in Section 6.9(c)(i).

         "REDEMPTION PRICE" has the meaning set forth in Section 6.9(a).

         "REGISTRAR" or "SECURITIES REGISTRAR" has the meaning set forth in
Section 7.8(a).

         "REGULAR RECORD DATE" means the date on which determination is made as to which Holders Distributions are payable as provided in Section 6.5(d).

         "RELEVANT TRUSTEE" shall have the meaning specified in Section
10.10(a);

         "REMARKETING" means the operation of the procedures for remarketing set forth in Section 6.6.

         "REMARKETING AGENT" means the remarketing agent (or any successor remarketing agent) selected by the Company.

         "REMARKETING AGREEMENT" means the Remarketing Agreement dated as of December 18, 2001 among the Company, the Trust and the Remarketing Agent, as amended or supplemented from time to time.

         "REMARKETING DATE" means the date of any Remarketing pursuant to the Remarketing Agreement.

         "REMARKETING EVENT" means the occurrence of a Trading Remarketing Event or a Legal Cause Remarketing Event or the Maturity Remarketing Date.

         "REMARKETING SETTLEMENT DATE" means, the date of the settlement of a Remarketing following a Remarketing Date, which shall be three Business Days following such Remarketing Date, whether or not the Remarketing is successful.

         "REPURCHASE PRICE" means the principal amount of the Debentures ($50 per Debenture) that are received in exchange for Preferred Securities (or would have been received but for the dissolution of the Trust) upon the exercise of the Repurchase Right plus accrued and unpaid interest (including deferred and Compounded Interest) on such Debentures to, but excluding, the applicable Required Repurchase Date.

         "REPURCHASE RIGHT" has the meaning set forth in Section 6.7(a).

         "REQUIRED REPURCHASE DATE" shall be the applicable January 15, February 15, March 15, April 15, May 15, June 15, July 15, August 15, September 15, October 15, November 15 and December 15 of each year on which the Repurchase Price shall be payable if a Holder of a Preferred Security (or Debenture) elects to exercise its Repurchase Right.

         "RESET RATE" means the interest rate per annum on the Debentures (and, as a result, the Distribution rate per annum on the Securities), that is determined pursuant to the Remarketing of the Preferred Securities; provided that, if a Failed Remarketing occurs, the Reset Rate shall equal 10.25% per annum.

         "RESET PRINCIPAL MATURITY" has the meaning set forth in the First Supplemental Indenture.

         "RESPONSIBLE OFFICER" means, with respect to the Property Trustee, any officer within the corporate trust department of the Property Trustee, including any vice president, assistant vice president, assistant treasurer, trust officer or any other officer of the Property Trustee who customarily performs functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Trust Agreement.

         "RULE 3A-5" means Rule 3a-5 under the Investment Company Act or any successor rule thereunder, or any change in interpretation or application of such Rule by any legislative body, court, government agency or regulatory authority, including without limitation, the Commission.

         "RULE 3A-7" means Rule 3a-7 under the Investment Company Act or any successor rule thereunder, or any change in interpretation or application of such Rule by any legislative body, court, government agency or regulatory authority, including without limitation, the Commission.

         "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, or any successor legislation, and the rules and regulations promulgated thereunder.

         "SECURITIES REGISTER" and "SECURITIES REGISTRAR" have the respective meanings specified in Section 7.8(a).

         "SECURITYHOLDER" or "HOLDER" means a Person in whose name a Trust Security is or Trust Securities are registered in the Securities Register; any such Person is a beneficial owner within the meaning of the Delaware Business Trust Act.

         "SPECIAL EVENT" means either a Tax Event or an Investment Company
Event.

         "SPECIAL RECORD DATE" means any date set for payment of Distributions not payable on a Regular Record Date, which shall be the Business Day preceding the date of payment of such Distributions.

         "STATED PRINCIPAL MATURITY" has the meaning set forth in Section
6.5(c)).

         "SUCCESSOR DELAWARE TRUSTEE" has the meaning set forth in Section 5.6(b)(ii).

         "SUCCESSOR ENTITY" has the meaning set forth in Section 11.5(b)(i).

         "SUCCESSOR PROPERTY TRUSTEE" means a successor to the Property Trustee duly appointed under this Trust Agreement.

         "SUCCESSOR SECURITIES" has the meaning set forth in Section 11.5
(b)(i)(B).

         "SUPER MAJORITY" has the meaning set forth in Section 8.10(a)(ii).

         "TAX EVENT" means the receipt by the Trust of an Opinion of Counsel, rendered by an independent law firm experienced in such matters, to the effect that, as a result of:

         (1) any amendment to, or change in or announced proposed change in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein; or

         (2) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective, or which proposed change, administrative pronouncement or judicial decision is announced on or after the Closing Date, there is a more than an insubstantial risk that:

         (a) the Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to interest received or accrued on the Debentures; or

         (b) the Trust is, or will be within 90 days of the date of such opinion, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

            "10% IN LIQUIDATION AMOUNT" means, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate Liquidation Amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities or all outstanding Securities of the relevant class, as the case may be.

            "TO EXTENSION" has the meaning assigned to it in the Warrant Agreement.

            "TRADING DAY" has the meaning assigned to it in the Warrant
Agreement.

            "TRADING PRICE" has the meaning assigned to it in the Warrant Agreement.

            "TRADING REMARKETING EVENT" has the same meaning as "TRADING REDEMPTION EVENT" set forth in the Warrant Agreement.

            "TREASURY REGULATIONS" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

            "TRUST" means the Delaware business trust created and continued hereby and identified on the cover page to this Trust Agreement.

            "TRUST AGREEMENT" means this Amended and Restated Trust Agreement, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including all exhibits hereto, including, for all purposes of this Trust Agreement and any such modification, amendment or supplement, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Trust Agreement and any such modification, amendment or supplement, respectively.

            "TRUST ENFORCEMENT EVENT" means, with respect to the Securities, an Event of Default.

            "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939, as amended, is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

            "TRUST PROPERTY" means (a) the Debt Securities; (b) the rights of the Property Trustee under the Guarantee; (c) any cash on deposit in, or owing to, the Payment Account; and (d) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Property Trustee pursuant to the trusts of this Trust Agreement.

            "TRUST SECURITIES CERTIFICATE" means the collective reference to the Common Securities Certificates and Preferred Securities Certificates.

            "TRUST SECURITY" or "SECURITIES" means any one of the Common Securities or the Preferred Securities (including Preferred Securities that are a component of a Unit).

            "TRUST SECURITIES CERTIFICATE" means any one of the Common Securities Certificates or the Preferred Securities Certificates.

            "TRUSTEES" means, collectively, the Property Trustee, the Delaware Trustee and the Administrative Trustees.

            "UNDERWRITERS" means Lehman Brothers Inc. and Banc of America Securities LLC, as underwriters under the Underwriting Agreement.

            "UNDERWRITING AGREEMENT" means the Underwriting Agreement, dated December 12, 2001, among the Trust, the Depositor and the Underwriters.

            "UNIT" means the Units issued under the Unit Agreement that are comprised of a Preferred Security and a Warrant.

            "UNIT AGENT" means The Bank of New York, as initial Unit Agent under the Unit Agreement, and any successor thereto.

            "UNIT AGREEMENT" means the Unit Agreement, dated as of December 18, 2001, among the Company, the Trust, the Unit Agent, the Property Trustee and the Warrant Agent, as amended or supplemented from time to time.

            "WARRANT" has the meaning set forth in the Warrant Agreement.

            "WARRANT AGENT" means The Bank of New York, as initial Warrant Agent under the Warrant Agreement, and any successor thereto.

            "WARRANT AGREEMENT" means the Warrant Agreement, dated as of December 18, 2001, between the Company, and The Bank of New York, as Warrant Agent, as amended or supplemented from time to time.

     "WARRANT REDEMPTION AMOUNT" has the meaning set forth in the Warrant Agreement.

     "WARRANT REDEMPTION REQUIREMENTS" means the Redemption Conditions, as defined in the Warrant Agreement the Company must satisfy or which must be satisfied prior to any proposed Redemption, as the case may be pursuant to the Warrant Agreement.

                                   ARTICLE II

                           ESTABLISHMENT OF THE TRUST

     Section 2.1 Name. The Trust created and continued hereby shall be known as "RGA Capital Trust I," as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders of Trust Securities and the other Trustees, in which name the Trustees may engage in the transactions contemplated hereby, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

     Section 2.2 Office of the Delaware Trustee; Principal Place of Business. The address of the Delaware Trustee in the State of Delaware is The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711,
Attention: Kristine K. Gullo, or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Securityholders and the Depositor. The principal executive office of the Trust is c/o Reinsurance Group of America, Incorporated, 1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017-6039, Attention: Executive Vice President and Chief Financial Officer.

     Section 2.3 Initial Contribution of Trust Property; Organizational Expenses. The Trustees acknowledge receipt in trust from the Depositor in connection with the Original Trust Agreement of the sum of $10, which constituted the initial Trust Property. The Depositor shall pay organizational expenses of the Trust as they arise or shall, upon request of any Trustee, promptly reimburse such Trustee for any such expenses paid by such Trustee. The Depositor shall make no claim upon the Trust Property for the payment of such expenses.

     Section 2.4 [Reserved].

     Section 2.5 [Reserved].

     Section 2.6 Declaration of Trust. The exclusive purposes and functions of the Trust are (a) to issue and sell Trust Securities and, insofar as the Preferred Securities are components of the Units, the Units, as specified in and pursuant to Article VI and use the proceeds from such sale to acquire Debt Securities having an aggregate principal amount at maturity equal to the aggregate Liquidation Amount of the Trust Securities; (b) to enter into and perform its obligations under the Unit Agreement, the Underwriting Agreement and the Remarketing Agreement, in each case, with the Company and such other agreements, documents and instruments as shall be necessary or advisable to effect these agreements and the purposes of the Trust; and (c) to engage in those activities necessary, convenient or incidental thereto and to the issuance of the Units, including, executing, delivering and performing the Unit Agreement. The Depositor hereby appoints the Trustees as trustees of the Trust, to have all the rights, powers and duties to the extent set forth herein, and the Trustees hereby accept such appointment. The

Property Trustee hereby declares that it shall hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Securityholders. The Administrative Trustees shall have all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing the purposes of the Trust. The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Property Trustee or the Administrative Trustees set forth herein. The Delaware Trustee shall be one of the Trustees of the Trust for the sole and limited purpose of fulfilling the requirements of
Section 3807 of the Delaware Business Trust Act.

     Section 2.7 Authorization to Enter Into Certain Transactions.

     (a) The Trustees shall conduct the affairs of the Trust in accordance with the terms of this Trust Agreement. Subject to the limitations set forth in paragraph (b) of this Section 2.7 and Article X, and in accordance with this
Section 2.7, as applicable, the Administrative Trustees shall have the authority to enter into all transactions and agreements determined by the Administrative Trustees to be appropriate in exercising the authority, express or implied, otherwise granted to the Administrative Trustees under this Trust Agreement, and to perform all acts in furtherance thereof, including without limitation, the following:

          (i) As among the Trustees, each Administrative Trustee, acting singly or jointly, shall have the power and authority to act on behalf of the Trust, and in each case, with the Company (as applicable), with respect to the following matters:

               (A) the execution, delivery, issuance and sale of the Trust Securities and the Units and the compliance with the Underwriting Agreement in connection therewith, in each case, by the Trust and the Company, as applicable;

               (B) to cause the Trust to enter into, and to execute, deliver and perform on behalf of the Trust, the Unit Agreement, the Underwriting Agreement and the Remarketing Agreement, and such other agreements or documents and to take such other actions as may be necessary or desirable in connection with the purposes and function of the Trust as set forth or as contemplated herein;

               (C) assisting in the registration of the Preferred Securities under the Securities Act of 1933, as amended, and under state securities or blue sky laws, and the qualification of this Trust Agreement as a trust indenture under the Trust Indenture Act;

               (D) if applicable, assisting in the listing of the Preferred Securities upon the New York Stock Exchange or such other national securities exchange or exchanges or in the inclusion of the Preferred Securities in the Nasdaq National Market of The Nasdaq Stock Market, Inc. ("NASDAQ") or such other self-regulatory organization as shall be determined by the Depositor and the registration of the Preferred

          Securities under the Exchange Act, and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing;

               (E) the sending of notices (other than notices of default) and other information regarding the Trust Securities and the Debt Securities to the Securityholders in accordance with this Trust Agreement;

               (F) the appointment of a Paying Agent, Authenticating Agent and Securities Registrar in accordance with this Trust Agreement;

               (G) to the extent provided in this Trust Agreement, the winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

               (H) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;

               (I) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Administrative Trustees on behalf of the Trust; and

               (J) the taking of any action incidental to the foregoing as the Administrative Trustees may from time to time determine is necessary or advisable to give effect to the terms of this Trust Agreement for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder;

               (K) to use the proceeds from the sale of the Securities to acquire the Debentures having an aggregate principal amount at maturity equal to the aggregate Liquidation Amount of the Securities;

               (L) establish the terms and forms of the Securities in the manner specified in Articles VI and VII and to issue and sell the Securities in accordance with this Trust Agreement and the Units in accordance with the Unit Agreement; provided, however, that:

                    (1) the Trust may issue no more than one series of Preferred
               Securities and no more than one series of Common Securities;

                    (2) there shall be no interests in the Trust other than
               those held by holders of the Securities and the Units, and

                    (3) the issuance of Securities shall be limited to a
               simultaneous issuance of both Preferred Securities and Common Securities on any Delivery Date (as defined in the Underwriting Agreement);

               (M) acquire the Debentures with the proceeds of the sale of the Securities; provided, however, that the Administrative Trustees shall cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders;

               (N) give the Depositor and the Property Trustee prompt written notice of the occurrence of a Special Event;

               (O) establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders as to such actions and applicable record dates;

               (P) bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("LEGAL Action"), including, without limitation, all claims and demands of all Persons at any time claiming any Lien on any of the assets of the Trust adverse to the interest of the Trust or the Holders in their capacity as Holders, unless pursuant to
          Section 2.7(b) or Article X the Property Trustee has the exclusive power to bring such Legal Action;

               (Q) employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors and consultants to conduct only those services that the Administrative Trustees have authority to conduct directly, and to pay reasonable compensation for such services; provided that such person is a United States Person as defined in Section 7701(a)(30) of the Code;

               (R) cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

               (S) give to the Property Trustee the certificate required by
          Section 314(a)(4) of the Trust Indenture Act, which certificate may be executed by any Administrative Trustee;

               (T) act as, or appoint another Person to act as, Registrar and Transfer Agent for the Securities or to appoint a Paying Agent for the

          Securities as provided in Section 7.13; provided that such person is a United States Person as defined in Section 7701(a)(30) of the Code;

               (U) give prompt written notice to the Property Trustee and to Holders of any notice received from the Company of its election to defer payments of interest on the Debentures by extending the interest payment period under Section 2.7 of the First Supplemental Indenture; and

               (V) take any action not inconsistent with this Trust Agreement or with applicable law that the Administrative Trustees determine in their discretion to be necessary or convenient in carrying out the purposes and functions of the Trust as set forth in Section 2.6 or the activities of the Trust as set out in this Section 2.7, as long as such action does not materially adversely affect the interests of the Holders, including, but not limited to any other actions, including by cooperating with the Company to ensure that the Debentures will be treated as indebtedness of the Company for United States federal income tax purposes.

     Notwithstanding anything herein to the contrary, the Administrative Trustees are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust shall not be deemed to be an "investment company" required to be registered under the Investment Company Act, shall be classified as a "grantor trust" and not as an association taxable as a corporation for United States federal income tax purposes and so that the Debt Securities shall be treated as indebtedness of the Depositor for United States federal income tax purposes. In this connection, subject to Section 12.2, the Depositor and the Administrative Trustees are authorized to take any action, not inconsistent with applicable law or this Trust Agreement, that each of the Depositor and the Administrative Trustees determines in their discretion to be necessary or desirable for such purposes.

     (b) Subject to the limitations provided in this Trust Agreement and to the specific duties of the Property Trustee, the Administrative Trustees shall have exclusive authority to carry out the purposes of the Trust. Any action taken by the Administrative Trustees in accordance with their powers shall constitute the act of and shall serve to bind the Trust, and any action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and shall serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Trust Agreement.

          (i) As among the Trustees, the Property Trustee shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

               (A) the establishment and maintenance of the Payment Account;

               (B) the receipt of the Debt Securities;

               (C) the collection of interest, principal and any other payments made in respect of the Debt Securities in the Payment Account;

               (D) the distribution of amounts owed to the Securityholders in respect of the Trust Securities in accordance with the terms of this Trust Agreement;

               (E) the exercise of all of the rights, powers and privileges of a holder of the Debt Securities;

               (F) the sending of notices of default and other information regarding the Trust Securities and the Debt Securities to the Securityholders in accordance with this Trust Agreement;

               (G) the distribution of the Trust Property in accordance with the terms of this Trust Agreement;

               (H) to the extent provided in this Trust Agreement, the winding up of the affairs of and liquidation of the Trust;

               (I) after an Event of Default, the taking of any action incidental to the foregoing as the Property Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Trust Agreement and protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder); and

               (J) registering transfers of the Trust Securities in accordance with this Trust Agreement.

     (c) So long as this Trust Agreement remains in effect, the Trust (or the Trustees acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, the Trustees shall not:

          (i) acquire any investments or engage in any activities not authorized by this Trust Agreement;

          (ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Securityholders, except as expressly provided herein;

          (iii) take any action that would cause the Trust to fail or cease to qualify as a "grantor trust" for United States federal income tax purposes;

          (iv) incur any indebtedness for borrowed money or issue any other debt;

          (v) possess any power or otherwise act in such a way as to vary the Trust assets;

          (vi) possess property for any purpose other than a Trust purpose;

          (vii) make any loans or incur any indebtedness other than loans represented by the Debentures;

          (viii) take or consent to any action that would result in the placement of a Lien on any assets of the Trust adverse to the Trust or to the Holders in their capacities as Holders;

          (ix) possess any power or otherwise act in such a way as to vary the terms of the Securities in any way whatsoever (except to the extent expressly authorized in this Trust Agreement or by the terms of the Securities);

          (x) issue any securities or other evidences of ownership of, or beneficial ownership interest in, the Trust other than the Securities and the Units;

          (xi) other than as provided in this Trust Agreement or by the terms of the Securities:

               (A) direct the time, method and place of conducting any proceeding with respect to any remedy available to the Debenture Trustee, or exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures;

               (B) waive any past Trust Enforcement Event that is waivable under the Indenture;

               (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable; or

               (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required, unless the Trust shall have received an opinion of a independent tax counsel experienced in such matters to the effect that such amendment, modification or termination will not cause the Trust to be classified as other than a grantor trust for United States federal income tax purposes; or

          (xii) revoke any action previously authorized or approved by vote of the Holders of the Preferred Securities.

     (d) In addition to the foregoing:

          (i) Except as expressly set forth in this Trust Agreement and except if a meeting of the Administrative Trustees is called with respect to any matter over which the Administrative Trustees have power to act, any power of the

     Administrative Trustees may be exercised by, or with the consent of, any one such Administrative Trustee.

          (ii) The Administrative Trustees shall exercise the powers set forth in this Section 2.7 in a manner that is consistent with the purposes and functions of the Trust set out in Section 2.6, and the Administrative Trustees shall have no power to, and shall not, take any action that is inconsistent with the purposes and functions of the Trust set forth in
     Section 2.6 or this Section 2.7.

          (iii) Subject to this Section 2.7, the Administrative Trustees shall have none of the powers or the authority of the Property Trustee set forth in this Section 2.7 and in Article X. Any expenses incurred by the Administrative Trustees pursuant to this Section 2.7 shall be reimbursed by the Depositor, as borrower under the Indenture, pursuant to the Indenture and this Trust Agreement.

          (iv) The Administrative Trustees shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Trust or the Securityholders in their capacity as Securityholders.

          (v) Unless otherwise determined by the Administrative Trustees and except as otherwise required by the Delaware Business Trust Act or applicable law, any Administrative Trustee is authorized to execute on behalf of the Trust any documents which the Administrative Trustees have the power and authority to cause the Trust to execute pursuant to Section 2.7(a)(i).

          (vi) Except as otherwise provided in this Section 2.7(d), the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 2.7(a)(i).

     (e) In connection with the issue and sale of the Preferred Securities, the Depositor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Depositor in furtherance of the following prior to the date of this Trust Agreement are hereby ratified and confirmed in all respects):

          (i) the preparation and filing by the Trust with the Commission and the execution on behalf of the Trust of a registration statement on the appropriate form in relation to the Preferred Securities and the Debt Securities and the Units, including any amendments thereto;

          (ii) the determination of the states in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities or the Units and to do any and all such acts, other than actions which must be taken by or on behalf of the Trust, and advise the Trustees of actions they must take on behalf of the Trust, and prepare for execution and filing any documents to be executed and filed by the Trust or on behalf of the Trust, as the Depositor deems necessary or advisable in order to comply with the applicable laws of any such States;

          (iii) if applicable, the preparation for filing by the Trust and execution on behalf of the Trust of an application to the New York Stock Exchange or such other national stock exchange or to Nasdaq or such other self-regulatory organization for listing, or designation for inclusion or quotation upon notice of issuance of any Preferred Securities and to file or cause an Administrative Trustee to file thereafter with such exchange or organization such notifications and documents as may be necessary from time to time;

          (iv) the preparation for filing by the Trust with the Commission and the execution on behalf of the Trust of a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) or 12(g) of the Exchange Act, including any amendments thereto;

          (v) the negotiation of the terms of, and the execution and delivery of, the Underwriting Agreement providing for the sale of the Preferred Securities and the Units;

          (vi) if a Tax Event occurs and is continuing, then the Depositor will be obligated to pay any taxes, duties, assessments and other governmental charges to which the Trust or distributions paid by the Trust have become subject as a result of a Tax Event; and

          (vii) the taking of any other actions necessary or desirable to carry out any of the foregoing activities.

     (f) The Company acknowledges the rights of the Holders of Preferred Securities, to institute a Direct Action against the Company for enforcement of its payment obligations on the Debentures as set forth in this Trust Agreement; provided, however, that any amounts payable to any Holder or Preferred Securities hereunder shall be reduced by the amount of any corresponding payment such Holder has directly received from the Company as a result of such Direct Action.

     Section 2.8 Assets of Trust. The assets of the Trust shall consist of the Trust Property.

     Section 2.9 Title to Trust Property. The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Trust and the Holders. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Successor Property Trustee in accordance with this Trust Agreement. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered. The Property Trustee shall not transfer its right, title and interest in the Debentures to the Administrative Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee). The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial ownership interest in the assets of the Trust.

     Section 2.10 Deemed Agreement. By acceptance of this Trust, the Trustees, the Depositor, the Holders and the Preferred Security Beneficial Owners agree not to take any position that is contrary to the classification of the Trust as a grantor trust for United States federal income tax purposes.

     Section 2.11 Accounting Matters.

     (a) The fiscal year ("FISCAL YEAR") of the Trust shall be the calendar year, or such other year as is required by the Code.

     (b) At all times during the existence of the Trust, the Administrative Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Administrative Trustees.

     To the extent required by applicable law, the Trustees shall cause to be prepared and delivered to each Holder, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss.

     The Trust shall cause to be duly prepared and delivered to each Holder, an annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrative Trustees shall endeavor to deliver all such information statements within 30 days after the end of each Fiscal Year of the Trust.

     The Administrative Trustees shall cause to be duly prepared and filed with the appropriate taxing authority an annual United States federal income tax return, on Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed on behalf of the Trust with any state or local taxing authority.

     (c) The Trust may maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Account and no other funds of the Trust shall be deposited in the Property Account. The sole signatories for such accounts shall be designated by the Administrative Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Account.

     (d) The Property Trustee shall comply with all withholding requirements under United States federal, state and local law. The Property Trustee shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Property Trustee to assist them in determining the extent of, and in fulfilling, the Trust's withholding obligations. The Property Trustee shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to Distributions or allocations to any Holder, the amount withheld shall be deemed to be a Distribution in the amount of the withholding to such Holder. In the event of any claimed over-withholding, the Holder shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

     Section 2.12 Holders' Limited Liabilities. Pursuant to Section 3803(a) of the Delaware Business Trust Act, the Holders shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE III

         LIMITATION OF LIABILITY OF THE HOLDERS, THE TRUSTEES OR OTHERS

     Section 3.1 Liability.

     (a) Except as expressly set forth in this Trust Agreement, the Guarantee and the terms of the Securities, the Depositor shall not be:

          (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders which shall be made solely from assets of the Trust; and

          (ii) required to pay to the Trust or to any Holder any deficit upon dissolution of the Trust or otherwise.

     (b) The Depositor, in its capacity as issuer of the Debentures, shall be liable to the extent provided under the Indenture for all of the debts and obligations of the Trust (other than in respect of the Securities) to the extent such debts and obligations are not satisfied out of the Trust's assets.

     The Depositor acknowledges the rights of a Holder of Preferred Securities, to institute a Direct Action against the Company for enforcement of its payment obligations on the Debentures as set forth in the Indenture and in this Trust Agreement; provided, however, that any amounts payable to any Holder or Preferred Securities hereunder shall be reduced by the amount of any corresponding payment such Holder has directly received from the Company as a result of such Direct Action.

     (c) Pursuant to Section 3803(a) of the Delaware Business Trust Act, the Holders shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

     Section 3.2 Exculpation.

     (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Trust Agreement or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or, in the case of the Property Trustee, negligence), bad faith or willful misconduct with respect to such acts or omissions.

     (b) Each Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters such Indemnified Person reasonably believes to be within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders might properly be paid.

     Section 3.3 Fiduciary Duty.

     (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Trust Agreement shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Trust Agreement. The provisions of this Trust Agreement, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture
Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

     (b) Unless otherwise expressly provided herein:

          (i) whenever a conflict of interest exists or arises between a Covered Person and an Indemnified Person; or

          (ii) whenever this Trust Agreement or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Trust Agreement or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

     (c) Whenever in this Trust Agreement an Indemnified Person is permitted or required to make a decision:

          (i) in its "sole discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

          (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Trust Agreement or by applicable law.

     Section 3.4 Indemnification.

     (a) (i) The Company shall indemnify, to the fullest extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

          (ii) The Company shall indemnify, to the fullest extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees and expenses) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust, unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such Person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

          (iii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 3.4(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the fullest extent permitted by law, against expenses (including attorneys' fees and expenses) actually and reasonably incurred by him in connection therewith.

          (iv) Any indemnification under paragraphs (i) and (ii) of this
     Section 3.4(a) (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made:

               (A) by a majority vote of a Quorum of the Administrative Trustees who were not parties to such action, suit or proceeding;

               (B) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion; or

               (C) by the Holders of the Common Securities.

          (v) Expenses (including attorneys' fees and expenses) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 3.4(a) shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Company as authorized in this Section 3.4(a). Notwithstanding the foregoing, no advance shall be made by the Company if a determination is reasonably and promptly made:

               (A) by a majority vote of a Quorum of disinterested Administrative Trustees;

               (B) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion; or

               (C) the Holder of the Common Securities,

          (vi) Expenses (including attorneys' fees and expenses) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 3.4(a) shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Company as authorized in this Section 3.4(a). Notwithstanding the foregoing, no advance shall be made by the Company if a determination is reasonably and promptly made:

               (A) by a majority vote of a Quorum of disinterested Administrative Trustees;

               (B) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion; or

               (C) the Holder of the Common Securities,

     that, based upon the facts known to the Administrative Trustees, independent legal counsel or the Holders of the Common Securities at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful.

          In no event shall any advance be made in instances where the Administrative Trustees, independent legal counsel or Holders of the Common Securities reasonably determine that such person deliberately breached his duty to the Trust or the Holders.

          (vii) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 3.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of shareholders or disinterested directors of the Company or Holders of the Preferred Securities or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 3.4(a) shall be deemed to be provided by a contract between the Company and each Company Indemnified Person who serves in such capacity at any time while this
     Section 3.4(a) is in effect. Any repeal or modification of this Section 3.4(a) shall not affect any rights or obligations then existing.

          (viii) The Company or the Trust may purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Company would have the power to indemnify him against such liability under the provisions of this
     Section 9.4(a).

          (ix) For purposes of this Section 3.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 3.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

          (x) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 3.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

     (b) The Company agrees to indemnify:

          (i) the Property Trustee;

          (ii) the Delaware Trustee;

          (iii) any Affiliate of the Property Trustee and the Delaware Trustee; and

          (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "FIDUCIARY INDEMNIFIED PERSON")

for, and to hold each Fiduciary Indemnified Person harmless against, any and all loss, liability, damage, claim or expense including taxes (other than taxes based on the income of such Fiduciary Indemnified Person) incurred without gross negligence (or, in the case of the Property Trustee, negligence) or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. No Trustee may claim any Lien on the assets of the Trust as a result of any amount due under this Section 3.4. The obligation to indemnify as set forth in this Section 3.4(b) shall survive the resignation or removal of the Property Trustee or the Delaware Trustee and shall survive the satisfaction and discharge of this Trust Agreement.

     Section 3.5 Outside Businesses.

     Any Covered Person, the Depositor, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders shall have no rights by virtue of this Trust Agreement in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Depositor, the Delaware Trustee or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Depositor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Depositor or any Affiliate of the Depositor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Depositor or its Affiliates.

                                   ARTICLE IV

                                   [RESERVED]

                                    ARTICLE V

                                 PAYMENT ACCOUNT

     Section 5.1 Payment Account.

     (a) On or prior to the Closing Date, the Property Trustee shall establish the Payment Account. The Property Trustee and any agent of the Property Trustee shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits and withdrawals from the Payment Account in accordance with this Trust Agreement. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Securityholders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

     (b) The Property Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal of or interest on, and any other payments or proceeds with respect to, the Debt Securities. Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.

                                   ARTICLE VI

                      ESTABLISHMENT AND TERMS OF SECURITIES

     Section 6.1 General Provisions Regarding the Securities.

     (a) The Administrative Trustees shall execute and deliver on behalf of the Trust one class of Preferred Securities representing undivided beneficial ownership interests in the assets of the Trust and which shall be designated the "5.75% Cumulative Trust Preferred Securities" (the "PREFERRED SECURITIES") and one class of common securities representing undivided beneficial interests in the assets of the Trust (the "COMMON SECURITIES").

          (i) The Preferred Securities of the Trust shall number 4,500,000 (or up to 5,175,000 to the extent the Underwriters' option to purchase additional Units, as set forth in the Underwriting Agreement, is exercised) and shall have an aggregate Liquidation Amount with respect to the assets of the Trust of $225,000,000 (or up to $258,750,000 to the extent the Underwriters' option to purchase additional Units, as set forth in the Underwriting Agreement, is exercised in full), a Liquidation Amount with respect to the assets of the Trust of $50 per Preferred Security and an accreted value at any time equal to the Accreted Value. The Preferred Securities are hereby designated for the purposes of identification only as the "PREFERRED SECURITIES." The Preferred Securities Certificates evidencing the Preferred Securities shall be substantially in the form of Exhibit A, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

          (ii) The Common Securities of the Trust shall number 139,176 (or up to 160,053 to the extent the Underwriters' option to purchase additional Units, as set forth in the Underwriting Agreement, is exercised in full) and shall have an aggregate Liquidation Amount with respect to the assets of the Trust of $6,958,800 (or up to $8,002,650 to the extent the Underwriters' option to purchase additional Units, as set forth in the Underwriting Agreement, is exercised in full), a Liquidation Amount with respect to the assets of the Trust of $50 per Common Security and an accreted value at any time equal to the Accreted Value. The Common Securities are hereby designated for the purposes of identification only as the "COMMON SECURITIES." The Common Securities Certificates evidencing the Common Securities shall be substantially in the form of Exhibit B, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

     (b) The consideration received by the Trust for the issuance of the Securities, in each case, at a purchase price of $35.13 per Security, shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

     (c) Upon issuance of the Securities as provided in this Trust Agreement, the Securities so issued shall be deemed to be validly issued, fully paid and nonassessable beneficial interests in the assets of the Trust.

     (d) Each Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Trust Agreement, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Trust Agreement, the Guarantee, the Indenture and the Debentures.

     (e) Payment of Distributions on, and any payment of the Redemption Price upon a redemption of, the Securities shall be made on a Pro Rata basis based on the Liquidation Amount of such Securities; provided that if, on any date on which payment of a Distribution or the Redemption Price is to be made, a Trust Enforcement Event has occurred and is continuing, then such payment shall not be made on any of the Common Securities, and no other payment on account of the redemption, liquidation or other acquisition of such Common Securities shall be made, until all accumulated and unpaid Distributions or payments of the Redemption Price, as the case may be, on all of the outstanding Preferred Securities for which Distributions are to be paid or that have been called for redemption, as the case may be, are fully paid. All funds available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions on, or the Redemption Price of, the Preferred Securities then due and payable before any such payment is made on the Common Securities.

     (f) The Holders of the Securities shall not have any preemptive or similar purchase rights.

     (g) For purposes of this Trust Agreement, the parties hereto agree that the discount (or original issue discount) relating to the Preferred Securities shall be the difference between the Liquidation Amount of $50 in respect of such Preferred Security on December 15, 2050 and the initial purchase price of $35.13.

     Section 6.2 [Reserved.] -

     Section 6.3 [Reserved.]

     Section 6.4 [Reserved.]

     Section 6.5 Distributions.

     (a) As owners of undivided beneficial ownership interests in the Trust, Holders shall be entitled to receive Distributions that shall be payable at a rate per annum of 5.75% (the "DISTRIBUTION RATE") of the Liquidation Amount of $50 per Security from and including December 18, 2001 to, but excluding, the Remarketing Settlement Date, and at the Reset Rate of the Accreted Value of the Security on the Remarketing Settlement Date to, but excluding, the Redemption Date. At all times, the Distribution rate shall correspond to the interest rate on the Debentures. The amount of a Distribution payable shall be computed:

          (i) for any full 90-day quarterly Distribution period, on the basis of a 360-day year consisting of twelve 30-day months;

          (ii) for any period shorter than a full 90-day quarterly Distribution period, on the basis of a 30-day month; and

          (iii) for any period shorter than a 30-day month, on the basis of the actual number of days elapsed in the 30-day month.

Subject to Section 6.1(e), Distributions shall be made on the Securities on a Pro Rata basis. Distributions shall be payable on the Distribution Dates only to the extent that payments are made to the Trust in respect of the Debentures held by the Property Trustee and to the extent the Trust has funds available for the payment of such Distributions in the Payment Account.

     (b) Pursuant to the Indenture, interest on the Debentures shall accrue, and, as a result, distributions on the Securities shall accumulate, from the date of original issue, shall be cumulative and shall be payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year (each, a "DISTRIBUTION DATE"), commencing on March 15, 2002, and Distributions shall be payable when, as and if available for payment, except as otherwise provided in this Trust Agreement. Interest not paid on the Debentures on the scheduled Interest Payment Dates shall accrue additional interest (to the extent permitted by applicable law) and compound quarterly at the Coupon Rate or the Reset Rate, as applicable, and, as a result, Distributions not paid on the scheduled Distribution Dates shall accumulate (to the extent permitted by applicable law) and compound quarterly at the Coupon Rate or the Reset Rate, as applicable ("COMPOUNDED DISTRIBUTIONS"). The terms "DISTRIBUTION" shall mean ordinary quarterly distributions together with any Compounded Distributions. In the event of a Remarketing, Holders shall be entitled to Distributions on their Securities to, but excluding, the Remarketing Settlement Date, as set forth in Section 6.6(a)(iii).

     (c) As long as no Trust Enforcement Event has occurred and is continuing and as long as a Failed Remarketing has not occurred, the Company has the right under the Indenture, at any time and from time to time, to defer payments of interest on the Debentures by extending the interest payment period on the Debentures for a period (each, an "EXTENSION PERIOD") not exceeding 20 consecutive quarters, during which Extension Period no interest shall be payable on the Debentures, provided that no Extension Period shall end on a date other than an Interest Payment Date or extend beyond the Original Stated Maturity or Reset Principal Maturity of the Debentures, as the case may be. As a consequence of such deferral, Distributions also shall be deferred. Despite such deferral, interest on the Debentures shall continue to accrue with additional interest thereon (to the extent permitted by applicable law) and, as a result, Distributions shall continue to accumulate with additional Distributions thereon (to the extent permitted by applicable law) at the Coupon Rate or at the Reset Rate on and after the Remarketing Settlement Date, as the case may be, compounded quarterly during any such Extension Period ("COMPOUNDED INTEREST"). Prior to the termination of any such Extension Period, the Company may further defer payments of interest by further extending such Extension Period; provided that such Extension Period, together with all such previous and further extensions of such Extension Period, may not exceed 20 consecutive quarters or extend beyond the stated maturity date of the Debentures. At the termination of any Extension Period, the Company shall pay all interest then accrued and unpaid, plus Compounded Interest, if any, on the earlier of the next succeeding Interest Payment Date or the applicable Stated Principal Maturity or Reset Principal Maturity, as the case may be. Upon the termination of any Extension Period and the payment of all amounts then due, the Company may commence a new Extension Period, subject to the above requirements.

     (d) The Company shall pay all deferred interest and Compounded Interest on the Debentures prior to the exercise of its right to cause a Remarketing of the Preferred Securities.

     (e) Distributions on the Securities shall be payable to the Holders as they appear on the Security Register at the close of business on the relevant Regular Record Dates; provided that any Distributions payable on the Remarketing Settlement Date shall be payable to the Holders as they appear on the books and records of the Trust at the close of business on a Special Record Date. If the Preferred Securities are represented by one or more Global Preferred Securities, the relevant Regular Record Dates shall be the close of business on the Business Day preceding the corresponding Distribution Date, unless a different Regular Record Date is established or provided for the corresponding Interest Payment Date on the Debentures. If the Preferred Securities are not represented only by one or more Global Preferred Securities, the Administrative Trustees shall have the right to select the record date for the Preferred Securities, which shall be at least one Business Day prior to the corresponding Distribution Dates, or such other dates as may be selected by the Administrative Trustees. The record dates for the Common Securities shall be the same as the record dates for the Preferred Securities. At all times, the Distribution Dates shall correspond to the Interest Payment Dates on the Debentures.

     Payment of any Distribution, Redemption Price or Change of Control Redemption Price with respect to any Preferred Securities issued as Global Certificates shall be payable by the Company through the Paying Agent to the Clearing Agency. At the Company's option, interest on Preferred Securities issued in physical form may be payable (i) a U.S. Dollar check drawn on a bank in The City of New York mailed to the addressee of the Person entitled thereto as such address shall appear in the Securities Register, or (ii) upon application to the Registrar not later than the relevant record date by a Holder of Units or Preferred Securities having an aggregate stated Liquidation Amount in excess of $5,000,000, wire transfer in immediately available funds, which application shall remain in effect until the Holder notifies, in writing, the Registrar to the contrary.

     Distributions payable on any Securities that are not punctually paid on any Distribution Date, as a result of the Company having failed to make a payment under the Debentures, shall cease to be payable to the Person in whose name such Securities are registered on the relevant Record Date, and such defaulted Distribution instead shall be payable to the Person in whose name such Securities are registered on the Special Record Date or other specified date determined in accordance with the Indenture for payment of the corresponding defaulted interest on the Debentures.

     (f) If any date on which a Distribution is payable on the Securities is not a Business Day, payment of the Distribution payable on such date will be made on the next day that is a Business Day (and without any interest or other payment in respect of any such delay), except that if such Business Day is in the next calendar year, such payment shall be made on the immediately preceding Business Day and without any reduction in interest or any other payment in respect of any such acceleration, in each case with the same force and effect as if made on the date such payment was originally payable.

     (g) If and only to the extent that the Company makes a payment of principal of and premium, if any, and interest on the Debentures held by the Property Trustee (the amount of any such payment being a "PAYMENT AMOUNT"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution of the Payment Amount to the Holders on a Pro Rata basis, subject to Section 6.1(e).

     (h) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed on a Pro Rata basis among the Holders subject to 6.1(e).

     Section 6.6 Remarketing.

     (a) In connection with a Remarketing of the Preferred Securities:

          (i) upon Remarketing in connection with a Trading Remarketing Event or a Legal Cause Remarketing Event, the Accreted Value of the Debentures as of the end of the day on the day next preceding the Remarketing Settlement Date shall become due on the date which is 93 days following the Remarketing Settlement Date, and, as a result, the Accreted Value of the Securities as of the end of the day on the day next preceding the Remarketing Settlement Date shall be redeemed on the date which is 93 days following the Remarketing Settlement Date;

          (ii) on the Remarketing Settlement Date, the rate of interest per annum on the Accreted Value of the Debentures shall become the Reset Rate on the Accreted Value of the Preferred Securities that is determined pursuant to the Remarketing of the Preferred Securities, and, as a result, the Distribution rate per annum on the Accreted Value of the Securities shall become the Reset Rate that is determined pursuant to the Remarketing of the Preferred Securities;

          (iii) interest accrued and unpaid on the Debentures from and including the immediately preceding Interest Payment Date to, but excluding, the Remarketing Settlement Date shall be payable to the holders of the Debentures on the Special Record Date, and, as a result, Distributions accumulated and unpaid on the Securities from and including the immediately preceding Distribution Date to, but excluding, the Remarketing Settlement Date shall be payable to the Holders of the Securities on the Special Record Date;

          (iv) the Depositor may only cause a Remarketing upon a Trading Remarketing Event or a Legal Cause Remarketing Event if it redeems the Warrants on a Redemption Date or, if there is no Redemption, on the Stated Maturity, and if a Redemption occurs or the Warrants expire, then the Depositor shall be required to cause a Remarketing as set forth below;

          (v) upon a Remarketing in connection with a Trading Remarketing Event or a Legal Cause Remarketing Event, the Depositor shall be obligated to redeem the Warrants on the Remarketing Settlement Date at a redemption price per Warrant equal to the Warrant Redemption Amount as of the end of the day next preceding the Remarketing Settlement Date; and

          (vi) on and after the Remarketing Date, the Warrants shall be exercisable at the Exercise Price in lieu of Redemption.

     (b) The proceeds from the Remarketing of the Preferred Securities shall be paid to the selling Holders, provided that, upon a Trading Remarketing Event or a Legal Cause Remarketing Event, the proceeds from the Remarketing of the Preferred Securities that are held pursuant to the Unit Agreement for which the holders of such Units have elected to exercise their Warrants shall be paid directly to the Warrant Agent on behalf of the holders to satisfy in full the Exercise Price of the Warrants held by such holders.

     (c) In connection with a Remarketing of the Preferred Securities and at any time thereafter, a Holder may exchange its Preferred Securities for its pro rata share of Debentures, subject to applicable law. In such event, the Administrative Trustees shall cause Debentures held by the Property Trustee, having an aggregate Accreted Value equal to the aggregate Accreted Value of the Preferred Securities purchased by such Holder and with accrued and unpaid interest equal to the accumulated and unpaid Distributions on the Preferred Securities purchased by such Holder, to be distributed to such Holder in exchange for such Holders' Preferred Securities. In such event, the Debentures owned by the Trust shall decrease by the amount of Debentures delivered to the purchaser of Preferred Securities.

     (d) Upon the occurrence of a Trading Remarketing Event, the Depositor may elect to cause a Remarketing of the Preferred Securities and select a Remarketing Date, provided that the following conditions precedent are satisfied:

          (i) as of the date of which the Depositor elects to cause a Remarketing of the Preferred Securities and on the Remarketing Settlement Date, no Trust Enforcement Event or deferral of Distributions to Holders of the Preferred Securities shall have occurred and be continuing;

          (ii) as of the date of which the Depositor elects to cause a Remarketing of the Preferred Securities and on the Remarketing Settlement Date, a registration statement covering the issuance and sale of Common Stock to the holders of Warrants upon exercise of such Warrants shall be effective under the Securities Act or the issuance and sale (and resale) of Common Stock to the holders of Warrants upon exercise of such Warrants shall be exempt from registration requirements under the Securities Act; and

          (iii) on the Remarketing Date, the Legal Requirements shall have been satisfied.

The settlement of the Remarketing shall occur on the Remarketing Settlement Date, provided that the following conditions precedent are satisfied on the Remarketing Settlement Date:

               (A) the Warrant Redemption Requirements shall be satisfied; and

               (B) pursuant to the Warrant Agreement, a redemption of the Warrants of those holders who have not elected to exercise their Warrants prior to or on such date shall have been consummated.

If any of the foregoing conditions precedent are not satisfied, the Remarketing of the Preferred Securities cannot occur and the contemporaneous redemption of Warrants shall be canceled; provided, however, that if:

     (x) the Remarketing cannot occur because of a failure to satisfy either the Warrant Redemption Requirements or the Legal Requirements as of or on the relevant date or dates; and

     (y) the Depositor is using its best efforts to satisfy such Requirements,

then the Depositor shall have the right to cause a Remarketing of the Preferred Securities on a subsequent date which is no later than December 15, 2050, provided that all applicable requirements and conditions precedents (including the timely occurrence of a Trading Remarketing Event) are satisfied at that time.

     (e) Upon the occurrence of a Legal Cause Remarketing Event, the Depositor may elect to cause a Remarketing of the Preferred Securities and select a Remarketing Date, provided that the following conditions precedent are satisfied:

          (i) as of the date of which the Depositor elects to cause a Remarketing of the Preferred Securities and on the Remarketing Settlement Date, no Trust Enforcement Event or deferral of Distributions to Holders shall have occurred and be continuing;

          (ii) as of the date of which the Depositor elects to cause a Remarketing of the Preferred Securities and on the Remarketing Settlement Date, a registration statement covering the issuance and sale of Common Stock to the holders of Warrants upon exercise of such Warrants shall be effective under the Securities Act, or the issuance and sale (or resale) of Common Stock to the holders of Warrants upon exercise of such Warrants shall be exempt from registration requirements under the Securities Act; and

          (iii) on the Remarketing Date, the Legal Requirements shall have been satisfied.

The settlement of the Remarketing shall occur on the Remarketing Settlement Date, provided that the following conditions precedent are satisfied on the Remarketing Settlement Date:

               (A) the Warrant Redemption Requirements shall be satisfied; and

               (B) a redemption of the Warrants of those holders who have not elected to exercise their Warrants prior to or on such date shall have been consummated pursuant to the Warrant Agreement.

If any of the foregoing conditions precedent are not satisfied, the Remarketing cannot occur and the contemporaneous redemption of Warrants shall be canceled; provided, however, that if:

     (x) the Remarketing cannot occur because of a failure to satisfy either the Warrant Redemption Requirements or the Legal Requirements as of or on the relevant date or dates; and

     (y) the Depositor is using its best efforts to satisfy such Requirements,

then the Depositor shall have the right to cause a Remarketing of the Preferred Securities on a subsequent date which is no later than December 15, 2050, provided that all applicable requirements and conditions precedents (including the timely occurrence of a Legal Cause Remarketing Event) are satisfied at that time.

     (f) On the Maturity Remarketing Date, if not previously Remarketed, a Remarketing of the Preferred Securities shall occur, provided that on such date, the Legal Requirements (to the extent applicable) shall have been satisfied.

     If, for any reason, a Remarketing of the Preferred Securities does not occur on the Maturity Remarketing Date, the Depositor shall cause notice thereof to be given to all Holders of Preferred Securities (whether or not held pursuant to the Unit Agreement) prior to the close of business on the following Business Day. In such event:

          (i) the rate of interest per annum on the Accreted Value of the Debentures (which Accreted Value, on the Maturity Remarketing Date, shall be equal to the principal amount of the Debentures) shall become the Reset Rate, and, as a result, the rate of Distribution per annum on the Accreted Value of the Securities (which Accreted Value, on the Maturity Remarketing Date, shall be equal to the Liquidation Amount of the Securities) shall become the Reset Rate; and

          (ii) pursuant to the Indenture, the Company no longer shall have the option to defer payments of interest on the Debentures.

     (g) Upon the occurrence of a Trading Remarketing Event or a Legal Cause Remarketing Event and the election by the Depositor to cause a Remarketing or on the Maturity Remarketing Date, as long as the Preferred Securities are evidenced by Global Units or Global Preferred Securities, deposited with the Clearing Agency, the Depositor shall request, not later than three nor more than 17 Business Days (subject to extension pursuant to any TO Extension in connection with the related Redemption) prior to the Remarketing Date, that the Clearing Agency notify the Holders of the Preferred Securities of the Remarketing of the Preferred Securities and of the procedures that must be followed if such Holder of Preferred Securities wishes to elect not to participate in the Remarketing of the Preferred Securities.

     In connection with a Trading Remarketing Event or a Legal Cause Remarketing Event and the election by the Depositor to cause a Remarketing, the Depositor shall (1) cause written notice of the Remarketing to be furnished to holders of the Units and of the Preferred Securities at the same time as it furnishes notice of the related Redemption to such holders and (2) select a Remarketing Date not less than three nor more than 17 Business Days (subject to extension pursuant to any TO Extension in connection with the related Redemption) after written notice is given to holders of the Units and the Preferred Securities.

     (h) Upon the occurrence of a Remarketing Event, all of the Preferred Securities (excluding the Preferred Securities as to which the Holders thereof have elected not to participate in the Remarketing) shall be remarketed by the Remarketing Agent. Not later than 5:00 p.m. (New York City time) on the Business Day preceding the Remarketing Date, each Holder of Preferred Securities may elect not to have the Preferred Securities held by such Holder remarketed in the Remarketing. Holders of Preferred Securities that are not held pursuant to the Unit Agreement shall give such notice to the Property Trustee, and Holders of Preferred Securities that are held pursuant to the Unit Agreement shall give such notice to the Unit Agent. Holders of Preferred Securities that are not held pursuant to the Unit Agreement and Holders of Preferred Securities that are held pursuant to the Unit Agreement that do not give notice of their intention not to participate in the Remarketing shall be deemed to have consented to the disposition of their Preferred Securities in the Remarketing. Any such notice shall be irrevocable and may not be conditioned upon the level at which the Reset Rate is determined pursuant to the Remarketing.

     Not later than 5:00 p.m. (New York City time) on the Business Day preceding the Remarketing Date, the Property Trustee and the Unit Agent, as applicable, based on the notices received by it prior to such time, shall notify the Trust, the Depositor and the Remarketing Agent of the aggregate Liquidation Amount of Preferred Securities to be tendered for purchase in the Remarketing.

          (i) The right of each Holder to have Preferred Securities tendered for purchase shall be limited to the extent that:

          (i) the Remarketing Agent conducts a Remarketing pursuant to the terms of the Remarketing Agreement;

          (ii) the Remarketing Agent is able to find a purchaser or purchasers for the Preferred Securities deemed tendered; and

          (iii) such purchaser or purchasers deliver the purchase price therefor to the Remarketing Agent.

     (j) On the Remarketing Date, the Remarketing Agent shall use its commercially reasonable efforts to remarket the Preferred Securities deemed tendered for purchase at a price at least equal to:

          (i) in connection with a Remarketing of Preferred Securities upon a Trading Remarketing Event or a Legal Cause Remarketing Event, 100% of the aggregate Accreted Value as of the end of the day on the day next preceding the Remarketing Settlement Date; and

          (ii) on the Maturity Remarketing Date, 100% of the aggregate stated liquidation amount.

     (k) If, as a result of the efforts described in Section 6.6(j), the Remarketing Agent determines that it will be able to remarket all of the Preferred Securities deemed tendered for purchase at the purchase price set forth in Section 6.6(j) prior to 4:00 p.m. (New York City time) on the Remarketing Date, the Remarketing Agent shall determine the Reset Rate, which shall be the rate per annum (rounded to the nearest one-thousandth (0.001) of 1% per annum) that the Remarketing Agent reasonably determines, in good faith after consultation with the Depositor, to be the lowest rate per annum that will enable it to remarket all of the Preferred Securities deemed tendered for Remarketing.

     (l) If none of the Holders of the Preferred Securities or the holders of the Units elects to have their Preferred Securities remarketed in the Remarketing, the Reset Rate shall equal the rate reasonably determined by the Remarketing Agent, in good faith after consultation with the Depositor, as the rate that would have been established had a Remarketing been held on the Remarketing Date, and the related modifications to the other terms of the Preferred Securities and to the terms of the Debentures and the Warrants shall be effective as of the Remarketing Settlement Date.

     (m) If, by 4:00 p.m. (New York City time) on the Remarketing Date, the Remarketing Agent is unable to remarket all of the Preferred Securities deemed tendered for purchase, a "FAILED REMARKETING" shall be deemed to have occurred and the Remarketing Agent shall so advise by telephone (promptly confirmed in writing) the Clearing Agency, the Property Trustee, the Debenture Trustee, the Administrative Trustees on behalf of the Trust and the Depositor. The Depositor shall then cause notice of the Failed Remarketing to be given to the Holders of the Preferred Securities prior to the close of business on the Business Day following the Failed Remarketing Date. In the event of a Failed Remarketing:

          (i) beginning on the third Business Day after the Failed Remarketing Date, interest will accrue on the Accreted Value of the Debentures (which in connection with the expiration of the Warrants is $50), and Distributions will accumulate on the Accreted Value of the Preferred Securities at the rate described in clause (iii) below;

          (ii) the Accreted Value of the Debentures as of the end of the day on the day next preceding the Remarketing Settlement Date shall become due on the date which is 93 days following the Remarketing Settlement Date, and, as a result, the Accreted Value of the Preferred Securities as of the end of the day on the day next preceding the Remarketing Settlement Date shall be redeemed on the date which is 93 days following the Remarketing Settlement Date;

          (iii) the rate of interest per annum on the Accreted Value of the Debentures shall become 10.25% per annum, and, as a result, the rate of Distribution per annum on the Accreted Value of the Trust Securities shall become 10.25% per annum, which Reset Rate shall accrue and be payable as provided in Section 6.6(a)(iii) hereof; and

          (iv) pursuant to the Indenture, the Company no longer shall have the option to defer payments of interest on the Debentures.

Notwithstanding a Failed Remarketing, subject to the satisfaction of the Legal Requirements, the Warrants shall be redeemed at the Warrant Redemption Amount and a holder of Warrants shall have the option to exercise its Warrants in lieu of such Redemption, as provided in the Unit Agreement and the Warrant Agreement.

     If the Remarketing Agent determines prior to 4:00 p.m., New York City time, on the Remarketing Date that it will be able to remarket all the Preferred Securities deemed tendered for Remarketing at a price of 100% of the Accrued Value of such Preferred Securities as of the end of the day on the day next preceding the Remarketing Settlement Date, the Remarketing Agent will determine the Reset Rate, which will be the rate, rounded to the nearest one-thousandth (0.001) of one percent, per annum that the Remarketing Agent reasonably determines, in good faith after consultation with the Depositor, to be the lowest rate per year that will enable it to remarket all the Preferred Securities deemed tendered for Remarketing at that price.

     (n) By approximately 4:30 p.m. (New York City time) on the Remarketing Date, provided that there has not been a Failed Remarketing, the Remarketing Agent shall advise, by telephone (promptly confirmed in writing):

          (i) the Clearing Agency, the Property Trustee, the Debenture Trustee, the Trust and the Depositor of the Reset Rate determined in the Remarketing and the number of Preferred Securities sold in the Remarketing;

          (ii) each purchaser (or the Clearing Agency Participant thereof) of the Reset Rate and the number of Preferred Securities such purchaser is to purchase; and

          (iii) each purchaser to give instructions to its Clearing Agency Participant to pay the purchase price on the Remarketing Settlement Date in same day funds against delivery of the Preferred Securities purchased through the facilities of the Clearing Agency.

     (o) In accordance with the Clearing Agency's normal procedures, on the Remarketing Settlement Date, the transactions described above with respect to each Preferred Security deemed tendered for purchase and sold in the Remarketing shall be executed through the Clearing Agency, and the accounts of the respective Clearing Agency Participants shall be debited and credited and such Preferred Securities delivered by book-entry as necessary to effect purchases and sales of such Preferred Securities. The Clearing Agency shall make payments in accordance with its normal procedures.

     (p) If any Holder of the Preferred Securities selling such Preferred Securities (or any holder of Units selling the Preferred Securities that are held pursuant to the Unit Agreement) in the Remarketing fails to deliver such Preferred Securities, the Clearing Agency Participant of such selling holder and of any other Person that was to have purchased Preferred Securities in the Remarketing may deliver to any such other Person an aggregate Liquidation Amount of Preferred Securities that is less than the aggregate Liquidation Amount of Preferred Securities that otherwise was to be purchased by such Person. In such event, the aggregate Liquidation Amount of Preferred Securities to be so delivered shall be determined by such

Clearing Agency Participant, and delivery of such lesser number of Preferred Securities shall constitute good delivery.

     (q) The Remarketing Agent is not obligated to purchase any Preferred Securities that otherwise would remain unsold in the Remarketing. None of the Trust, any Trustee, the Depositor or the Remarketing Agent shall be obligated in any case to provide funds to make payment upon tender of the Preferred Securities for Remarketing. The right of each holder to have Preferred Securities tendered for purchase will be subject to the conditions that: (1) the Remarketing Agent conducts a Remarketing pursuant to the terms of this Trust Agreement, the Indenture and the Remarketing Agreement; (2) the Remarketing Agent is able to find a purchaser or purchasers for tendered Preferred Securities; and (3) the purchaser or purchasers deliver the purchase price therefor to the Remarketing Agent.

     (r) Under the Remarketing Agreement, the Company shall be liable for, and shall pay, any and all costs and expenses incurred in connection with the Remarketing, and the Trust shall not have any liabilities for such costs and expenses.

     (s) The tender and settlement procedures set forth in this Section 6.6, including provisions for payment by purchasers of the Preferred Securities in the Remarketing, shall be subject to modification to the extent required by the Clearing Agency or if the book-entry system is no longer available for the Preferred Securities at the time of the Remarketing, to facilitate the tendering and remarketing of the Preferred Securities in definitive form. In addition, the Remarketing Agent may modify the settlement procedures set forth herein in order to facilitate the settlement process.

     Section 6.7 Limited Right to Require Exchange of Preferred Securities and Repurchase of Debentures.

     (a) Upon the exercise of Warrants by a holder of Units on a date other than one in connection with an exercise in lieu of a Redemption, such Holder shall have the right (the "REPURCHASE RIGHT"), on the next Required Repurchase Date which is no less than 93 days following the exercise date of such Warrants, to require the Trust to exchange the Preferred Securities for Debentures having a principal amount equal to the Liquidation Amount of such Preferred Securities plus accumulated and unpaid Distributions (including deferred Distributions) to, but excluding, the Required Repurchase Date, and to require the Company to repurchase such Debentures at $50 per Debenture plus accrued and unpaid interest to, but excluding, the Required Repurchase Date, on the applicable Required Repurchase Date.

     (b) To exercise its Repurchase Right, a Unit holder shall:

          (i) provide the Administrative Trustees and the Company with notice of its election to exercise its Repurchase Right no less than 30 days prior to the Required Repurchase Date on which such repurchase is to be effected;

          (ii) specify the number of Preferred Securities to be exchanged for Debentures by the Trust; and

          (iii) certify to the Administrative Trustees and the Company that such holder (A) has exercised the Warrants that are held pursuant to the Unit Agreement, and (B) is the beneficial owner of the Preferred Securities to be exchanged.

     (c) No less than three Business Days prior to the applicable Required Repurchase Date:

          (i) if the Preferred Securities to be exchanged pursuant to Section 6.7(a) are represented by a Global Unit Certificate or Global Preferred Security, the Property Trustee shall make, in accordance with the instructions of the Exchange Agent, the necessary endorsement to the applicable "Schedule of Increases or Decreases in global security" attached to the global security to reduce the amount of Preferred Securities represented thereby and shall instruct the Debenture Trustee to transfer to the Exchange Agent Debentures having a principal amount at maturity equal to the Liquidation Amount of the Preferred Securities so reduced; and

          (ii) if the Preferred Securities to be exchanged pursuant to Section 6.7(a) are represented by Definitive Units or Definitive Preferred Securities, (x) the Holder of such Preferred Securities shall present such Definitive Units or Definitive Preferred Securities to the Property Trustee for cancellation and the Property Trustee shall so notify the Registrar and
     (y) the Property Trustee shall instruct the Debenture Trustee to deliver to such Holder, definitive Debentures having a principal amount at maturity equal to the Liquidation Amount of the canceled Preferred Securities of such Holder.

     (d) On the applicable Required Repurchase Date, the Company shall repurchase, pursuant to Section 2.9 of the First Supplemental Indenture, the Debentures which were the subject of an exchange notice received by the Company pursuant to Section 6.7(b) at the Repurchase Price.

     Section 6.8 Change of Control Right to Require Exchange of Preferred Securities and Repurchase of Debentures.

     (a) Upon the occurrence of a Change of Control, each Holder of a Preferred Security shall have the right (a "CHANGE OF CONTROL REPURCHASE RIGHT") to exchange any or all of such Holder's Preferred Securities for Debentures having an Accreted Value on the date of the exchange equal to the Accreted Value of such Preferred Securities, and to require the Company to repurchase such Debentures at the Change of Control Repurchase Price on the Change of Control Repurchase Date.

     (b) Within 30 days after the occurrence of a Change of Control, the Depositor shall give notice to each Holder of a Preferred Security or a Unit and the Property Trustee of the transaction that constitutes the Change of Control, identifying such transaction as constituting a Change of Control, identifying the CUSIP number of the Preferred Securities and setting forth the resulting Change of Control Repurchase Right (the date of such notice, the "CHANGE OF CONTROL NOTICE DATE").

     (c) To exercise its Change of Control Repurchase Right, a Holder of Preferred Securities shall:

          (i) provide the Trust, the Company, the Property Trustee and the Exchange Agent with irrevocable notice of its election to exercise its Change of Control Repurchase Right on or prior to the 30th day after the Change of Control Notice Date; and

          (ii) specify the number of Preferred Securities to be exchanged for Debentures by the Trust.

     (d) No less than three Business Days prior to the Change of Control Repurchase Date (which shall not be later than the date 138 days immediately following the Change of Control Notice Date):

          (i) if the Preferred Securities to be exchanged pursuant to Section 6.8(a) are represented by a Global Unit Certificate or Global Preferred Security, the Property Trustee shall make, in accordance with the instructions of the Exchange Agent, the necessary endorsement to the "Schedule of Increases or Decreases in global security" attached to the applicable global security to reduce the amount of Preferred Securities represented thereby and shall instruct the Debenture Trustee to transfer to the Exchange Agent Debentures having an Accreted Value equal to the Accreted Value of the Preferred Securities so reduced; and

          (ii) if the Preferred Securities to be exchanged pursuant to Section 6.8(a) are represented by Definitive Units or Definitive Preferred Securities, (x) the Holder of such Preferred Securities shall present such Definitive Units or Definitive Preferred Securities to the Property Trustee for cancellation and the Property Trustee shall so notify the Registrar and
     (y) the Property Trustee shall instruct the Debenture Trustee to deliver to such Holder, definitive Debentures having an Accreted Value equal to the Accreted Value of the canceled Preferred Securities of such Holder.

     (e) On the Change of Control Repurchase Date, the Company shall repurchase, pursuant to Section 2.10 of the First Supplemental Indenture, the Debentures which were the subject of an exchange notice received by the Company pursuant to
Section 6.8(c) at the Change of Control Repurchase Price.

     (f) The Depositor shall comply with the requirements of the Exchange Act and any other securities laws and regulations thereunder to the extent that such laws and regulations are applicable in connection with the Redemption or any repurchase of Debentures pursuant to a Change of Control.

     Section 6.9 Redemption.

     (a) Except as provided in Sections 6.7 and 6.8, upon the repayment of the Debentures held by the Trust, in whole or in part, whether at Stated Principal Maturity (as adjusted in connection with a Remarketing, if applicable) or otherwise, the proceeds from such repayment shall be simultaneously applied by the Property Trustee (subject to the Property Trustee having received notice no later than 45 days prior to such repayment) to redeem a Like Amount of the Securities at a redemption price equal to the repayment amount in respect of the Debentures plus an amount equal to accumulated and unpaid Distributions on the Securities through the date of redemption (the "REDEMPTION PRICE"). The Redemption Price shall be payable on the date of redemption (the "REDEMPTION DATE") only to the extent that the Trust has sufficient funds available for the payment of such Redemption Price.

     (b) If the Debentures are repaid in part, the Securities shall be redeemed in part. Except as provided in Section 6.13, the proceeds from such repayment of Debentures shall be allocated on a Pro Rata basis to the redemption of the Securities.

     (c) The procedure with respect to redemptions of Securities pursuant to
Section 6.9(a) shall be as follows:

          (i) Notice of any redemption of Securities (a "REDEMPTION NOTICE"), which notice shall be irrevocable, shall be given by the Trust by mail to each Holder of Securities to be redeemed no later than three Business Days nor more than 17 Business Days (as such number of days may be extended pursuant to a TO Extension) before the Redemption Date, which shall be the date fixed for repayment of the Debentures. A Redemption Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders. No defect in the Redemption Notice or in the mailing of the Redemption Notice with respect to any Holder shall affect the validity of the redemption proceedings with respect to any other Holder.

          (ii) Each Redemption Notice shall be sent by the Property Trustee on behalf of the Trust to:

               (A) in respect of the Preferred Securities, the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee) if the Global Preferred Securities have been issued or, the Holders thereof if Definitive Preferred Securities have been issued, and

               (B) in respect of the Common Securities, the Holder (or Holders) thereof.

          (iii) Once the Trust gives a Redemption Notice:

               (A) with respect to Preferred Securities issued in book-entry form, by 12:00 noon (New York City time) on the Redemption Date of such Preferred Securities, provided that the Company has paid the Property Trustee a sufficient amount of cash in connection with the related repayment of the Debentures by 10:00 a.m. (New York City time) on or before the Redemption Date, the Property Trustee shall deposit irrevocably with the Clearing Agency or its nominee (or successor Clearing Agency or its nominee) funds sufficient to pay the applicable Redemption Price with respect to such Global Preferred Securities and shall give the Clearing Agency irrevocable instructions and authority to pay the Redemption Price to the relevant Clearing Agency Participants, and

               (B) with respect to Preferred Securities issued in definitive form and Common Securities, by 12:00 noon (New York City time) on the Redemption Date of such Securities, provided that the Company has paid the Property Trustee a sufficient amount of cash in connection with the related repayment of the Debentures by 10:00 a.m. (New York City time) on or before the Redemption Date, the Property Trustee shall deposit irrevocably with the Paying Agent funds sufficient to pay the applicable Redemption Price with respect to such Definitive Preferred Securities and Common Securities and shall give the Paying Agent irrevocable instructions and authority to pay the Redemption Price to the relevant Holders upon surrender of their Certificates evidencing their Securities.

          (iv) If a Redemption Notice shall have been given and funds deposited as required, then, immediately prior to the close of business on the Redemption Date, Distributions shall cease to accumulate on the Securities called for redemption and all rights of Holders of Securities called for redemption, except the right of such Holders to receive the Redemption Price (but without interest on such Redemption Price), shall cease, and such Securities shall cease to be outstanding; provided that, in the event that payment of the Redemption Price in respect of Preferred Securities called for redemption is improperly withheld or refused and not paid either by the Trust or by the Company pursuant to the Guarantee Distributions on such Preferred Securities will continue to accumulate at the Distribution Rate, from the Redemption Date originally established by the Trust for the Preferred Securities to the date such Redemption Price is actually paid, in which case the actual payment date will be the date fixed for redemption for purposes of calculating the Redemption Price.

          (v) Payment of accumulated and unpaid Distributions on the Redemption Date of the Securities shall be subject to the rights of Holders on the close of business on a Regular Record Date in respect of a Distribution Date occurring prior to or on such Redemption Date.

          (vi) If any Redemption Date is not a Business Day, payment of the Redemption Price payable on such Redemption Date shall be made on the next day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such next Business Day falls in the next calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date such payment was originally payable.

          (vii) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws and applicable insurance laws), the Depositor or any of its Affiliates may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.


     Section 6.10 Distribution of Debentures in Exchange for Securities.

     (a) The Administrative Trustees may at any time, subject to the conditions set forth in paragraph (b) below, dissolve the Trust and, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, cause the Debentures held by the Property Trustee to be distributed to the Holders in liquidation of such Holders' interests in the Trust on a Pro Rata basis, upon not less than 30 nor more than 60 days notice, within the 93 days following such notice (the "93 DAY PERIOD"), and, simultaneous with such distribution, to cause a Like Amount of the Debt Securities to be exchanged by the Trust on a Pro Rata basis to the Holders of the Securities.

     (b) The dissolution of the Trust and distribution of the Debentures pursuant to Section 6.10(a) shall be permitted only upon satisfaction of the following two conditions:

          (i) the receipt by the Administrative Trustees of an Opinion of Counsel, rendered by an independent law firm experienced in such matters, to the effect that the Holder shall not recognize any gain or loss for United States federal income tax purposes as a result of the dissolution of the Trust and the distribution of the Debentures (a "NO RECOGNITION OPINION"); provided that if a Special Event occurs and the Administrative Trustees are informed by an independent counsel that such counsel cannot deliver a No Recognition Opinion to the Trust, and thus a dissolution of the Trust and distribution of the Debentures shall not be permitted, the Company shall have the right to cause a Remarketing of the Preferred Securities as set forth in Section 6.6 within the 93 Day Period; and

          (ii) the receipt by the Administrative Trustees of the prior written consent of the Company.

     (c) Notice of any distribution of Debentures in exchange for the Securities (a "DEBENTURE DISTRIBUTION NOTICE"), which notice shall be irrevocable, shall be given by the Trust by mail to each Holder of Securities not fewer than 30 nor more than 60 days before the date of distribution of the Debentures. A Debenture Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to the Holders. No defect in the Debenture Distribution Notice or in the mailing of the Debenture Distribution Notice with respect to any Holder shall affect the validity of the exchange proceedings with respect to any other Holder, provided that any such defect shall not have materially prejudiced the rights of the Holders of the Preferred Securities.

     Each Debenture Distribution Notice shall be sent by the Property Trustee on behalf of the Trust to:

          (i) in respect of the Preferred Securities, the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee) if the Global Preferred Securities have been issued or, the Holders thereof if Definitive Preferred Securities have been issued, and

          (ii) in respect of the Common Securities, the Holder (or Holders) thereof.

     (d) On and from the date fixed by the Property Trustee for any distribution of Debentures and liquidation of the Trust:

          (i) the Securities no longer shall be deemed to be outstanding, provided that, if a Debenture Distribution Notice has been waived and on the date set for such distribution, the Debentures are not so exchanged for the Securities and distributed to the Holders, then such Securities shall be deemed to continue to be outstanding and the Holders shall have all rights they otherwise would have had had such Debenture Distribution Notice was not sent, including the right to Distributions on the Securities;

          (ii) the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee), as the Holder of the Preferred Securities, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution; and

          (iii) any certificates representing Securities not held by the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee) shall be deemed to represent Debentures having an aggregate principal amount at maturity equal to the aggregate Liquidation Amount of such Securities and bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid Distributions on such Securities, until such certificates are presented for cancellation, at which time the Company shall issue, and the Debenture Trustee shall authenticate, a certificate representing such Debentures.

     (e) In the event of a dissolution of the Trust and a distribution of the Debentures, pursuant to the Indenture, the Company shall have the same rights, and shall be subject to the same terms and conditions, to cause a Remarketing of the Debentures as the Depositor has and is subject to under Section 6.6 to cause a Remarketing of the Preferred Securities.

     Section 6.11 Voting Rights of the Preferred Securities.

     (a) Except as provided under this Section 6.11 and Section 12.2 and as otherwise required by the Delaware Business Trust Act, this Trust Agreement and other applicable law, the Holders of the Preferred Securities shall have no voting rights.

     (b) Subject to the requirement of the Property Trustee obtaining a tax opinion in the circumstances set forth in Sections 6.11(d) and (e), the Holders of a Majority in Liquidation Amount of the Preferred Securities, voting separately as a class, shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or to direct the exercise of any trust or power conferred upon the Property Trustee under this Trust Agreement, including the right to direct the Property Trustee, as Holder of the Debentures, to:

          (i) exercise the remedies available to it under the Indenture;

          (ii) consent to any amendment or modification of the Indenture or the Debentures where such consent is required; or

          (iii) waive any past default and its consequences that are waivable under the Indenture;

provided that if a Trust Enforcement Event has occurred and is continuing, the Holders of at least 25% of the aggregate Liquidation Amount of the Preferred Securities may direct the Property Trustee to declare the principal of and premium, if any, and interest on the Debentures due and payable; and provided further that where a consent or action under the Indenture would require the consent or act of the Holders of a Super Majority of the aggregate principal amount at maturity of Debentures affected thereby, the Property Trustee may give such consent or take such action only at the written direction of the Holders of at least the proportion in aggregate Liquidation Amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount at maturity of the Debentures outstanding.

     (c) If the Property Trustee fails to enforce its rights under the Debentures after a Holder of Preferred Securities has made a written request, such Holder of Preferred Securities may institute, to the fullest extent permitted by law, a legal proceeding directly against the Company to enforce the Property Trustee's rights under the Indenture without first instituting any legal proceeding against the Property Trustee or any other Person. In addition, if a Trust Enforcement Event has occurred and is continuing and such event is attributable to the failure of the Company to make any interest, principal or other required payments when due under the Indenture, then a Holder of Preferred Securities may institute a Direct Action against the Company on or after the respective due date specified in the Debentures.

     (d) The Property Trustee shall notify all Holders of the Preferred Securities of any notice of any Trust Enforcement Event received from the Company with respect to the Debentures. Such notice shall state that such Trust Enforcement Event also constitutes a Trust Enforcement Event. Except with respect to directing the time, method and place of conducting a proceeding for a remedy, the Property Trustee shall be under no obligation to take any of the actions described in clauses (i) and (ii) of Section 6.11(b), unless the Property Trustee has obtained an Opinion of Counsel, rendered by an independent law firm experienced in such matters, to the effect that the Trust will not be classified as a grantor trust for United States federal income tax purposes as a result of such action and each Holder will be treated as owning an undivided beneficial ownership interest in the Debentures.

     (e) If the consent of the Property Trustee, as the Holder of the Debentures, is required under the Indenture with respect to any amendment or modification of the Indenture, the Property Trustee shall request the direction of the Holders with respect to such amendment or modification and shall vote with respect to such amendment or modification as directed by a Majority in Liquidation Amount of the Preferred Securities and the Common Securities, each voting as a class separately; provided that where a consent under the Indenture would require the consent of the Holders of a Super Majority of the aggregate principal amount at maturity of the Debentures, the Property Trustee may give such consent only at the direction of the Holders of at least the proportion in aggregate Liquidation Amount of the Securities that the relevant Super Majority represents of the aggregate principal amount at maturity of the Debentures outstanding. The Property Trustee shall not take any such action in accordance with the directions of the Holders of the Securities unless the Property Trustee has obtained an Opinion of Counsel, rendered by an independent law firm experienced in such matters, to the effect that the Trust will not fail to be classified as an association or publicly traded partnership taxable as a corporation for United States federal income tax purposes as a result of such action.

     (f) A waiver of an Event of Default (as defined in the Indenture) with respect to the Debentures shall constitute a waiver of the corresponding Trust Enforcement Event.

     (g) Any required approval or direction of the Holders of the Preferred Securities may be given at a separate meeting of the Holders of the Preferred Securities convened for such purpose, at a meeting of all of the Holders of the Securities or pursuant to written consent. The Administrative Trustees shall cause a notice of any meeting at which Holders of the Preferred Securities are entitled to vote to be mailed to each Holder of record of Preferred Securities. Each such notice shall include a statement setting forth:

          (i) the date of such meeting;

          (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote; and

          (iii) instructions for the delivery of proxies.

     (h) No vote or consent of the Holders of the Preferred Securities shall be required for the Trust to redeem and cancel the Preferred Securities or distribute the Debentures in accordance with this Trust Agreement and the terms of the Securities.

     (i) Notwithstanding that the Holders of the Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned at such time by the Depositor, the Trustees or any Affiliate of the Depositor or any Trustee shall not be entitled to vote or consent and shall be treated, for purposes of such vote or consent, as if such Preferred Securities were not outstanding.

     (j) Except as provided under Section 6.11(k), the Holders of the Preferred Securities shall have no rights to appoint or remove the Trustees, who may be appointed, removed or replaced solely by the Holders of the Common Securities.

     (k) If an Trust Enforcement Event has occurred and is continuing, the Property Trustee and the Delaware Trustee may be removed and replaced by a Majority in Liquidation Amount of the Preferred Securities.

     (l) The Trustees shall not rescind any action previously authorized or approved by a vote of the Holders of the outstanding Preferred Securities, except when authorized by a subsequent vote of the Holders of the outstanding Preferred Securities.

     Section 6.12 Voting Rights of the Common Securities.

     (a) Except as provided in Section 8.10(b), this Section 6.12 and Section
12.2 and as otherwise required by the Delaware Business Trust Act, the Trust Indenture Act or other applicable law, the Holders of the Common Securities shall have no voting rights.

     (b) Subject to Section 6.11(k), the Holders of the Common Securities shall be entitled to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees in accordance with Article X.

     (c) Subject to Section 8.10 and only after all Trust Enforcement Events with respect to the Preferred Securities have been cured, waived or otherwise eliminated and subject to the requirement of the Property Trustee obtaining an Opinion of Counsel, rendered by an independent law firm experienced in such matters, in the circumstances set forth in this Section 6.12(c), the Holders of the Common Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or to direct the exercise of any trust or power conferred upon the Property Trustee under this Trust Agreement, including the right to direct the Property Trustee, as the holder of the Debentures, to:

          (i) exercise the remedies available to it under the Indenture;

          (ii) consent to any amendment or modification of the Indenture or the Debentures where such consent is required; or

          (iii) waive any past default and its consequences that are waivable under the Indenture;

provided that, where a consent or action under the Indenture would require the consent or act of the Holders of a Super Majority of the aggregate principal amount at maturity of Debentures affected thereby, only the Holders of at least the proportion in aggregate Liquidation Amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount at maturity of the Debentures may direct the Property Trustee to give such consent or take such action. Except with respect to directing the time, method and place of conducting a proceeding for a remedy, the Property Trustee shall be under no obligation to take any of the actions described in clauses (i) and (ii) of this
Section 6.12(c) unless the Property Trustee has obtained an Opinion of Counsel, rendered by an independent law firm experienced in such matters, to the effect that the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes as a result of such action, and each Holder will be treated as owning an undivided beneficial ownership interest in the Debentures.

                  Until all Trust Enforcement events with respect to the Preferred Securities have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of holders of the Preferred

Securities and only holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Preferred Securities.

     (d) If the Property Trustee fails to enforce its rights under the Debentures after the Holders of the Common Securities have made a written request pursuant to Section 6.11(c), the Holders of the Common Securities may institute, to the fullest extent permitted by law, a legal proceeding directly against the Company to enforce the Property Trustee's rights under the Debentures without first instituting any legal proceeding against the Property Trustee or any other Person.

     (e) A waiver of an Trust Enforcement Event with respect to the Debentures shall constitute a waiver of the corresponding Trust Enforcement Event.

     (f) Any required approval or direction of the Holders of the Common Securities may be given at a separate meeting of the Holders of the Common Securities convened for such purpose, at a meeting of all of the Holders of the Securities or pursuant to written consent. The Administrative Trustees shall cause a notice of any meeting at which the Holders of the Common Securities are entitled to vote to be mailed to the Holders of the Common Securities. Such notice shall include a statement setting forth:

          (i) the date of such meeting;

          (ii) a description of any resolution proposed for adoption at such meeting on which the Holders of the Common Securities are entitled to vote; and

          (iii) instructions for the delivery of proxies.

     (g) No vote or consent of the Holders of the Common Securities shall be required for the Trust to redeem and cancel the Common Securities or to distribute the Debentures in accordance with this Trust Agreement and the terms of the Securities.

     Section 6.13 Ranking.

     The Preferred Securities rank pari passu with the Common Securities and payment thereon shall be made on a Pro Rata basis with the Common Securities, except that, if a Trust Enforcement Event occurs and is continuing, no payments in respect of Distributions on, or payments upon liquidation, redemption or otherwise with respect to, the Common Securities shall be made until the Holders of the Preferred Securities shall be paid in full the Distributions, Redemption Price, Liquidation Distribution and other payments to which they are entitled under this Trust Agreement or under the Preferred Securities at such time.

     Section 6.14 [Reserved.]

     Section 6.15 [Reserved.]

     Section 6.16 [Reserved.]
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                                                                              58


     Section 6.17 Outstanding Preferred Securities.

     The Preferred Securities outstanding at any time are all the Preferred Securities authenticated by the Property Trustee and, in the case of the Global Preferred Securities, specified in the "Schedule of Increases or Decreases in Global Preferred Security" attached thereto (or on the books and records of the Property Trustee and the Clearing Agency or its nominee), except for those canceled by it, those delivered to it for cancellation, and those described in this Trust Agreement as not outstanding.

     A Preferred Security does not cease to be outstanding because the Depositor, one of the Trustees or any Affiliate of the Depositor or any of the Trustees owns the Security.

     Section 6.18 [Reserved.]

     Section 6.19 [Reserved.]

     Section 6.20 [Reserved.]

     Section 6.21 Separation and Rejoining of Units.

     At any time after initial issuance of the Units, the Preferred Security and Warrant components of any Unit may be separated by the Holder and thereafter owned and transferred separately. In addition, (i) in the event of an election to exercise the Warrant component prior to the Remarketing Date, (ii) in the event of an election to have Warrants redeemed upon a Redemption, (iii), in the event of an exercise of the Warrant in lieu of a Redemption, (iv) in the event of an election to have Preferred Securities exchanged for Debentures, pursuant to this Trust Agreement and the Indenture, and to have such Debentures then repurchased, pursuant to this Trust Agreement and the Indenture, following an exercise of Warrants other than in lieu of a Redemption, (v) upon a Change of Control, or (vi) in the event of a Remarketing, then the Preferred Security and Warrant components of any Unit shall be separated from the Unit. In the event of any separation of the components of a Unit:

     (i) if such Unit is represented by a Definitive Unit Certificate, the Holder shall present such Definitive Unit Certificate to the Agent for cancellation and the Unit Agent shall so notify the Registrar and shall return the Preferred Security and Warrant components of such Unit to the Property Trustee and Warrant Agent, respectively, with an instruction for them to authenticate and countersign, as the case may be, and deliver to, or upon the instruction of, such Holder a separated Preferred Security and a separated Warrant, bearing the separate CUSIP numbers assigned to the Preferred Security and the Warrant, respectively; and

     (ii) if such Unit is represented by the Global Unit Certificate, the Unit Agent shall make the necessary endorsement to the "Schedule of Increases or Decreases in Global Unit Certificate" attached to the Global Unit Certificate or otherwise comply with the Applicable Procedures to reduce the amount of Units represented thereby and shall instruct the Property Trustee and the Warrant Agent to effect a corresponding increase in the Preferred Securities and the Warrants, respectively, represented by global certificates bearing separate CUSIP numbers. The Unit

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                                                                              59

          Agent shall make such other necessary endorsements to the Global Unit Certificates consistent with the terms of this Trust Agreement to reflect the appropriate number of Units represented thereby.

     Following a Remarketing of the Preferred Security component of a Unit, (i) if such security is represented by a Definitive Unit Certificate, the Holder shall present such Definitive Certificate to the Unit Agent for cancellation and the Unit Agent shall so notify the Registrar and shall return the Preferred Security and Warrant components of such Unit to the Property Trustee and the Warrant Agent, respectively, with an instruction for them to authenticate and countersign, as the case may be, and deliver to, or upon the instruction of the Remarketing Agent a Preferred Security bearing the separate CUSIP number assigned to the Preferred Security and (ii) if such security is represented by the Global Unit Certificate, the Unit Agent shall, in accordance with the instructions of the Remarketing Agent, make the necessary endorsement to the "Schedule of Increases or Decreases in the Global Unit Certificate" attached to the Global Unit Certificate or otherwise comply with the Applicable Procedures to reduce the amount of securities represented thereby and shall instruct the Property Trustee to effect a corresponding increase in the Preferred Securities represented by global certificates bearing the separate CUSIP number. The Unit Agent shall make such other necessary endorsements to the Global Unit Certificate consistent with the terms of this Trust Agreement to reflect the appropriate number of securities represented thereby.

     Once separated in accordance with the first sentence of this Section 6.21(a) , a Warrant and a Preferred Security may be rejoined to form a Unit, whether or not such securities were at one time components of the same Unit. In the event a Holder of a Preferred Unit and a Warrant desires to rejoin a Unit:

          (i) if the constituent components are represented by Definitive Unit Certificates, the holder shall present (x) the Preferred Security to the Property Trustee and (y) the Warrant to the Warrant Agent, in each case for cancellation and the Property Trustee and the Warrant Agent shall so notify the Unit Agent, who shall in turn so notify the Registrar with an instruction for the Registrar to authenticate and deliver to, or upon the instruction of, such Holder a Unit bearing the separate CUSIP number assigned to the Units, and

          (ii) if the constituent components are represented by global certificates, each of the Property Trustee and the Warrant Agent shall make the necessary endorsement to their respective global certificates or otherwise comply with the Applicable Procedures to reduce the amount of Preferred Securities and Warrants, respectively, represented thereby and shall instruct the Unit Agent to effect a corresponding increase in the securities represented by the Global Unit Certificate bearing a separate CUSIP number. The Agent, the Property Trustee, and the Warrant Agent shall make such other necessary endorsements to their respective global certificates consistent with the terms of this Second Amendment to reflect the appropriate number of Units, Preferred Securities and Warrants, as appropriate, represented thereby.

     The Unit Agent is authorized to deliver such further directions to the Property Trustee, the Warrant Agent, the Exchange Agent and others, and to take such further actions as

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                                                                              60


shall be necessary to effect the exchanges, separations, transfer and recreations contemplated by the Unit Agreement.

                                  ARTICLE VII

                        THE TRUST SECURITIES CERTIFICATES

         Section 7.1 Initial Ownership. Upon the creation of the Trust and until the issuance of the Preferred Securities, and at any time during which no Trust Securities are outstanding, the Depositor shall be the sole beneficial owner of the Trust Securities.

         Section 7.2 The Trust Securities Certificates. The Preferred Securities Certificates shall be issued in minimum denominations of the Liquidation Amount and integral multiples of such Liquidation Amount in excess thereof, and the Common Securities Certificates shall be issued in denominations of the Liquidation Amount and integral multiples thereof. The Trust Securities Certificates shall be executed on behalf of the Trust by manual or facsimile signature of at least one Administrative Trustee. The Trust Securities Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefits of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Trust Securities Certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Securityholder, and shall be entitled to the rights and subject to the obligations of a Securityholder hereunder, upon due registration of such Trust Securities Certificate in such transferee's name pursuant to Sections 7.7, 7.15 and 7.17.

         The Trust Security Certificates shall be executed in the name and on behalf of the Trust by any of its Administrative Trustees. Such signatures may be manual or facsimile signature of the present or any future holder of such office and may be imprinted or otherwise reproduced on the Trust Securities Certificates.

         Section 7.3 Reserved.

         Section 7.4 Execution and Authentication. Subject to the provisions of
Section 7.2 hereof, upon the execution and delivery of this Trust Agreement, and at any time and from time to time thereafter, the Trust may deliver Trust Securities Certificates executed by an Administrative Trustee on behalf of the Trust, in the case of Preferred Securities Certificates, to the Property Trustee for authentication and delivery, together with its order for authentication of such Preferred Securities Certificates, and the Property Trustee in accordance with such order shall authenticate and deliver such Preferred Security Certificates, on behalf of the Trust, to the Holders. In authenticating such securities, and accepting the additional responsibilities under this Trust Agreement in relation to such securities, the Property Trustee shall be entitled to receive, and, shall be fully protected in relying upon:

         (a) an Officers' Certificate of the Administrative Trustees; and



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                                                                              61



         (b) an Opinion of Counsel substantially to the effect that the terms of such Securities have been established in accordance with this Trust Agreement and in conformity with the other provisions of this Trust Agreement; and that such Securities, when authenticated and delivered by the Property Trustee and issued by the Trust in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute duly and fully paid and nonassessable interests in the assets of the Trust.

         In case any Administrative Trustee of the Trust who shall have signed any Preferred Securities Certificate either manually or by facsimile signature shall cease to be such Administrative Trustee before the Preferred Securities Certificate so signed shall have been authenticated and delivered by the Property Trustee, such certificate nevertheless may be authenticated and delivered as though the person who signed such certificate had not ceased to be such Administrative Trustee; and any Trust Securities Certificate may be signed on behalf of the Trust by an Administrative Trustee, by such person as, at the actual date of the execution of such certificate, shall be a proper Administrative Trustee although at the date of the execution of this Trust Agreement such person was not such an officer.

         No Trust Security Certificate shall be entitled to any benefit under this Trust Agreement or be valid or obligatory for any purpose unless there appears on such certificate a certificate of authentication substantially in the form provided for herein executed by an authorized signatory of the Property Trustee by manual signature, and such certificate upon any certificate shall be conclusive evidence, and the only evidence, that such certificate has been duly authenticated and delivered hereunder.

         The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Preferred Securities Certificates. An authenticating agent may authenticate Preferred Securities Certificates whenever the Property Trustee may do so. Each reference in this Trust Agreement to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Depositor or an Affiliate.

         Section 7.5 Form and Dating.

         The Preferred Securities shall be substantially in the form of Exhibit A, and the Common Securities shall be substantially in the form of Exhibit B. The Property Trustee's certificate of authentication shall be substantially in the form set forth in Exhibit A.

         The terms and provisions of the Securities set forth in Exhibits A and B are part of the terms of this Trust Agreement and to the extent applicable, the Property Trustee and the Depositor, by their execution and delivery of this Trust Agreement, expressly agree to such terms and provisions and to be bound thereby.

         The Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by their execution thereof. The Certificates shall have CUSIP numbers and may have such other letters or other numbers, notations or other marks of identification or designation and such legends or endorsements as the Administrative Trustees may deem appropriate, or as may be


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                                                                              62


required by law, stock exchange rule, agreements to which the Trust is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Trust).

         Each Security shall be dated the date of its authentication.

         Upon the execution and delivery of this Trust Agreement, the Preferred Securities shall be issued as a component of a Unit, in fully registered form, without coupons (the "GLOBAL UNIT CERTIFICATE"), substantially in the forms set forth in Exhibit A of the Unit Agreement. The Global Unit Certificate shall initially contain all of the Preferred Securities issued on the Closing Date, except to the extent that a Holder of a Global Unit Certificate separates the components of its Units between the first Closing Date and the date of any subsequent Closing Date if the Initial Purchaser exercises its option to purchase additional Units pursuant to the Underwriting Agreement. Upon separation of the components of a Unit, the Preferred Securities shall initially be issued in the forms of one or more global Certificates in fully registered form, without coupons, and with the appropriate global legends (each, a "GLOBAL PREFERRED SECURITY"), substantially in the form of those contained in Exhibit A. The Global Preferred Securities shall be registered in the name of the Clearing Agency or a nominee of the Clearing Agency, duly executed by the Trust and authenticated by the Property Trustee, and deposited on behalf of the purchasers of the Preferred Securities represented thereby with the Property Trustee, at the Corporate Trust Office, as custodian for the Clearing Agency. The Global Preferred Securities shall represent such of the outstanding Preferred Securities as shall be specified in the "Schedule of Increases or Decreases in Global Preferred Security" attached thereto (or on the books and records of the Property Trustee and the Clearing Agency or its nominee). The Global Preferred Securities shall initially represent no Preferred Securities. Thereafter, the number of Preferred Securities represented by the Global Preferred Securities may from time to time be increased or decreased by adjustments made on the "Schedule of Increases or Decreases in Global Preferred Security" attached thereto (or books and records of the Property Trustee and the Clearing Agency or its nominee) as hereinafter provided.

         Except as provided in Sections 7.20(g) and 7.20(h), Preferred Security Beneficial Owners shall not be entitled to receive physical delivery of definitive, fully registered Preferred Securities Certificates ("DEFINITIVE PREFERRED SECURITY CERTIFICATES").

         Section 7.6 The Depositor's Purchase of the Common Securities.

         (a) On each Closing Date, the Depositor shall purchase all of the Common Securities issued by the Trust, in an aggregate Liquidation Amount equal to at least 3% of the total capital of the Trust, at such time as the Preferred Securities are sold and issued. The aggregate Liquidation Amount of the Common Securities outstanding at any time shall not be less than 3% of the total capital of the Trust.

         (b) For so long as the Preferred Securities remain outstanding, the Depositor covenants:

                  (i) to maintain, directly or indirectly, 100% ownership of the Common Securities; provided, however, that any permitted successor of the Company may succeed to the Depositor's ownership of such Common Securities;

                  (ii) to cause the Trust to (a) remain a statutory business trust, except in connection with the distribution of the Debentures to the Holders, the redemption of all of the Securities or certain mergers, consolidations, conversions, amalgamations , replacements, conveyances, transfers or leases, each as permitted by this Trust Agreement, (b) not to voluntarily dissolve, wind up, liquidate or be terminated, except as permitted by this Trust Agreement and (c) otherwise continue to be classified as a grantor trust for United States federal income tax purposes;

                  (iii) to use its commercially reasonable efforts to ensure that the Trust will not be an Investment Company required to be registered under the Investment Company Act; and

                  (iv) not to take any action that would be reasonably likely to cause the Trust to be classified as other than a grantor trust for United States federal income tax purposes.

         Section 7.7 Transfer of Securities; Book-Entry.

         (a) The Preferred Securities shall be freely transferable; and the Common Securities shall not be transferable, except as provided in the Indenture.

         (b) The Trust shall cause to be kept at the Corporate Trust Office the books and records in which, subject to such reasonable regulations as it may prescribe, the Trust shall provide for the registration of Preferred Securities and of transfers of Preferred Securities.

         (c) Upon surrender for registration of transfer of any Preferred Securities at an office or agency of the Trust designated for such purpose, an Administrative Trustee shall execute, and the Property Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Preferred Securities of any authorized denominations and of a like aggregate stated liquidation amount.

         (d) At the option of the Holder, Preferred Securities may be exchanged for other Preferred Securities of any authorized denominations and of a like aggregate stated liquidation amount, upon surrender of the Preferred Securities to be exchanged at such office or agency. Whenever any Preferred Securities are so surrendered for exchange, an Administrative Trustee shall execute, and the Property Trustee shall authenticate and deliver, the Preferred Securities that the Holder making the exchange is entitled to receive.

         (e) If so required by the Property Trustee, every Preferred Security presented or surrendered for registration of transfer or for exchange shall be duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Property Trustee and the Registrar, by the Holder thereof or his attorney duly authorized in writing.

         (f) No service charge shall be made for any registration of transfer or exchange of Preferred Securities, but the Trust may require payment of a sum sufficient to cover



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                                                                              64


any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Preferred Securities.

         (g) If the Preferred Securities are to be redeemed in part, neither the Administrative Trustees nor the Trust shall be required to register the transfer of or exchange any Preferred Securities:

                  (i) during a period beginning on the opening of business 15 days before the day of the mailing of a Redemption Notice or any notice of selection of Securities for redemption; or

                  (ii) so selected for redemption, except the unredeemed portion of any such Preferred Securities being redeemed in part.

         The Registrar shall retain for at least two years copies of all letters, notices and other written communications received pursuant to this
Section 7.7. The Issuers shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

         (h) Unless Definitive Preferred Securities have been issued to the Preferred Security Beneficial Owners pursuant to Sections 7.20(g) and 7.20(h):

                  (i) the provisions of this Section 7.7 shall be in full force and effect;

                  (ii) to the extent that the provisions of this Section 7.7 conflict with any other provisions of this Trust Agreement, the provisions of this Section 7.7 shall control;

                  (iii) the Trust, the Depositor and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Trust Agreement (including the payment of Distributions on the Global Preferred Securities and receiving approvals, votes or consents hereunder) as the Holder of the Preferred Securities and the absolute owner of the Global Preferred Securities for all purposes whatsoever and shall have no obligation to the Preferred Security Beneficial Owners; and

                  (iv) the rights of the Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants. The Clearing Agency shall make book-entry transfers among the Clearing Agency Participants and shall receive and transmit payments of Distributions on the Global Preferred Securities to such Clearing Agency Participants; provided that solely for the purposes of determining whether the Holders of the requisite liquidation amount of Preferred Securities have voted on any matter provided for in this Trust Agreement, so long as Definitive Preferred Securities have not been issued and the Preferred Securities remain in the form of one or more Global Preferred Securities, the Trustees may rely conclusively on, and shall be protected



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                                                                              65


         in relying on, any written instrument (including a proxy) delivered to the Trustees by the Clearing Agency setting forth the votes of the Preferred Security Beneficial Owners or assigning the right to vote on any matter to any other Persons either in whole or in part.

         (i) Whenever a notice or other communication to the Preferred Security Holders is required under this Trust Agreement, the Trustees shall give all such notices and communications specified herein to be given to the Holders of Global Preferred Securities to the Clearing Agency, and, except as set forth herein or in Rule 3a-7 with respect to the Property Trustee, shall have no notice obligations to the Preferred Security Beneficial Owners.

         (j) Appointment of Successor Clearing Agency.

         If any Clearing Agency elects to discontinue its services as securities Clearing Agency with respect to the Preferred Securities, the Administrative Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Preferred Securities.

         Section 7.8 Registration of Transfer and Exchange of the Preferred Securities Certificates.

         (a) The Depositor shall keep or cause to be kept, at the office or agency maintained pursuant to Section 7.12, a register or registers for the purpose of registering the Trust Securities Certificates and, subject to the provisions of Section 7.7, transfers and exchanges of the Preferred Securities Certificates (herein referred to as the "SECURITIES REGISTER") in which the registrar designated by the Depositor (the "SECURITIES REGISTRAR"), subject to such reasonable regulations as it may prescribe, shall provide for the registration of the Preferred Securities Certificates and the Common Securities Certificates (subject to Section 7.6 in the case of the Common Securities Certificates) and registration of transfers and exchanges of the Preferred Securities Certificates as herein provided. The Property Trustee shall be the initial Securities Registrar.

         (b) Subject to the provisions of Sections 7.7, 7.15 and 7.20, upon surrender for registration of transfer of any Preferred Securities Certificate at the office or agency maintained pursuant to Section 7.12, the Administrative Trustees or any one of them shall execute and deliver, in the name of the designated transferee or transferees, one or more new Preferred Securities Certificates in authorized denominations of a like aggregate Liquidation Amount dated the date of execution by the manual or facsimile signature of such Administrative Trustee or Trustees. The Securities Registrar shall not be required to register the transfer of any of the Preferred Securities that have been called for redemption. At the option of a Holder, the Preferred Securities Certificates may be exchanged for other Preferred Securities Certificates in authorized denominations of the same class and of a like aggregate Liquidation Amount upon surrender of the Preferred Securities Certificates to be exchanged at the office or agency maintained pursuant to Section 7.12.

         (c) Every Preferred Securities Certificate presented or surrendered for registration of transfer or exchange, subject to the provisions of Sections 7.7,
7.15 and 7.20, shall be accompanied by a written instrument of transfer in form satisfactory to the Property Trustee


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                                                                              66

and the Securities Registrar duly executed by the Holder or his attorney duly authorized in writing. Each Preferred Securities Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Property Trustee in accordance with its customary practice. The Trust shall not be required to (i) issue, register the transfer of, or exchange any of the Preferred Securities during a period beginning at the opening of business 15 calendar days before the date of mailing of a notice of redemption of any of the Preferred Securities called for redemption and ending at the close of business on the day of such mailing; or (ii) register the transfer of or exchange any of the Preferred Securities so selected for redemption, in whole or in part, except the unredeemed portion of any such Preferred Securities being redeemed in part.

         (d) No service charge shall be made for any registration of transfer or exchange of Preferred Securities Certificates, subject to the provisions of
Section 7.4, but the Securities Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Preferred Securities Certificates.

         (e) Preferred Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Trust Agreement. Any transfer or purported transfer of any Preferred Security not made in accordance with this Trust Agreement shall be null and void. A Preferred Security that is not a Global Preferred Security may be transferred, in whole or in part, to a Person who takes delivery in the form of another Preferred Security that is not a Global Preferred Security as provided in Sections 7.20. A beneficial interest in a Global Preferred Security may be exchanged for a Preferred Security that is not a Global Preferred Security only as provided in
Section 7.20.

         Section 7.9 Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates. If (a) any mutilated Trust Securities Certificate shall be surrendered to the Securities Registrar, or if the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate; and (b) there shall be delivered to the Securities Registrar, the Property Trustee and the Administrative Trustees such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a protected purchaser, the Administrative Trustees, or any one of them, on behalf of the Trust shall execute and make available for delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like class, tenor and denomination. In connection with the issuance of any new Trust Securities Certificate under this Section 7.9, the Administrative Trustees or the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Securities Certificate issued pursuant to this Section 7.9 shall constitute conclusive evidence of an undivided beneficial interest in the assets of the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

         Section 7.10 Persons Deemed the Securityholders. The Trustees, the Paying Agent and the Securities Registrar shall treat the Person in whose name any Trust Securities Certificate shall be registered in the Securities Register as the owner of such Trust Securities


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                                                                              67


Certificate for the purpose of receiving Distributions and for all other purposes whatsoever, and neither the Trustees nor the Securities Registrar shall be bound by any notice to the contrary.

         Section 7.11 Access to List of the Securityholders' Names and Addresses. At any time when the Property Trustee is not also acting as the Securities Registrar, the Administrative Trustees or the Depositor shall furnish or cause to be furnished to the Property Trustee (a) semi-annually on or before January 15 and July 15 in each year, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Securityholders as of the most recent record date; and (b) promptly after receipt by any Administrative Trustee or the Depositor of a request therefor from the Property Trustee in order to enable the Property Trustee to discharge its obligations under this Trust Agreement, in each case to the extent such information is in the possession or control of the Administrative Trustees or the Depositor and is not identical to a previously supplied list or has not otherwise been received by the Property Trustee in its capacity as Securities Registrar. The rights of the Securityholders to communicate with other Securityholders with respect to their rights under this Trust Agreement or under the Trust Securities, and the corresponding rights of the Trustee shall be as provided in the Trust Indenture Act. Each Holder, by receiving and holding a Trust Securities Certificate, and each owner shall be deemed to have agreed not to hold the Depositor, the Property Trustee or the Administrative Trustees accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         Section 7.12 Maintenance of Office or Agency. The Administrative Trustees shall maintain in a location or locations designated by the Administrative Trustees, an office or offices or agency or agencies where the Preferred Securities Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustees in respect of the Trust Securities Certificates may be served. The Administrative Trustees initially designate the Corporate Trust Administration Department of the Property Trustee, 101 Barclay Street, 21st Floor, New York, New York 10286, as the principal corporate trust office for such purposes. The Administrative Trustees shall give prompt written notice to the Depositor and to the Securityholders of any change in the location of the Securities Register or any such office or agency.

         Section 7.13 Appointment of the Paying Agent. The Paying Agent shall initially be the Property Trustee, and any co-paying agent chosen by the Property Trustee must be acceptable to the Administrative Trustees and the Depositor. The Paying Agent shall make, Redemption Price or Liquidation Amount Distributions to the Securityholders from the Payment Account and shall report the amounts of such Redemption Price or Liquidation Amount Distributions to the Property Trustee and the Administrative Trustees. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account for the purpose of making any of the distributions referred to above. The Administrative Trustees may revoke such power and remove the Paying Agent if such Trustees determine in their sole discretion that the Paying Agent shall have failed to perform its obligations under this Trust Agreement in any material respect. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Administrative Trustees, the Property Trustee and the Depositor. In the event that the Property Trustee shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Administrative Trustees shall appoint a successor that is acceptable to the Property Trustee and the Depositor to act as the Paying Agent (which shall be a bank or trust company). The Administrative Trustees shall cause such successor Paying Agent or any additional Paying Agent appointed by the Administrative Trustees to execute and deliver to the Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent shall hold all sums, if any, held by it for payment to the Securityholders in trust for the benefit of the Securityholders entitled thereto until such sums shall be paid to such Securityholders. The Paying Agent shall return all unclaimed funds to the Property Trustee and, upon removal of a Paying Agent, such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Sections 10.1, 10.2 and 10.3 shall apply to the Property Trustee also in its role as the Paying Agent, for so long as the Property Trustee shall act as Paying Agent and, to the extent applicable, to any other Paying Agent appointed hereunder. Any reference in this Trust Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

         Section 7.14 [Reserved.]

         Section 7.15 [Reserved.].

         Section 7.16 Notices. To the extent that a notice or other communication to the Holders is required under this Trust Agreement, for so long as Preferred Securities are represented by a Global Preferred Securities Certificate, the Trustees shall give all such notices and communications specified herein to be given to the Clearing Agency, and, except as set forth herein or in Rule 3a-7 under the Investment Company Act with respect to the Property Trustee, shall have no obligation to provide notice to the owners of the beneficial interest in the Global Preferred Securities.

         Section 7.17 Rights of the Securityholders.

         (a) The legal title to the Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with Section 2.9, and the Securityholders shall not have any right or title therein other than the undivided beneficial interest in the assets of the Trust conferred by their Trust Securities and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Trust Agreement. The Trust Securities shall have no preemptive or similar rights. When issued and delivered to Holders of the Preferred Securities against payment of the purchase price therefor, the Preferred Securities shall be fully paid and nonassessable interests in the Trust. The Holders of the Preferred Securities, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

         (b) For so long as any of the Preferred Securities remain Outstanding, if, upon a Indenture, Trust Enforcement Event, the Debenture Trustee fails or the holders of not less than 25% in principal amount of the outstanding Debt Securities fail to declare the principal of all of the Debt Securities to be immediately due and payable, the Holders of at least 25% in Liquidation Amount of the Preferred Securities then Outstanding shall have such right by a notice in writing to the Depositor and the Debenture Trustee; and upon any such declaration such principal amount of and the accrued interest on all of the Debt Securities shall become immediately due and payable, provided that the payment of principal and interest on such Debt Securities shall remain subordinated to the extent provided in the Indenture.

         (c) For so long as any of the Preferred Securities remain Outstanding, upon a Trust Enforcement Event arising from the failure to pay interest or principal on the Debt Securities, the Holders of any of the Preferred Securities then Outstanding shall, to the fullest extent permitted by law, have the right to directly institute proceedings for enforcement of payment to such Holders of principal of or interest on the Debt Securities having a principal amount equal to the Liquidation Amount of the Preferred Securities of such Holders.

         Section 7.18 Cancellation.

         The Trust at any time may deliver Preferred Securities to the Property Trustee for cancellation. The Registrar, Paying Agent and Transfer Agent shall forward to the Property Trustee any Preferred Securities surrendered to them for registration of transfer, redemption, exchange or payment. The Property Trustee shall promptly cancel all Preferred Securities surrendered for registration of transfer, redemption, exchange, payment, replacement or cancellation and shall dispose of canceled Preferred Securities as the Trust directs in writing, provided that the Property Trustee shall not be obligated to destroy Preferred Securities. The Trust may not issue new Preferred Securities to replace Preferred Securities that it has paid or that have been delivered to the Property Trustee for cancellation or that any Holder has exchanged.

         Section 7.19 CUSIP Numbers.

         The Trust in issuing the Preferred Securities shall use CUSIP numbers and the Property Trustee shall use CUSIP numbers in Redemption Notices, Distribution Notices and notices of Remarketing or as a convenience to Holders of Preferred Securities; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Preferred Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Preferred Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Depositor will promptly notify the Property Trustee of any change in the CUSIP numbers.

         Section 7.20 Global Preferred Securities; Legends.

         (a) Upon separation of the components of a Unit, Preferred Securities shall be issued initially in the form of one or more permanent global notes in registered form, in substantially the form set forth in Exhibit A (a "GLOBAL PREFERRED SECURITY"), deposited with the Property Trustee, as custodian for the Clearing Agency, duly executed by each Issuer and authenticated by the Property Trustee as hereinafter provided.

         (b) Every Global Preferred Security authenticated, executed on behalf of the Holders and delivered hereunder shall bear a legend in substantially the form contained in Exhibit A.


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                                                                              70



         (c) An Administrative Trustee shall execute, and the Property Trustee shall authenticate and deliver, one or more Global Preferred Securities that:

                  (i) shall be registered in the name of the Clearing Agency or the nominee of such Clearing Agency; and

                  (ii) shall be delivered by the Property Trustee to such Clearing Agency or pursuant to such Clearing Agency's instructions.

The Global Preferred Securities shall represent such of the outstanding Preferred Securities as shall be specified in the "Schedule of Increases or Decreases in Global Preferred Security" attached thereto (or on the books and records of the Property Trustee and the Clearing Agency or its nominee). The Global Preferred Securities shall initially represent no Preferred Securities and shall not, at any time, represent more than 4,500,000 (or up to 5,175,000 to the extent the Underwriters' option to purchase additional Units, as set forth in the Underwriting Agreement, is exercised) Preferred Securities with a maximum liquidation value of $225,000,000 (or up to $258,750,000 to the extent the Underwriters' option to purchase additional Units, as set forth in the Underwriting Agreement, is exercised).

         (d) Preferred Securities not represented by a Global Preferred Security issued in exchange for all or a part of a Global Preferred Security pursuant to this Section 7.20 shall be registered in such names and in such authorized denominations as the Clearing Agency, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Property Trustee. Upon execution and authentication, the Property Trustee shall deliver any Preferred Securities not represented by a Global Preferred Security to the Persons in whose names such Definitive Preferred Securities are so registered.

         (e) At such time as all interests in Global Preferred Securities have been redeemed, repurchased or canceled, such Global Preferred Securities shall be canceled, upon receipt thereof, by the Property Trustee in accordance with standing procedures of the Clearing Agency. At any time prior to such cancellation, if any interest in a Global Preferred Security is exchanged for Preferred Securities not represented by a Global Preferred Security, redeemed, canceled or transferred to a transferee who receives Preferred Securities not represented by a Global Preferred Security, or if any Preferred Security not represented by a Global Preferred Security is exchanged or transferred for part of a Global Preferred Security, then, in accordance with the standing procedures of the Clearing Agency, the aggregate Liquidation Amount of such Global Preferred Security shall be reduced or increased, as the case may be, and an endorsement shall be made on such Global Preferred Security by the Property Trustee to reflect such reduction or increase in the "Schedule of Increases or Decreases in Global Preferred Security" attached thereto.

         (f) The Trust and the Property Trustee, as the authorized representative of the Holders of the Preferred Securities, may deal with the Clearing Agency for all purposes of this Trust Agreement, including the making of payments due on the Preferred Securities and exercising the rights of Holders of the Preferred Securities hereunder. The rights of any Preferred Security Beneficial Owners shall be limited to those established by law and agreements between such owners and Clearing Agency Participants; provided that no such agreement shall give to any Person any rights against the Trust or the Property Trustee without the written consent of the parties so affected. Multiple requests and directions from and votes of the Clearing Agency as the Holder of the Preferred Securities represented by Global Preferred Securities with respect to any particular matter shall not be deemed inconsistent to the extent they do not represent an amount of Preferred Securities in excess of those held in the name of the Clearing Agency or its nominee.

         (g) If at any time the Clearing Agency notifies the Trust that it is unwilling or unable to continue as Clearing Agency for the Preferred Securities or if at any time the Clearing Agency no longer is eligible to serve as Clearing Agency, the Administrative Trustees shall appoint a successor Clearing Agency with respect to the Preferred Securities. If a successor Clearing Agency is not appointed by the Trust within 90 days after the Trust receives such notice or becomes aware of such ineligibility, the Trust's election that the Preferred Securities be represented by one or more Global Preferred Securities shall no longer be effective, and an Administrative Trustee shall execute, and the Property Trustee shall authenticate and deliver, Definitive Preferred Securities, in any authorized denominations, in an aggregate Liquidation Amount equal to the aggregate Liquidation Amount of the Global Preferred Securities representing the Preferred Securities in exchange for such Global Preferred Securities. An Administrative Trustee also shall execute, and the Property Trustee also shall authenticate and deliver, Definitive Preferred Securities, in any authorized denominations, in an aggregate Liquidation Amount equal to the aggregate Liquidation Amount of the Global Preferred Securities representing the Preferred Securities, in exchange for such Global Preferred Securities, if (1) the Depositor in its sole discretion elects to cause the issuance of the Preferred Securities in definitive form or (2) there shall have occurred and be continuing any event which after notice or lapse of time or both would be a Trust Enforcement Event.

         (h) The Administrative Trustees at any time and in their sole discretion may determine that the Preferred Securities issued in the form of one or more Global Preferred Securities shall no longer be represented by Global Preferred Securities. In such event an Administrative Trustee on behalf of the Trust shall execute, and the Property Trustee shall authenticate and deliver, Definitive Preferred Securities, in any authorized denominations, in an aggregate Liquidation Amount equal to the aggregate Liquidation Amount of the Global Preferred Securities representing the Preferred Securities, in exchange for such Global Preferred Securities.

         (i) Notwithstanding any other provisions of this Trust Agreement (other than the provisions set forth in Section 7.7), Global Preferred Securities may not be transferred as a whole except by the Clearing Agency to a nominee of the Clearing Agency or by a nominee of the Clearing Agency to the Clearing Agency or another nominee of the Clearing Agency or by the Clearing Agency or any such nominee to a successor Clearing Agency or a nominee of such successor Clearing Agency.

         (j) Interests of Preferred Security Beneficial Owners may be transferred or exchanged for Preferred Securities not represented by a Global Preferred Security, and Preferred Securities not represented by a Global Preferred Security may be transferred or exchanged for a Global Preferred Security or Securities, in accordance with rules of the Clearing Agency and the provisions of Section 7.7.


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                                                                              72



                                  ARTICLE VIII

                  ACTS OF THE SECURITYHOLDERS; MEETINGS; VOTING

         Section 8.1 [Reserved.]

         Section 8.2 Notice of Meetings. Notice of all meetings of the Preferred Securityholders, stating the time, place and purpose of the meeting, shall be given by the Property Trustee pursuant to Section 12.8 to each Preferred Securityholder of record, at his or her registered address, at least 15 days and not more than 90 days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

         Section 8.3 Meetings of the Preferred Securityholders.

         (a) No annual meeting of the Securityholders is required to be held. The Administrative Trustees, however, shall call a meeting of the Securityholders to vote on any matter in respect of which the Preferred Securityholders are entitled to vote upon the written request of the Preferred Securityholders of 20% of the Outstanding Preferred Securities (based upon their aggregate Liquidation Amount) and the Administrative Trustees or the Property Trustee may, at any time in their discretion, call a meeting of the Preferred Securityholders to vote on any matters as to which the Preferred Securityholders are entitled to vote.

         (b) The Preferred Securityholders of record of 50% of the Outstanding Preferred Securities (based upon their aggregate Liquidation Amount), present in person or by proxy, shall constitute a quorum at any meeting of the Securityholders.

         (c) If a quorum is present at a meeting, an affirmative vote by the Preferred Securityholders of record present, in person or by proxy, holding more than a majority of the Preferred Securities (based upon their aggregate Liquidation Amount) held by the Preferred Securityholders of record present, either in person or by proxy, at such meeting shall constitute the action of the Securityholders, unless this Trust Agreement requires a greater number of affirmative votes.

         Section 8.4 Voting Rights. The Securityholders shall be entitled to one vote for each dollar value of Liquidation Amount represented by their Trust Securities (with any fractional multiple thereof rounded up or down as the case may be to the closest integral multiple) in respect of any matter as to which such Securityholders are entitled to vote (and such dollar value shall be $50.00 per Preferred Security until such time, if any, as the Liquidation Amount is changed as provided herein).

         Section 8.5 Proxies, Etc. At any meeting of the Securityholders, any Securityholder entitled to vote thereat may vote by proxy, provided that no proxy, shall be voted at any meeting unless it shall have been placed on file with the Administrative Trustees, or with such other officer or agent of the Trust as the Administrative Trustees may direct, for verification prior to the time at which such vote shall be taken. Only Holders shall be entitled to vote. When Trust Securities are held jointly by several persons, any one of them may vote at any meeting in


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                                                                              73

person or by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities. A proxy purporting to be executed by or on behalf of a Securityholder shall be deemed valid unless challenged at or prior to its exercise, and, the burden of proving invalidity shall rest on the challenger. No proxy shall be valid more than three years after its date of execution. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders were stockholders of a Delaware corporation.

         Section 8.6 Securityholder Action by Written Consent. Any action which may be taken by the Securityholders at a meeting may be taken without a meeting if the Securityholders holding more than a majority of all of the Outstanding Trust Securities (based upon their aggregate Liquidation Amount) entitled to vote in respect of such action (or such larger proportion thereof as shall be required by any express provision of this Trust Agreement) shall consent to the action in writing.

         Section 8.7 Record Date for Voting and Other Purposes. For the purposes of determining the Securityholders who are entitled to notice of and to vote at any meeting or by written consent, or to participate in any Distribution on the Trust Securities in respect of which a record date is not otherwise provided for in this Trust Agreement, or for the purpose of any other action, the Administrative Trustees may from time to time fix a date, not more than 90 days prior to the date of any meeting of the Securityholders or the payment of Distribution or other action, as the case may be, as a record date for the determination of the identity of the Securityholders of record for such purposes.

         Section 8.8 Acts of the Securityholders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Trust Agreement to be given, made or taken by the Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to an Administrative Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Trust Agreement and (subject to Section 10.1) conclusive in favor of the Trustees, if made in the manner provided in this Section 8.8.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority.


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                                                                              74


The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which any Trustee receiving the same deems sufficient.

         (c) The ownership of the Preferred Securities shall be proved by the Securities Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Securityholder of any Trust Security shall bind every future Securityholder of the same Trust Security and the Securityholder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

         (e) Without limiting the foregoing, a Securityholder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Amount.

         (f) A Securityholder may institute a legal proceeding directly against the Depositor under the Guarantee to enforce its rights under the Guarantee without first instituting a legal proceeding against the Guarantee Trustee (as defined in the Guarantee), the Trust or any Person.

         Section 8.9 Inspection of Records.

         Upon reasonable notice to the Administrative Trustees and the Property Trustee, the records of the Trust shall be open to inspection and copying by any Securityholder and its authorized representatives during normal business hours for any purpose reasonably related to such Securityholder's interest as a Securityholder.

         Section 8.10 Trust Enforcement Events; Waiver.

         (a) The Holders of not less than a Majority in Liquidation Amount of the Preferred Securities may waive, by vote or written consent, on behalf of the Holders of all of the Preferred Securities, any past Trust Enforcement Event in respect of the Preferred Securities and its consequences; provided that, if the underlying Trust Enforcement Event:

                  (i) is not waivable under the Indenture, the related Trust Enforcement Event under this Trust Agreement also shall not be waivable; or

                  (ii) requires the vote or consent of the holders of greater than a majority in aggregate principal amount at maturity of the Debentures (a "SUPER MAJORITY") to be waived under the Indenture, the related Trust Enforcement Event under this Trust Agreement only may be waived by the vote or written consent of the Holders of at least the proportion in aggregate Liquidation Amount


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                                                                              75

         of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount at maturity of the Debentures then outstanding.

         The foregoing provisions of this Section 8.10 shall be in lieu of
Section 316(a)(1)(B) of the Trust Indenture Act and Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Trust Agreement and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such Trust Enforcement Event in respect of the Preferred Securities arising therefrom shall be deemed to have been cured for every purpose of this Trust Agreement, but no such waiver shall extend to any subsequent or other Trust Enforcement Event with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of a Trust Enforcement Event with respect to the Preferred Securities also shall be deemed to constitute a waiver by the Holders of the Common Securities of any such Trust Enforcement Event with respect to the Common Securities for all purposes of this Trust Agreement without any further act, vote or consent of the Holders of the Common Securities.

         (b) The Holders of not less than a Majority in Liquidation Amount of the Common Securities may waive, by vote or written consent, on behalf of the Holders of all of the Common Securities, any past Trust Enforcement Event in respect of the Common Securities and its consequences, provided that, if the underlying Trust Enforcement Event is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Trust Enforcement Event as provided below in this Section 8.10, the related Trust Enforcement Event under this Trust Agreement also shall not be waivable. The Holders of Common Securities shall be deemed to have waived any and all Trust Enforcement Events with respect to the Common Securities and the consequences thereof until all Trust Enforcement Events with respect to the Preferred Securities have been cured, waived or otherwise eliminated. Until all Trust Enforcement Events in respect of the Preferred Securities shall have been so cured, waived or otherwise eliminated, the Property Trustee shall be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities shall have the right to direct the Property Trustee in accordance with the terms of the Securities.

         The foregoing provisions of this Section 8.10 shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act, and Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Trust Agreement and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 8.10, upon such cure, waiver or other elimination, any such default shall cease to exist and any Trust Enforcement Event with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Trust Agreement, but no such waiver shall extend to any subsequent or other default or Trust Enforcement Event with respect to the Common Securities or impair any right consequent thereon.

         (c) A waiver of an Trust Enforcement Event by the Property Trustee at the direction of the Holders of the Preferred Securities constitutes a waiver of the related Trust Enforcement Event under this Trust Agreement. The foregoing provisions of this Section 8.10(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act, and Section


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                                                                              76

316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Trust Agreement and the Securities, as permitted by the Trust Indenture Act.

         Section 8.11 Trust Enforcement Events; Notice.

         (a) The Property Trustee shall, within 30 days after the occurrence of a Trust Enforcement Event actually known to a Responsible Officer, transmit by mail, first class postage prepaid, to the Holders, notice of such Trust Enforcement Event unless such Trust Enforcement Event has been cured before the giving of such notice; provided that, except for a default in the payment of principal of or interest on any of the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as a Responsible Officer in good faith determines that the withholding of such notice is in the interests of the Holders.

         (b) The Property Trustee shall not be deemed to have knowledge of any Trust Enforcement Event except for:

                  (i) a default under Sections 2.12(a)(i) and 2.12(a)(ii) of the First Supplemental Indenture; or

                  (ii) any default as to which the Property Trustee shall have received written notice or of which a Responsible Officer charged with the administration of this Trust Agreement shall have actual knowledge.

         (c) The Company hereby acknowledges the rights of, and remedies available to, the Property Trustee and the holders of the Preferred Securities under the Indenture in the event of a Trust Enforcement Event.

                                   ARTICLE IX

                         REPRESENTATIONS AND WARRANTIES

         Section 9.1 Representations and Warranties of the Bank and the Property Trustee. The Bank and the Property Trustee, each severally on behalf of and as to itself, as of the date hereof, and each successor Property Trustee at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee hereunder (in the case of a successor Property Trustee, the term "Bank" as used herein shall be deemed to refer to such Successor Property Trustee in its separate corporate capacity) hereby represents and warrants (as applicable) for the benefit of the Depositor and the Securityholders that:

         (a) the Bank is a banking corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation;

         (b) the Bank has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

         (c) this Trust Agreement has been duly authorized, executed and delivered by the Property Trustee and constitutes the valid and legally binding agreement of the Property



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                                                                              77


Trustee enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

         (d) the execution, delivery and performance by the Property Trustee of this Trust Agreement has been duly authorized by all necessary corporate or other action on the part of the Property Trustee and does not require any approval of stockholders of the Bank and such execution, delivery and performance shall not (i) violate the Bank's charter or by-laws; (ii) violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of, any Lien on any properties included in the Trust Property pursuant to the provisions of, any indenture, mortgage, credit agreement, license or other agreement or instrument to which the Property Trustee or the Bank is a party or by which it is bound; or
(iii) violate any law, governmental rule or regulation of the United States or its jurisdiction of incorporation, as the case may be, governing the banking or trust powers of the Bank or the Property Trustee (as appropriate in context) or any order, judgment or decree applicable to the Property Trustee or the Bank;

         (e) neither the authorization, execution or delivery by the Property Trustee of this Trust Agreement nor the consummation of any of the transactions by the Property Trustee contemplated herein requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to any governmental authority or agency under any existing federal law governing the banking or trust powers of the Bank or the Property Trustee, as the case may be, under the laws of the United States or its jurisdiction of incorporation; and

         (f) there are no proceedings pending or, to the best of the Property Trustee's knowledge, threatened against or affecting the Bank or the Property Trustee in any court or before any governmental authority, agency or arbitration board or tribunal which, individually or in the aggregate, would materially and adversely affect the Trust or would question the right, power and authority of the Property Trustee to enter into or perform its obligations as one of the Trustees under this Trust Agreement; and

         (g) the Property Trustee is a Person eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000.

         Section 9.2 Representations and Warranties of the Delaware Bank and the Delaware Trustee. The Delaware Bank and the Delaware Trustee, each severally on behalf of and as to itself, as of the date hereof, and each successor Delaware Trustee at the time of the successor Delaware Trustee's acceptance of appointment as Delaware Trustee hereunder (the term "Delaware Bank" being used to refer to such successor Delaware Trustee in its separate corporate capacity), hereby represents and warrants (as applicable) for the benefit of the Depositor and the Securityholders that:

         (a) the Delaware Bank is a Delaware banking corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;



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                                                                              78


         (b) the Delaware Bank has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

         (c) this Trust Agreement has been duly authorized, executed and delivered by the Delaware Trustee and constitutes the valid and legally binding agreement of the Delaware Trustee enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

         (d) the execution, delivery and performance by the Delaware Trustee of this Trust Agreement has been duly authorized by all necessary corporate or other action on the part of the Delaware Trustee and does not require any approval of stockholders of the Delaware Bank and such execution, delivery and performance shall not (i) violate the Delaware Bank's charter or by-laws; (ii) violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of, any Lien on any properties included in the Trust Property pursuant to the provisions of, any indenture, mortgage, credit agreement, license or other agreement or instrument to which the Delaware Bank or the Delaware Trustee is a party or by which it is bound; or (iii) violate any law, governmental rule or regulation of the United States or the State of Delaware, as the case may be, governing the banking or trust powers of the Delaware Bank or the Delaware Trustee (as appropriate in context) or any order, judgment or decree applicable to the Delaware Bank or the Delaware Trustee;

         (e) neither the authorization, execution or delivery by the Delaware Trustee of this Trust Agreement nor the consummation of any of the transactions by the Delaware Trustee contemplated herein or therein requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to any governmental authority or agency under any existing federal law governing the banking or trust powers of the Delaware Bank or the Delaware Trustee, as the case may be, under the laws of the United States or the State of Delaware; and

         (f) there are no proceedings pending or, to the best of the Delaware Trustee's knowledge, threatened against or affecting the Delaware Bank or the Delaware Trustee in any court or before any governmental authority, agency or arbitration board or tribunal which, individually or in the aggregate, would materially and adversely affect the Trust or would question the right, power and authority of the Delaware Trustee to enter into or perform its obligations as one of the Trustees under this Trust Agreement.

         Section 9.3 Representations and Warranties of the Depositor. The Depositor hereby represents and warrants for the benefit of the Securityholders that:

         (a) the Trust Securities Certificates issued on the Closing Date on behalf of the Trust have been duly authorized and, shall have been duly and validly executed, issued and delivered by the Administrative Trustees pursuant to the terms and provisions of, and in accordance with the requirements of, this Trust Agreement and the Securityholders shall be, as of such date, entitled to the benefits of this Trust Agreement; and

         (b) there are no taxes, fees or other governmental charges payable by the Trust (or the Trustees on behalf of the Trust) under the laws of the State of Delaware or any political subdivision thereof in connection with the execution, delivery and performance by the Bank, the Property Trustee or the Delaware Trustee, as the case may be, of this Trust Agreement.

                                   ARTICLE X

                                    TRUSTEES

         Section 10.1 Certain Rights, Duties and Responsibilities.

         (a) The duties and responsibilities of the Trustees shall be as provided by this Trust Agreement and, in the case of the Property Trustee, by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Trust Agreement shall require the Trustees to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if they shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. No Administrative Trustee nor the Delaware Trustee shall be liable for its act or omissions hereunder except as a result of its own gross negligence or willful misconduct. The Property Trustee's liability shall be determined under the Trust Indenture Act. Whether or not therein expressly so provided, every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Section 10. To the extent that, at law or in equity, the Delaware Trustee or an Administrative Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to the Securityholders, the Delaware Trustee or such Administrative Trustee shall not be liable to the Trust or to any Securityholder for such Trustee's good faith reliance on the provisions of this Trust Agreement. The provisions of this Trust Agreement, to the extent that they restrict the duties and liabilities of the Delaware Trustee or the Administrative Trustees otherwise existing at law or in equity, are agreed by the Depositor and the Securityholders to replace such other duties and liabilities of the Delaware Trustee and the Administrative Trustees, as the case may be.

         (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Administrative Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

         (c) Subject to Article II, the Property Trustee shall take any Legal Action which arises out of or in connection with:

                  (i) a Trust Enforcement Event of which a Responsible Officer has actual knowledge; or

                  (ii) the Property Trustee's duties and obligations under this Trust Agreement or the Trust Indenture Act;

provided however, that if a Trust Enforcement Event has occurred and is continuing and such Trust Enforcement Event is attributable to the failure of the Company to pay the principal of or premium, if any, or interest on the Debentures on the date such principal, premium, if any, or interest is otherwise payable (or in connection with a distribution of Debentures in exchange for Preferred Securities and repurchase of Debentures under Sections 6.7 and 6.8), a Holder of Preferred Securities may institute a proceeding directly against the Company to enforce payment to such Holder of the principal of or premium, if any, or interest on the Debentures having an aggregate principal amount at maturity equal to the aggregate Liquidation Amount of the Preferred Securities of such Holder (a "DIRECT ACTION") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the Holders of the Common Securities will be subrogated to the rights of such Holder of Preferred Securities to the extent of any payment made by the Company to such Holder of Preferred Securities in such Direct Action. Except as provided in the preceding sentences, the Holders of Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

         (d) The Property Trustee shall continue to serve as a Trustee until either:

                  (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders pursuant to the terms of the Securities; or

                  (ii) a Successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 10.10.

         (e) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if a Trust Enforcement Event actually known to a Responsible Officer occurs and is continuing, the Property Trustee shall enforce, for the benefit of Holders, its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities.

         (f) The Property Trustee shall be authorized to undertake any actions set forth in Section 317(a) of the Trust Indenture Act.

         (g) The Property Trustee may authorize one or more Persons to act as additional Paying Agents and to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities, and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act; provided that such person is a United States Person as defined in Section 7701(a)(30) of the Code. Any such additional Paying Agent may be removed by the Property Trustee at any time, and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee; provided that such person is a United States Person as defined in Section 7701(a)(30) of the Code.

         (h) Subject to this Section 10.1, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 2.7 of this Trust Agreement.

         The Property Trustee shall exercise the powers set forth in Section 207(a)(ii) and in this Section 8.1 in a manner that is consistent with the purposes and functions of the Trust set out in Article II of this Trust Agreement, and the Property Trustee shall have no power to, and shall not, take any action that is inconsistent with the purposes and functions of the Trust set out in Article II.

         The Property Trustee, before the occurrence of any Trust Enforcement Event and after the cure or waiver of all Trust Enforcement Events that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Trust Agreement and in the Securities, and no implied covenants shall be read into this Trust Agreement against the Property Trustee. If a Trust Enforcement Event has occurred (that has not been cured or waived pursuant to Section 8.10) of which a Responsible Officer has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Trust Agreement, and shall use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

         (i) All payments made by the Property Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Property Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Securityholder, by its acceptance of a Trust Security, agrees that it shall look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Trustees are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This
Section 10.1(h) does not limit the liability of the Trustees expressly set forth elsewhere in this Trust Agreement or, in the case of the Property Trustee, in the Trust Indenture Act.

         (j) No provision of this Trust Agreement shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i) the Property Trustee shall not be liable for any error of judgment made in good faith by an authorized officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                  (ii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in Liquidation Amount of the Trust Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Trust Agreement;

                  (iii) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debt Securities and the Payment Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Trust Agreement and the Trust Indenture Act;

                  (iv) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Depositor and



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                                                                              82


         money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Payment Account maintained by the Property Trustee pursuant to Section 5.1 and except to the extent otherwise required by law; and

                  (v) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Depositor with their respective duties under this Trust Agreement, nor shall the Property Trustee be liable for the negligence, default or misconduct of the Administrative Trustees or the Depositor.

         Section 10.2 Certain Notices.

         (a) Within 30 days after the occurrence of any Event of Default actually known to the Property Trustee, the Property Trustee shall transmit, in the manner and to the extent provided in Section 12.8, notice of such Event of Default to the Securityholders, the Administrative Trustees and the Depositor, unless such Event of Default shall have been cured or waived. For purposes of this Section 10.2, the term "Event of Default" means any event that is, or after notice or lapse of time or both would become, an Event of Default.

         (b) The Administrative Trustees shall transmit to the Securityholders in the manner and to the extent provided in Section 12.8 notice of the Depositor's election to begin or further extend any Extension Period on the Debt Securities (unless such election shall have been revoked), and of any election by the Depositor to extend or accelerate the Maturity Date of the Debt Securities within the time specified for transmitting such notice to the holders of the Debt Securities pursuant to the Indenture as originally executed.

         Section 10.3 Certain Rights of the Property Trustee. Subject to the provisions of Section 10.1:

         (a) the Property Trustee may rely and shall be protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) if (i) in performing its duties under this Trust Agreement the Property Trustee is required to decide between alternative courses of action; or
(ii) in construing any of the provisions of this Trust Agreement, the Property Trustee finds the same ambiguous or inconsistent with other provisions contained herein; or (iii) the Property Trustee is unsure of the application of any provision of this Trust Agreement, then, except as to any matter as to which the Preferred Securityholders are entitled to vote under the terms of this Trust Agreement, the Property Trustee shall deliver a notice to the Depositor requesting written instructions of the Depositor as to the course of action to be taken and the Property Trustee shall take such action, or refrain from taking such action, as the Property Trustee shall be instructed in writing to take, or to refrain from taking, by the Depositor; provided, however, that if the Property Trustee does not receive such instructions of the Depositor within 10 Business Days after it has delivered such


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                                                                              83


notice, or such reasonably shorter period of time set forth in such notice (which to the extent practicable shall not be less than 2 Business Days), it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Trust Agreement as it shall deem advisable and in the best interests of the Securityholders, in which event the Property Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

         (c) any direction or act of the Depositor or the Administrative Trustees contemplated by this Trust Agreement shall be sufficiently evidenced by an Officers' Certificate;

         (d) whenever in the administration of this Trust Agreement, the Property Trustee shall deem it desirable that a matter be established before undertaking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Depositor or the Administrative Trustees;

         (e) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement, any filing under tax or securities laws or any filing under tax or securities laws) or any rerecording, refiling or reregistration thereof;

         (f) the Property Trustee may consult with counsel of its choice (which counsel may be counsel to the Depositor or any of its Affiliates) and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and, in accordance with such advice, such counsel may be counsel to the Depositor or any of its Affiliates, and may include any of its employees; the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Trust Agreement from any court of competent jurisdiction;

         (g) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request, order or direction of any of the Securityholders, pursuant to this Trust Agreement, unless such Securityholders shall have offered to the Property Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request, order or direction; nothing contained herein shall, however, relieve the Property Trustee of the obligation, upon the occurrence of an Event of Default (that has not been cured or waived) to exercise such of the rights and powers vested in it by this Trust Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

         (h) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by the Holders of not less than a majority in Liquidation Amount of the Securities, but the Property Trustee may make such further inquiry or investigation into such facts or matters as it may see fit;


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                                                                              84



         (i) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys, provided that the Property Trustee shall be responsible for its own negligence or recklessness with respect to selection of any agent or attorney appointed by it hereunder;

         (j) whenever in the administration of this Trust Agreement the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder the Property Trustee (i) may request instructions from the Holders of the Trust Securities which instructions may only be given by the Holders of the same proportion in Liquidation Amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of the Trust Securities in respect of such remedy, right or action; (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received; and (iii) shall be protected in acting in accordance with such instructions; and

         (k) except as otherwise expressly provided by this Trust Agreement, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Trust Agreement. No provision of this Trust Agreement shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

         Section 10.4 Not Responsible for Recitals or Issuance of Securities. The Recitals contained herein and in the Trust Securities Certificates shall be taken as the statements of the Trust, and the Trustees do not assume any responsibility for their correctness. The Trustees shall not be accountable for the use or application by the Depositor of the proceeds of the Debt Securities.

         Section 10.5 May Hold Securities. Any Trustee or any other agent of any Trustee or the Trust, in its individual or any other capacity, may become the owner or pledgee of the Trust Securities and, subject to Sections 10.8 and 10.13 and except as provided in the definition of the term "Outstanding" in Article I, may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such other agent.

         Section 10.6 Compensation; Indemnity; Fees. Subject to Article III of this Trust Agreement, the Depositor agrees:

         (a) to pay to the Trustees from time to time reasonable compensation for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust, in the case of the Property Trustee as set forth in a written agreement between the Depositor and the Property Trustee); and

         (b) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the



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Trustees in accordance with any provision of this Trust Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to such Trustee's negligence, bad faith or willful misconduct (or, in the case of the Administrative Trustees or the Delaware Trustee, any such expense, disbursement or advance as may be attributable to its, his or her gross negligence, bad faith or willful misconduct).

         No Trustee may claim any Lien or charge on any Trust Property as a result of any amount due pursuant to this Section 10.6 or Article III of this Trust Agreement.

         Section 10.7 Corporate Property Trustee Required; Eligibility of Trustees.

         (a) There shall at all times be a Property Trustee hereunder with respect to the Trust Securities. The Property Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If the Trust is excluded from the definition of an "investment company" under the Investment Company Act solely by reason of Rule 3a-7, then at all times, to the extent required by such Rule 3a-7, the Property Trustee shall possess the requisite qualification to hold "eligible assets" and shall otherwise comply with the applicable requirements of such Rule. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section 10.7, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section 10.7, it shall resign immediately in the manner and with the effect hereinafter specified in this
Article X. The Property Trustee and the Delaware Trustee may, but need not be, the same person.

         (b) There shall at all times be one or more Administrative Trustees hereunder with respect to the Trust Securities. Each Administrative Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind that entity.

         (c) There shall at all times be a Delaware Trustee with respect to the Trust Securities. The Delaware Trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware; or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of applicable Delaware law that shall act through one or more persons authorized to bind such entity.

         (d) At all times, the Property Trustee must be (i) a bank as defined under Section 581 of the Code or (i) a U.S. government-owned agency or U.S. government sponsored enterprise.

         (e) At all times, each Trustee must be a United States Person as defined in Section 7701(a)(30) of the Code.

         Section 10.8 Conflicting Interests. If the Property Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Property Trustee shall



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                                                                              86


either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Trust Agreement.

         Section 10.9 Co-Trustees and Separate Trustee.

         (a) Unless an Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust Property may at the time be located, the Depositor shall have power to appoint, and upon the written request of the Property Trustee, the Depositor shall for such purpose join with the Property Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Property Trustee either to act as co-trustee, jointly with the Property Trustee, of all or any part of such Trust Property, or to the extent required by law to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 10.9. If the Depositor does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case a Trust Enforcement Event has occurred and is continuing, the Property Trustee alone shall have power to make such appointment. Any co-trustee or separate trustee appointed pursuant to this Section 10.9 shall either be (i) a natural person who is at least 21 years of age and a resident of the United States; or (ii) a legal entity with its principal place of business in the United States that shall act through one or more persons authorized to bind such entity.

         (b) Should any written instrument from the Depositor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged, and delivered by the Depositor.

         (c) Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

                  (i) The Trust Securities shall be executed and delivered and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustees specified hereunder, shall be exercised, solely by such Trustees and not by such co-trustee or separate trustee.

                  (ii) The rights, powers, duties and obligations hereby conferred or imposed upon the Property Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Property Trustee or by the Property Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Property Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.



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                                                                              87

                  (iii) The Property Trustee at any time, by an instrument in writing executed by it, with the written concurrence of the Depositor, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section 10.9, and, in case a Trust Enforcement Event has occurred and is continuing, the Property Trustee shall have the power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Depositor. Upon the written request of the Property Trustee, the Depositor shall join with the Property Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section 10.9.

                  (iv) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Property Trustee or any other trustee hereunder.

                  (v) The Property Trustee shall not be liable by reason of any act of a co-trustee or separate trustee.

                  (vi) Any Act of the Holders delivered to the Property Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

         Section 10.10 Resignation and Removal; Appointment of Successor.

         (a) No resignation or removal of any Trustee (the "RELEVANT TRUSTEE") and no appointment of a successor Trustee pursuant to this Article X shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 10.11.

         (b) Subject to the immediately preceding paragraph, the Relevant Trustee may resign at any time with respect to the Trust Securities by giving written notice thereof to the Securityholders. If the instrument of acceptance by the successor Trustee required by Section 10.11 shall not have been delivered to the Relevant Trustee within 30 days after the giving of such notice of resignation, the Relevant Trustee may petition, at the expense of the Depositor, any court of competent jurisdiction for the appointment of a successor Relevant Trustee with respect to the Trust Securities.

         (c) Unless a Trust Enforcement Event shall have occurred and be continuing, any Trustee may be removed at any time only by an Act of the Common Securityholder. If a Trust Enforcement Event shall have occurred and be continuing, the Property Trustee or the Delaware Trustee, or both of them, may be removed at such time by an Act of the Holders of a majority in Liquidation Amount of the Preferred Securities, delivered to the Relevant Trustee (in its individual capacity and on behalf of the Trust). An Administrative Trustee may be removed by the Common Securityholder at any time.

         (d) If any Trustee shall resign, be removed or become incapable of acting as Trustee, or if a vacancy shall occur in the office of any Trustee for any cause, at a time when no Trust Enforcement Event shall have occurred and be continuing, the Common Securityholder, by


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                                                                              88

an Act of the Common Securityholder delivered to the retiring Trustee, shall promptly appoint a successor Trustee or Trustees with respect to the Trust Securities and the Trust, and the successor Trustee shall comply with the applicable requirements of Section 10.11. If the Property Trustee or the Delaware Trustee shall resign, be removed or become incapable of continuing to act as the Property Trustee or the Delaware Trustee, as the case may be, at a time when a Trust Enforcement Event shall have occurred and is continuing, the Preferred Securityholders, by an Act of the Securityholders of a majority in Liquidation Amount of the Preferred Securities then Outstanding delivered to the retiring Relevant Trustee, shall promptly appoint a successor Relevant Trustee or Trustees with respect to the Trust Securities and the Trust, and such successor Trustee shall comply with the applicable requirements of Section
10.11. If an Administrative Trustee shall resign, be removed or become incapable of acting as an Administrative Trustee, at a time when a Trust Enforcement Event shall have occurred and be continuing, the Common Securityholder, by an Act of the Common Securityholder delivered to an Administrative Trustee, shall promptly appoint a successor Administrative Trustee or Administrative Trustees with respect to the Trust Securities and the Trust, and such successor Administrative Trustee or Administrative Trustees shall comply with the applicable requirements of Section 10.11. If no successor Relevant Trustee with respect to the Trust Securities shall have been so appointed by the Common Securityholder or the Preferred Securityholders and accepted appointment in the manner required by
Section 10.11, any Securityholder who has been a Securityholder of Trust Securities for six consecutive months on behalf of himself or herself and all others similarly situated may petition a court of competent jurisdiction for the appointment of a successor Relevant Trustee with respect to the Trust Securities.

         (e) The Property Trustee shall give notice of each resignation and each removal of a Trustee and each appointment of a successor Trustee to all the Securityholders in the manner provided in Section 12.2 and shall give notice to the Depositor. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Property Trustee.

         (f) Notwithstanding the foregoing or any other provision of this Trust Agreement, in the event any Administrative Trustee or a Delaware Trustee who is a natural person dies or becomes, in the opinion of the Depositor, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by (a) the unanimous act of the remaining Administrative Trustees if there are at least two of them; or (b) otherwise by the Depositor (with the successor in each case being a Person who satisfies the eligibility requirement for Administrative Trustees set forth in Section 10.7).

         Section 10.11 Acceptance of Appointment by Successor.

         (a) In case of the appointment hereunder of a successor Relevant Trustee with respect to the Trust Securities and the Trust, the retiring Relevant Trustee and each successor Relevant Trustee with respect to the Trust Securities shall execute and deliver an instrument hereto wherein each successor Relevant Trustee shall accept such appointment and which shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Trust Securities and the Trust and upon the execution and delivery of such instrument the resignation or removal of the retiring Relevant Trustee shall


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                                                                              89

become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Trust Securities and the Trust; but, on request of the Trust or any successor Relevant Trustee such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Relevant Trustee all the Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder with respect to the Trust Securities and the Trust.

         (b) Upon request of any such successor Relevant Trustee, the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Relevant Trustee all such rights, powers and trusts referred to in the immediately preceding paragraph, as the case may be.

         (c) No successor Relevant Trustee shall accept its appointment unless at the time of such acceptance such successor Relevant Trustee shall be qualified and eligible under this Article X.

         Section 10.12 Merger, Conversion, Consolidation or Succession to Business. Any Person into which the Property Trustee, the Delaware Trustee or any Administrative Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Relevant Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of such Relevant Trustee, shall be the successor of such Relevant Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article X, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

         Section 10.13 Preferential Collection of Claims Against the Depositor or the Trust. If and when the Property Trustee or the Delaware Trustee shall be or become a creditor of the Depositor or the Trust (or any other obligor upon the Debt Securities or the Trust Securities), the Property Trustee or the Delaware Trustee, as the case may be, shall be subject to and shall take all actions necessary in order to comply with the provisions of the Trust Indenture Act regarding the collection of claims against the Depositor or the Trust (or any such other obligor).

         Section 10.14 Reports by the Property Trustee.

         (a) The Property Trustee shall transmit to the Securityholders such reports concerning the Property Trustee, its actions under this Trust Agreement and the property and funds in its possession as the Property Trustee as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

         (b) A copy of each such report shall, at the time of such transmission to the Holders, be filed by the Property Trustee with each national securities exchange or other self-regulatory organization upon which the Trust Securities are listed or included, and also with the Commission and the Depositor.

         (c) The reports specified in this Section 10.14 shall be provided by the Property Trustee to the Holders by March 31 of each year (commencing with the year of the first anniversary of the issuance of the Preferred Securities).


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                                                                              90


         (d) The Property Trustee also shall comply with the requirements of
Section 313(d) of the Trust Indenture Act.

         Section 10.15 Reports to the Property Trustee. The Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by
Section 314(a) of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

         Section 10.16 Evidence of Compliance With Conditions Precedent. Each of the Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Trust Agreement that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act shall be given in the form of an Officers' Certificate.

         Section 10.17 Number of Trustees; Meeting.

         (a) The number of Trustees shall be five, provided that the Holder of all of the Common Securities by written instrument may increase or decrease the number of the Administrative Trustees. The Property Trustee and the Delaware Trustee may be the same Person.

         (b) If a Trustee ceases to hold office for any reason and the number of the Administrative Trustees is not reduced pursuant to Section 10.17(a), or if the number of the Trustees is increased pursuant to Section 10.17(a), a vacancy shall occur. A resolution certifying the existence of such vacancy by the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with
Section 10.10.

         (c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of the Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 10.10, the Administrative Trustees in office, regardless of their number (and notwithstanding any other provision of this Trust Agreement), shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Trust Agreement.

         (d) If there is more than one Administrative Trustee, meetings of the Administrative Trustees shall be held from time to time upon the call of any Administrative Trustee. Regular meetings of the Administrative Trustees may be held at a time and place fixed by resolution of the Administrative Trustees. Notice of any in-person meetings of the Administrative Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before such meeting. Notice of any telephonic meetings of the Administrative Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by


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overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of an Administrative Trustee at a meeting shall constitute a waiver of notice of such meeting except where an Administrative Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Trust Agreement, any action of the Administrative Trustees may be taken at a meeting by vote of a majority of the Administrative Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Administrative Trustees. In the event there is only one Administrative Trustee, any and all action of such Administrative Trustee shall be evidenced by a written consent of such Administrative Trustee.

         Section 10.18 Delegation of Power.

         (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.7(a); provided that such person is a United States Person as defined in
Section 77.01(a)(30 of the Code; and

         (b) The Administrative Trustees shall have power to delegate from time to time to such of their number or to the Depositor the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein; provided that such person is a United States Person as defined in Section 77.01(a)(30) of the Code.

         Section 10.19 Voting. Except as otherwise provided in this Trust Agreement, the consent or approval of the Administrative Trustees shall require consent or approval by not less than a majority of the Administrative Trustees, unless there are only two, in which case both must consent.

         Section 10.20 Property Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Trust or any other obligor upon the Securities or the property of the Trust or of such other obligor or their creditors, the Property Trustee (irrespective of whether any Distributions on the Securities are then due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Property Trustee has made any demand on the Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise to:

                  (a) file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Securities (or, if the Securities are original issue discount securities, such portion of the Liquidation Amount as may be specified in the terms of such securities) and to file such other papers or documents as may be necessary or


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                                                                              92


         advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding; and

                  (b) collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event the Property Trustee consents to the making of such payments directly to the Holders, to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee.

         Nothing contained herein shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt, on behalf of any Holder, any plan of reorganization, arrangement, adjustment or compensation affecting the Securities or the rights of any Holder or to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.

         Section 10.21 Powers and Duties of the Delaware Trustee. Notwithstanding any other provision of this Trust Agreement other than the last two sentences of Section 2.6, the Delaware Trustee shall not be entitled to exercise any powers of, nor shall the Delaware Trustee have any of the duties and responsibilities of, the Administrative Trustees or the Property Trustee described in this Trust Agreement. Except as set forth herein, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Delaware Business Trust Act.

                                   ARTICLE XI

                       TERMINATION, LIQUIDATION AND MERGER

         Section 11.1 Termination Upon Expiration Date. Unless earlier dissolved, the Trust shall automatically dissolve March 18, 2051 (the "EXPIRATION DATE") subject to distribution of the Trust Property in accordance with Section 11.4.

         Section 11.2 Early Termination. The first to occur of any of the following events is an "Early Termination Event:"

         (a) the occurrence of a Bankruptcy Event in respect of, or the dissolution or liquidation of, the Depositor;

         (b) delivery of written direction to the Property Trustee by the Depositor at any time (which direction is wholly optional and within the discretion of the Depositor) to dissolve the Trust and distribute the Debt Securities to the Securityholders in exchange for the Preferred Securities in accordance with Section 11.4;

         (c) the redemption of all of the Preferred Securities in connection with the redemption of all of the Debt Securities or the exchange of all of the Preferred Securities for Debt Securities (pursuant to Section 6.8); and

         (d) the entrance of an order for dissolution of the Trust shall have been entered by a court of competent jurisdiction.

         Section 11.3 Termination. The respective obligations and responsibilities of the Trustees and the Trust created and continued hereby shall terminate upon the latest to occur of the following: (a) the distribution by the Property Trustee to the Securityholders upon the liquidation of the Trust pursuant to Section 11.4, of all amounts required to be distributed hereunder upon the final payment of the Trust Securities; (b) the payment of any expenses owed by the Trust; (c) the discharge of all administrative duties of the Administrative Trustees, including the performance of any tax reporting obligations with respect to the Trust or the Securityholders; and (d) the filing of a Certificate of Cancellation by the Administrative Trustee under the Delaware Business Trust Act.

         Section 11.4 Liquidation.

         (a) If an Early Termination Event specified in clause (a), (b), or (d) of Section 11.2 occurs or upon the Expiration Date, the Trust shall be liquidated by the Trustees as expeditiously as the Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to each Securityholder a Like Amount of Debt Securities, subject to Section 11.4(d). Notice of liquidation shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not later than 30 nor more than 60 days prior to the Liquidation Date to each Holder of Trust Securities at such Holder's address appearing in the Securities Register. All notices of liquidation shall:

                  (i) state the Liquidation Date;

                  (ii) state that from and after the Liquidation Date, the Trust Securities shall no longer be deemed to be Outstanding and any Trust Securities Certificates not surrendered for exchange shall be deemed to represent a Like Amount of Debt Securities; and

                  (iii) provide such information with respect to the mechanics by which the Holders may exchange the Trust Securities Certificates for the Debt Securities, or, if Section 11.4(d) applies, receive a Liquidation Distribution, as the Administrative Trustees or the Property Trustee shall deem appropriate.

         (b) Except where Section 11.2(c) or 11.4(d) applies, in order to effect the liquidation of the Trust and distribution of the Debt Securities to the Securityholders, the Property Trustee shall establish a record date for such distribution (which shall be not more than 45 days prior to the Liquidation
Date) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Debt Securities in exchange for the Outstanding Trust Securities Certificates.

         (c) Except where Section 11.2(c) or 11.4(d) applies, after the Liquidation Date, (i) the Trust Securities shall no longer be deemed to be outstanding; (ii) certificates representing a Like Amount of the Debt Securities shall be issued to the Holders of Trust Securities Certificates upon surrender of such certificates to the Administrative Trustees or their agent for exchange;
(iii) the Depositor shall use its reasonable efforts to have the Debt Securities listed on such securities exchange or designated for inclusion in Nasdaq or such other organization as the Preferred Securities are then listed, included or traded; (iv) any Trust Securities Certificates not so surrendered for exchange shall be deemed to represent a Like Amount of Debt Securities, accruing interest at the rate provided for in the Debt Securities from the last Distribution Date on which a Distribution was made on such Trust Securities Certificates until such certificates are so surrendered (and until such certificates are so surrendered, no payments of interest or principal shall be made to Holders of the Trust Securities Certificates with respect to such Debt Securities); and (v) all rights of the Securityholders holding the Trust Securities shall cease, except the right of such Securityholders to receive the Debt Securities upon surrender of the Trust Securities Certificates.

         (d) In the event that, notwithstanding the other provisions of this
Section 11.4 whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Debt Securities in the manner provided herein is determined by the Property Trustee not to be practical, the Trust Property shall be liquidated, and the Trust shall be dissolved, wound-up or terminated, by the Administrative Trustees in such manner as the Administrative Trustees determines. In such event, on the date of the dissolution, winding-up or other termination of the Trust, the Securityholders shall be entitled to receive out of the assets of the Trust available for distribution to the Securityholders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the Accreted Value per Trust Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "LIQUIDATION DISTRIBUTION"). If, upon any such dissolution, winding-up or termination, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Trust on the Trust Securities shall be paid on a Pro Rata basis. The Holder of the Common Securities shall be entitled to receive the Liquidation Distributions upon any such dissolution, winding-up or termination on a Pro Rata basis with the Holders of the Preferred Securities, except that, if a Trust Enforcement Event has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities.

         (e) Notwithstanding other provision of this Agreement and the termination, dissolution or liquidation of the Trust, any references to this Trust Agreement in any of the Unit Agreement, the Warrant Agreement, the Remarketing Agreement or the Calculation Agency Agreement shall nonetheless remain in full force and effect as if the Trust had not been so terminated, dissolved or liquidated.

         Section 11.5 Mergers, Consolidations, Amalgamations or Replacements of the Trust.

         (a) The Trust may not merge with or into, consolidate with, convert into, amalgamate with, be replaced by or convey, transfer or lease its properties and assets as an


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                                                                              95

entirety or substantially as an entirety to, any Person, except as described in Sections 11.5(b) and 11.5(c).

         (b) At the request of the Depositor and with the consent of the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees and without the consent of the Holders, the Delaware Trustee or the Property Trustee, the Trust may merge with or into, consolidate with, convert into, amalgamate with, be replaced by or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, a trust organized as such under the laws of any state; provided that:

                  (i) if the Trust is not the successor entity, such successor entity (the "SUCCESSOR ENTITY") either:

                           (A) expressly assumes all of the obligations of the
                  Trust with respect to the Securities; or

                           (B) substitutes for the Securities other securities
                  having substantially the same terms as the Securities (the "SUCCESSOR SECURITIES"), so long as the Successor Securities rank the same as the Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

                  (ii) if the Trust is not the successor entity, the Depositor expressly appoints a trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee as the holder of the Debentures;

                  (iii) the Successor Securities are, or upon notification of issuance will be, listed (or eligible for trading) on any national securities exchange or with any other organization on which the Preferred Securities are listed or quoted (or otherwise eligible for trading) prior to such merger, consolidation, conversion, amalgamation, replacement, conveyance, transfer or lease;

                  (iv) if the Preferred Securities (including any Successor Securities) are rated by any nationally recognized statistical rating organization prior to such transaction, such merger, consolidation, conversion, amalgamation, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

                  (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders (including any Successor Securities) in any material respect (other than with respect to any dilution of such Holders' interests in the new entity);

                  (vi) such Successor Entity has a purpose identical in all material respects to that of the Trust;

                  (vii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Depositor has received an Opinion of Counsel to the Trust, rendered by an independent law firm experienced in such matters, to the effect that:

                           (A) such merger, consolidation, amalgamation,
                  replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity);

                           (B) following such merger, consolidation,
                  amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                           (C) following such merger, consolidation,
                  amalgamation, replacement, conveyance, transfer or lease, the Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes;

                  (viii) if the Trust is not the successor entity, the Depositor or any permitted successor or assignee owns all of the common securities of such Successor Entity and guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Guarantee, the Preferred Securities and this Trust Agreement; and

                  (ix) the Successor Entity expressly assumes all of the obligations of the Trust.

         (c) Notwithstanding Section 11.5(b), the Trust shall not, except with the consent of Holders of 100% in aggregate Liquidation Amount of the Securities, merge with or into, consolidate with, convert into, amalgamate with, be replaced by, or convey, transfer or acquire by conveyance, transfer or lease its properties and assets as an entirety or substantially as an entirety to, any other Person or permit any other Person to merge with or into, consolidate with, amalgamate with, replace it, acquire by conveyance, transfer or lease its properties and assets as an entirety or substantially as an entirety, if such merger, consolidation, conversion, amalgamation, replacement, conveyance, transfer or lease would cause the Trust or the Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes or would cause each Holder of Preferred Securities not to be treated as owning an undivided beneficial ownership interest in the Debentures.

                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS

         Section 12.1 Limitation of Rights of the Securityholders. The death or incapacity of any Person having an interest, beneficial or otherwise, in the Trust Securities shall not operate to terminate this Trust Agreement, nor entitle the legal representatives or heirs of such Person or any Securityholder for such Person to claim an accounting, take any action or bring any proceeding in any court for a partition or winding-up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         Section 12.2 Amendment.

         (a) This Trust Agreement may be amended from time to time by the Trustees and the Depositor, without the consent of any Securityholders:

                  (i) as provided in Section 10.11 with respect to acceptance of appointment by a successor Trustee;

                  (ii) to cure any ambiguity, correct or supplement any provision herein or therein which may be inconsistent with any other provision herein or therein, or to make any other provisions with respect to matters or questions arising under this Trust Agreement, that shall not be inconsistent with the other provisions of this Trust Agreement;

                  (iii) to modify, eliminate or add to any provisions of this Trust Agreement to such extent as shall be necessary to ensure that the Trust shall be classified for United States federal income tax purposes as a grantor trust at all times that any of the Trust Securities are outstanding or to ensure that the Trust shall not be required to register as an "investment company" under the Investment Company Act;

                  (iv) to reduce or increase the Liquidation Amount per Trust Security and simultaneously to correspondingly increase or decrease the number of Trust Securities issued and Outstanding solely for the purpose of maintaining the eligibility of the Preferred Securities for quotation or listing on or inclusion in any national securities exchange or other organization on or in which the Preferred Securities are then quoted, listed or included (including, if applicable, the New York Stock Exchange);

                  (v) to conform to any changes in Rule 3a-5 and/or Rule 3a-7, provided, however, that in the case of clauses (ii) and (v), such action shall not adversely affect the interests of any Securityholder, and provided further, that in the case of clause (iv) the aggregate Liquidation Amount of the Trust Securities Outstanding upon completion of any such reduction must be the same as the aggregate Liquidation Amount of the Trust Securities outstanding immediately prior to such reduction or increase, and any amendments of this Trust Agreement shall become effective when notice thereof is given to the Securityholders (or, in the case of an amendment pursuant to clause (iv), as of the date specified in the notice).

                  (vi) add to the covenants, restrictions or obligations of the Depositor;

                  (vii) facilitate the tendering, remarketing and settlement of the Preferred Securities as contemplated by Section 6.6(s).

         provided, however, that none of the foregoing actions shall adversely affect in any material respect the interests of the Holders, and any amendments of this Trust Agreement shall become effective when notice thereof is given to the Holders.

         (b) Except as provided in Section 6.12(c) or Section 12.2(c) hereof, any provision of this Trust Agreement may be amended by the Trustees and the
Depositor:

                  (i) with the consent of the Trust Securityholders representing not less than a majority (based upon Liquidation Amounts) of the Trust Securities then Outstanding; and

                  (ii) upon receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment shall not affect the Trust's status as a grantor trust for United States federal income tax purposes or the Trust's exemption from status of an "investment company" under the Investment Company Act.

         (c) In addition to and notwithstanding any other provision in this Trust Agreement, without the consent of each affected Securityholder (such consent being obtained in accordance with Sections 8.3 or 8.6 hereof), this Trust Agreement may not be amended to:

                  (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date;

                  (ii) restrict the right of a Securityholder to institute suit for the enforcement of any such payment on or after such date; notwithstanding any other provision herein, without the unanimous consent of the Securityholders (such consent being obtained in accordance with Section 8.3 or 8.6 hereof), this paragraph (c) of this
         Section 12.2 may not be amended;]

                  (iii) change the Repurchase Right or Change of Control Repurchase Right of any holder of a Unit;

                  (iv) change Section 10.2 of this Trust Agreement; or

                  (v) change the Repurchase Right or Change of Control Repurchase Right of any holder of a Unit.

         (d) No amendment shall be made, and any such purported amendment shall be void and ineffective:

                  (i) unless, in the case of any proposed amendment, the Property Trustee shall have first received:

                           (A) an Officers' Certificate from each of the Trust
                  and the Depositor that such amendment is permitted by, and conforms to, the terms of this Trust Agreement (including the terms of the Securities); and

                           (B) an Opinion of Counsel (who may be counsel to the
                  Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Trust Agreement (including the terms of the Securities) and that all conditions precedent, if any, in this Trust Agreement to the execution and delivery of such amendment have been satisfied; and

                  (ii) to the extent the result of such amendment would be to:

                           (A) cause the Trust to be classified other than as a
                  grantor trust for United States federal income tax purposes;

                           (B) reduce or otherwise adversely affect the powers
                  of the Property Trustee in contravention of the Trust Indenture Act; or

                           (C) cause the Trust to be deemed to be an Investment
                  Company required to be registered under the Investment Company Act.

         (e) Neither the Property Trustee nor the Delaware Trustee shall be required to enter into any amendment to this Trust Agreement which affects its own rights, duties or immunities under this Trust Agreement. The Property Trustee shall be entitled to receive an Opinion of Counsel and an Officers' Certificate stating that any amendment to this Trust Agreement has been effected in compliance with this Trust Agreement.

         (f) Except as otherwise provided in this Trust Agreement or by any applicable terms of the Securities, this Trust Agreement may only be amended only by a written instrument approved and executed by the Depositor, the Administrative Trustees (or if there are more than two Administrative Trustees a majority of the Administrative Trustees), if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee, and if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee, and for which the Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Depositor that such amendment is permitted by, and conforms to, the terms of this Trust Agreement (including the terms of the Securities) and an Opinion of Counsel (who may be counsel to the Depositor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Trust Agreement (including the terms of the Securities) and that all conditions precedent, if any, in this Trust Agreement to the execution and delivery of such amendment have been satisfied.

                  (i) The Agreement shall not be amended without the consent of the Depositor, a majority of the Administrative Trustees and the Holders of at least a Majority in Liquidation Amount of the Preferred Securities and Common Securities, each voting as a class separately, if such amendment would:

                           (A) adversely affect the powers, preferences or
                  special rights of the Securities or the Holders thereof, whether by way of amendment to this Trust Agreement or otherwise; or

                           (B) result in the dissolution, winding-up or
                  termination of the Trust other than pursuant to the terms of this Trust Agreement;

         provided that, if any amendment referred to in clause (A) above would adversely affect only the Preferred Securities or the Common Securities or in either case, the Holders thereof, then only the Holders of the affected class will be entitled to vote on such amendment, and such amendment shall not be effective except with the approval of a Majority in Liquidation Amount of the Holders of the Preferred Securities and Common Securities, each voting as a class separately, affected thereby.

         (g) Neither Section 2.7(e) nor Article III nor the rights of the holders of the Common Securities under Article X to increase or decrease the number of, and appoint and remove, Trustees shall be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities.

         Section 12.3 Separability. In case any provision in this Trust Agreement or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 12.4 GOVERNING LAW. THIS TRUST AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF EACH OF THE SECURITYHOLDERS, THE TRUST AND THE TRUSTEES WITH RESPECT TO THIS TRUST AGREEMENT AND THE TRUST SECURITIES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES).

         Section 12.5 Payments Due on Non-Business Day. If the date fixed for any payment on any Trust Security shall be a day that is not a Business Day, then such payment need not be made on such date but may be made on the next succeeding day which is a Business Day, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day (and without any reduction of interest or any other payment in respect of any such acceleration), in each case with the same force and effect as though made on the date fixed for such payment, and no distribution shall accumulate thereon for the period after such date.

         Section 12.6 Successors. This Trust Agreement shall be binding upon and shall inure to the benefit of any successor to and permitted assigns of the Depositor, the Trust or the Relevant Trustee(s), including any successor by operation of law. Except in connection with a consolidation, merger or sale involving the Depositor that is permitted under Article X of the Base Indenture and pursuant to which the assignee agrees in writing to perform the Depositor's obligations hereunder, the Depositor shall not assign its obligations hereunder.

         Section 12.7 Headings. The Article and Section headings are for convenience only and shall not affect the construction of this Trust Agreement.

         Section 12.8 Reports, Notices and Demands. Any report, notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon any Securityholder or the Depositor may be given or served in writing by deposit thereof, first-class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (a) in the case of a Preferred Securityholder, to such Preferred Securityholder as such Securityholder's name and address may appear on the Securities Register; and (b) in the case of the Common Securityholder or the Depositor, to Reinsurance Group of America, Incorporated, 1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017-6039,
Attention: Executive Vice President and Chief Financial Officer, facsimile no.:
(636) 736-7839. Any notice to the Preferred Securityholders shall also be given to such owners as have, within two years preceding the giving of such notice, filed their names and addresses with the Property Trustee for that purpose. Such notice, demand or other communication to or upon a Securityholder shall be deemed to have been sufficiently given or made, for all purposes, upon hand delivery, mailing or transmission.

         Any notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon the Trust, the Property Trustee or the Administrative Trustees shall be given in writing addressed (until another address is published by the Trust) as follows:
(a) with respect to the Property Trustee to The Bank of New York, 101 Barclay Street, 21st Floor, New York, New York 10286 Attention: Corporate Trust Administration Department; (b) with respect to the Delaware Trustee, to The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711,
Attention: Corporate Trust Department; and (c) with respect to the Administrative Trustees, to them at the address above for notices to the Depositor, marked "Attention: Administrative Trustees of RGA Capital Trust I, c/o Chief Financial Officer, Reinsurance Group of America, Incorporated." Such notice, demand or other communication to or upon the Trust or the Property Trustee shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust or the Property Trustee.

         Section 12.9 Agreement Not to Petition. Each of the Trustees and the Depositor agrees for the benefit of the Securityholders that, until at least one year and one day after the Trust has been terminated in accordance with Article XI, they shall not file, or join in the filing of, a petition against the Trust under any bankruptcy, insolvency, reorganization or other similar law (including, without limitation, the United States Bankruptcy Code of 1978, as amended) (collectively, "BANKRUPTCY LAWS") or otherwise join in the commencement of any proceeding against the Trust under any Bankruptcy Law. In the event the Depositor or any of the Trustees takes action in violation of this Section 12.9, the Property Trustee agrees, for the benefit of the Securityholders, that at the expense of the Depositor (which expense shall be paid prior to the filing), it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Depositor or such Trustee against the Trust or the commencement of such action and raise the defense that the Depositor or such Trustee has agreed in writing not to take such action and should be stopped and precluded therefrom. The provisions of this Section 12.9 shall survive the termination of this Trust Agreement.

         Section 12.10 Trust Indenture Act; Conflict With Trust Indenture Act.

         (a) This Trust Agreement is subject to the provisions of the Trust Indenture Act that are required to be part of this Trust Agreement and shall, to the extent applicable, be governed by such provisions.

         (b) The Property Trustee shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act.

         (c) If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Trust Agreement by any of the provisions of the Trust Indenture Act, such required provision shall control. If any provision of this Trust Agreement modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Trust Agreement as so modified or to be excluded, as the case may be.

         (d) The application of the Trust Indenture Act to this Trust Agreement shall not affect the nature of the Trust Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

         (e) The application of the Trust Indenture Act to this Trust Agreement shall not affect the Trust's classification as a grantor trust for United States federal income tax purposes and shall not affect the nature of the Securities as securities representing undivided beneficial ownership interests in the assets of the Trust.

         (f) The Guarantee shall be deemed to be specifically described in this Trust Agreement for purposes of clause (i) of the first provision contained in
Section 310(b) of the Trust Indenture Act.

         Section 12.11 Lists of Holders.

         (a) Except when the Property Trustee is the Registrar, each of the Depositor and the Administrative Trustees on behalf of the Trust shall provide the Property Trustee a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders ("LIST OF HOLDERS"):

                  (i) as of the record date relating to the payment of any Distribution, at least one Business Day prior to the date for payment of such Distribution, except while the Preferred Securities are represented by one or more Global Preferred Securities, and

                  (ii) at any other time, within 30 days of receipt by the Trust of a written request from the Property Trustee for a List of Holders as of a date no more than fifteen days before such List of Holders is given to the Property Trustee.

         If at any time the List of Holders does not differ from the most recent List of Holders provided to the Property Trustee by the Depositor and the Administrative Trustees on behalf of the Trust, then neither the Depositor nor the Administrative Trustees shall be obligated to deliver such List of Holders. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

         (b) The Property Trustee shall comply with its obligations under, and shall be entitled to the benefits of, Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

         Section 12.12 Counterparts.

         This Trust Agreement may contain more than one counterpart of the signature page and this Trust Agreement may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

         Section 12.13 The Exchange Agent.

         The Exchange Agent undertakes to perform, with respect to the Preferred Securities, such duties and only such duties as are specifically set forth in this Trust Agreement, and no implied covenants or obligations shall be read into this Trust Agreement against the Exchange Agent. In the performance of such duties, the Exchange Agent shall be entitled to the same rights and powers as are granted to the Property Trustee, except that the Exchange Agent shall act as agent solely for the Holders of the Preferred Securities who seek to exchange such Preferred Securities pursuant to Sections 6.7 and 6.8.

                  [remainder of page intentionally left blank]

ACCEPTANCE OF TERMS OF THE TRUST AGREEMENT, THE GUARANTEE AND THE INDENTURE THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A SECURITYHOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE SECURITYHOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT AND AGREEMENT TO THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AND THE INDENTURE, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH SECURITYHOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE TRUST AND SUCH SECURITYHOLDER AND SUCH OTHERS.

                                  REINSURANCE GROUP OF AMERICA,
                                  INCORPORATED,
                                  as Depositor

                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  THE BANK OF NEW YORK,
                                  as Property Trustee

                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  THE BANK OF NEW YORK (DELAWARE),
                                  as Delaware Trustee

                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                  ----------------------------------------------
                                  Jack B. Lay, as Administrative Trustee




                                  ----------------------------------------------
                                  A. Greig Woodring, as Administrative Trustee




                                  ----------------------------------------------
                                  Todd C. Larson, as Administrative Trustee

                                                                       EXHIBIT A



                    [FORM OF PREFERRED SECURITY CERTIFICATE]

[THIS PREFERRED SECURITY IS A GLOBAL PREFERRED SECURITY CERTIFICATE WITHIN THE MEANING OF THE TRUST AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE "CLEARING AGENCY"), OR A NOMINEE OF THE CLEARING AGENCY. THIS PREFERRED SECURITY IS EXCHANGEABLE FOR PREFERRED SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE CLEARING AGENCY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE AMENDMENT, AND NO TRANSFER OF THIS PREFERRED SECURITY (OTHER THAN A TRANSFER OF THIS PREFERRED SECURITY AS A WHOLE BY THE CLEARING AGENCY TO A NOMINEE OF THE CLEARING AGENCY OR BY A NOMINEE OF THE CLEARING AGENCY TO THE CLEARING AGENCY OR ANOTHER NOMINEE OF THE CLEARING AGENCY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE CLEARING AGENCY TO RGA CAPITAL TRUST I OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE CLEARING AGENCY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE CLEARING AGENCY), AND EXCEPT AS OTHERWISE PROVIDED IN THE AMENDMENT, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]2

                   CERTIFICATE EVIDENCING PREFERRED SECURITIES

                                       OF

                               RGA CAPITAL TRUST I

                   5.75% CUMULATIVE TRUST PREFERRED SECURITIES

                      (LIQUIDATION AMOUNT $50 PER SECURITY)

CERTIFICATE NO.: ____              NUMBER OF PREFERRED SECURITIES ______________

                                                          CUSIP NO.: 74956T 20 4


----------
2        Insert in Global Preferred Securities only.

         RGA CAPITAL TRUST I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that _______________ (the "Holder") is the registered owner of _________ Preferred Securities, [as increased or decreased as provided for in Schedule A hereto]* of the Trust representing undivided beneficial ownership interests in the assets of the Trust, which are designated the "Preferred Securities," Liquidation Amount $50 per Preferred Security (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in the Trust Agreement. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued pursuant to, and shall in all respects be subject to, the provisions of the Amended and Restated Trust Agreement of the Trust, dated as of December 18, 2001 (as the same may be amended from time to time, the "Trust Agreement"), among Reinsurance Group of America, Incorporated, as Depositor, Jack B. Lay, A. Greig Woodring and Todd C. Larson, as Administrative Trustees, The Bank of New York, as Property Trustee, and The Bank of New York (Delaware), as Delaware Trustee. Capitalized terms used but not defined herein shall have the meaning given them in the Trust Agreement. The Holder is entitled to the benefits of the Guarantee Agreement, dated as of December 18, 2001, between Reinsurance Group of America, Incorporated, as Guarantor, and The Bank of New York, as Guarantee Trustee, in respect of the Preferred Securities and the Common Securities. The Depositor will provide a copy of the Trust Agreement, the Guarantee Agreement and the Indenture (including any supplemental indenture) to a Holder without charge upon written request to the Depositor at its principal place of business.

         Upon receipt of this certificate, the Holder is bound by the Trust Agreement, Indenture, Guarantee and Debentures and is entitled to the benefits thereunder.

         By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of undivided beneficial ownership interests in the Debentures.


----------
*        Insert for a Global Preferred Security Certificate.

         IN WITNESS WHEREOF, the Trust has executed this certificate this _____ day of December, 2001.

                                     RGA CAPITAL TRUST I


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Administrative Trustee


                PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the 5.75% Cumulative Trust Preferred Securities referred to in the within-mentioned Amendment.

         Dated: December __, 2001

                                                   THE BANK OF NEW YORK,
                                                   as Property Trustee

                                                   By:
                                                       -------------------------
                                                       Authorized Signatory

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:

--------------------------------------------------------------------------------
        (Insert assignee's social security or tax identification number)


--------------------------------------------------------------------------------
                    (Insert address and zip code of assignee)

and irrevocably appoints _________________________ agent to transfer this Preferred Security Certificate on the books and records of the Trust. The agent may substitute another to act for him.

Date:
      --------------------------------------



Signature:
           ---------------------------------
(Sign exactly as your name appears on the Preferred Security Certificate)

Signature Guarantee*:










----------
* Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                  [FOR A GLOBAL PREFERRED SECURITY CERTIFICATE]

                      SCHEDULE OF INCREASES OR DECREASES IN
                            GLOBAL PREFERRED SECURITY

         This Global Preferred Security shall represent __ Preferred Securities unless otherwise indicated below.

         The following increases or decreases in this Global Preferred Security have been made:

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                                                                               Number of Preferred
                         Amount of decrease in     Amount of increase in      Securities evidenced by
                         Number of Preferred        Number of Preferred                this
                       Securities evidenced by    Securities evidenced by        Global Preferred
                        this Global Preferred      this Global Preferred      Security following such     Signature of authorized
       Date                    Security                  Security              decrease or increase          officer of Agent
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

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

                                                                       EXHIBIT B

                      [FORM OF COMMON SECURITY CERTIFICATE]

         THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT AS PROVIDED IN THE
                          AMENDMENT (AS DEFINED BELOW).

                    CERTIFICATE EVIDENCING COMMON SECURITIES

                                       OF

                               RGA CAPITAL TRUST I

                             5.75% COMMON SECURITIES

                      (LIQUIDATION AMOUNT $50 PER SECURITY)

CERTIFICATE NO.:____                     NUMBER OF COMMON SECURITIES ___________

         RGA CAPITAL TRUST I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that Reinsurance Group of America, Incorporated (the "Holder") is the registered owner of __________ common securities of the Trust representing undivided beneficial ownership interests in the assets of the Trust, which are designated the "Common Securities", Liquidation Amount $50 per Common Security (the "Common Securities"). Except as provided in the Trust Agreement, the Common Securities are not transferable, and any attempted transfer thereof shall be void. The rights and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Trust Agreement, dated as of December, 2001 (as the same may be amended from time to time, the "Trust Agreement"), among Reinsurance Group of America, Incorporated, as Depositor, Jack B. Lay, A. Greig Woodring and Todd C. Larson, as Administrative Trustees, The Bank of New York, as Property Trustee, and The Bank of New York (Delaware), as Delaware Trustee. Capitalized terms used but not defined herein shall have the meaning given them in the Amendment. The Holder is entitled to the benefits of the Guarantee Agreement, dated as of December 18, 2001, between Reinsurance Group of America, Incorporated, as Guarantor, and The Bank of New York, as Guarantee Trustee, in respect of the Preferred Securities and the Common Securities. The Depositor will provide a copy of the Amendment, the Guarantee Agreement and the Indenture (including any supplemental indenture) to a Holder without charge upon written request to the Depositor at its principal place of business.

         Upon receipt of this certificate, the Holder is bound by the Amendment and is entitled to the benefits thereunder.

         By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of undivided beneficial ownership interests in the Debentures.

         IN WITNESS WHEREOF, the Trust has executed this certificate this ______ day of December, 2001.

                                    RGA CAPITAL TRUST I


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:  Administrative Trustee








                                      B-2